1933 Act File No. 33-07404
                                                      1940 Act File No. 811-4760

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X
                                                                  ---

    Pre-Effective Amendment No.         ....................

    Post-Effective Amendment No. 55 ........................        X
                                 ---                              ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X

    Amendment No.   55  ....................................        X
                  ------                                          ---

                               BT INVESTMENT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                         (Registrant's Telephone Number)

Copies to:

Jay S. Neuman, Esquire                          Burton M. Leibert, Esq.
Federated Investors Tower                       Willkie Farr & Gallagher
Pittsburgh, Pennsylvania 15222-3779             787 Seventh Avenue
(Name and Address of Agent for Service)         New York, New York 10019

It is proposed that this filing will become effective
(check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) [ ] on (date) pursuant to paragraph (b) [X] 60 days after filing pursuant to paragraph (a)(1) [ ] on ____ pursuant to paragraph (a)(1) [ ] 75 days after filing pursuant to paragraph
(a)(2) [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

BT Investment Portfolios, Intermediate Tax Free Portfolio, International Equity Portfolio, and Capital Appreciation Portfolio have also executed this Amendment to the Registration Statement.








                              BT Investment Funds








                       Information About Investing in the
                           Intermediate Tax Free Fund

With the goal of achieving a high level of current income exempt from Federal income tax consistent with moderate risk of capital


                                   Prospectus
                                January 31, 1999


                             Bankers Trust Company
                               Investment Adviser









Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

INTERMEDIATE TAX FREE FUND OVERVIEW
      Goal...........................................................3
      Core Strategy..................................................4
      Principal Risks of Investing in the Fund.......................5
      Who Should Consider Investing in the Fund......................6
      Total Returns, After Fees and Expenses.........................7
      Annual Fund Operating Expenses.................................8

INTERMEDIATE TAX FREE FUND IN DETAIL
      Objective......................................................9
      Strategy.......................................................10
      Principal Investments..........................................12
      Risks..........................................................14

Management of the Fund...............................................17
      Board of Trustees..............................................17
      Investment Adviser.............................................17
      Portfolio Manager..............................................18
      Administrator..................................................19
      Organizational Structure.......................................20
Calculating the Fund's Share Price...................................21
Dividends and Distributions..........................................22
Tax Considerations...................................................23
Buying and Selling Fund Shares.......................................24
Financial Highlights.................................................25

INTERMEDIATE TAX FREE FUND OVERVIEW

Goal
The Fund invests for a high level of current income exempt from Federal income tax consistent with moderate risk of capital.

Core Strategy
The Fund invests primarily in high-quality tax-exempt municipal bonds. The Fund seeks to hold a portfolio with an intermediate-term duration.

Principal Risks of Investing in the Fund
An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example,

o A municipal bond held by the Fund could perform poorly;
o A bond issuer's creditworthiness could decline, which causes the value of the securities it has issued to decline;
o A bond issuer could pay off a high-yielding bond before it comes due and the Fund could not advantageously re-invest the proceeds; or
o The municipal bond market could decline in value as a result of a rise in interest rates.

Who Should Consider Investing in the Fund
You should consider investing in the Intermediate Tax Free Fund if you are seeking the intermediate or long-term goal of high current income that is exempt from Federal income tax and has a moderate level of risk.

[SIDEBAR: Tax-free bonds generally pay a lower level of interest than similar bonds on which the income is taxed. You can determine if an investment in the Intermediate Tax Free Fund pays out more to you after taxes than a taxable investment by obtaining the Fund's tax-exempt yield and comparing it to the Fund's taxable equivalent yield. To calculate the taxable equivalent yield, divide the tax-exempt yield by the difference between 100% and your tax bracket percentage. For example, if you are in the 28% federal tax bracket and can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 6.94% (5% / 72%). To obtain current yield information, call the BT Service Center at 1-800-730-1313.]

There is, of course, no guarantee that the Fund will realize its goal. In addition, you must be willing to accept the possibility of short-term price fluctuations, which though typically less than those associated with long-term bonds or stocks, do occur from time to time.

You should not consider investing in the Intermediate Tax Free Fund if you are pursuing a short-term financial goal or are investing to achieve capital appreciation.

The Fund by itself does not constitute a balanced investment program. Although past performance is not indicative of future results, diversifying with other types of long-term investments (such as long-term bond and stock mutual funds) has in the past delivered higher returns. However, long-term bond and stock mutual funds typically incur more short-term volatility.

An investment in the Intermediate Tax Free Fund is not a deposit of Bankers Trust Company or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Total Returns, After Fees and Expenses
The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since it began selling shares to the public on July 20, 1992 (its inception date). The table compares the Fund's average annual return with the Lehman Brothers 7-Year General Obligation Municipal Bond Index over the last one and five years, and since inception. The Index is a passive measure of municipal bond returns. It does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.

[SIDEBAR: The Lehman Brothers General Obligation Municipal Bond Index is a widely accepted benchmark of municipal bond performance. It covers more than 46,000 municipal securities. The 7-Year Index is a model, not an actual portfolio, that tracks the returns of general obligation municipal bonds scheduled to mature in six to eight years, a subset of some 1,700 securities. Their maturity range corresponds to the maturity range of the bonds in the Fund.]

            Fund Performance For Each Calendar Year Since Inception
                                  [bar chart]


---------------------------------------------------------------
---------------------------------------------------------------
   1993       1994      1995      1996      1997       1998
---------------------------------------------------------------

Since inception, the Fund's highest return in any calendar quarter was ___% and its lowest quarterly return was (___%). Past performance offers no indication of how the Fund will perform in the future.

                 Average Annual Returns as of December 31, 1998

-------------------------------------------------------------------
                                                          Since
                                                        Inception
                                 1 year      5 years   (7/20/92)*
-------------------------------------------------------------------
Intermediate Tax Free Fund
-------------------------------------------------------------------
Lehman Brothers 7-Year
General Obligation Municipal
Bond Index
-------------------------------------------------------------------

*The Lehman Brothers 7-Year General Obligation Municipal Bond Index is calculated from July 31, 1992.

Annual Fund Operating Expenses (expenses paid from Fund assets) This table describes the fees and expenses you may pay if you buy and hold shares of the Intermediate Tax Free Fund.

      --------------------------------------------------------------
                                             percentage of average
                                               daily net assets*
      --------------------------------------------------------------
      Management Fees                                0.40%
      --------------------------------------------------------------
      Distribution and Service (12b-1) Fees          None
      --------------------------------------------------------------
      Other Expenses                                 0.82%
      --------------------------------------------------------------
      Total Fund Operating Expense                   1.22%
      --------------------------------------------------------------
      Less Fee Waivers or Expense
      Reimbursement                                 (0.37%)+
      --------------------------------------------------------------
      Net Expenses                                   0.85%
      --------------------------------------------------------------

Expense Example
The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

Expense Example
-------------------------------------------------
1 Year       3 Years     5 years     10 Years
-------------------------------------------------
$87          $271        $471        $1,049
-------------------------------------------------

You may use this hypothetical example to compare the Fund's expense history with other funds.* This example does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.

*Information on the annual operating expenses reflects the expenses of both the Fund and the Intermediate Tax Free Portfolio, the master fund in which the Intermediate Tax Free Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus).

+Bankers Trust has agreed for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees and reimburse expenses so that total expenses will not exceed 0.85%.

INTERMEDIATE TAX FREE FUND IN DETAIL

Objective
The Intermediate Tax Free Fund seeks a high level of current income exempt from Federal income tax consistent with moderate risk of capital.

The Fund invests for income from interest payments; capital appreciation is not an objective of the Fund. While we give priority to earning income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy
The Fund seeks a current yield from interest income that is greater than generally obtainable from short-term tax-exempt bonds with the highest investment ratings.

[SIDEBAR: A bond's current yield is not necessarily the same as its coupon, the interest rate a borrower contracts to pay when issuing the bond. For example, a $1,000 bond with a 5% coupon requires the borrower to make annual interest payments of $50. If buyers can purchase the bond on the open market for $950, their yield will be 5.3% ($50/$950). If they purchase the bond for $1050, their yield will be 4.8% ($50/$1050).]

We do this by adjusting the average duration of the bonds held by the Fund according to current market and credit conditions and the Bankers Trust interest rate forecast.

[SIDEBAR: Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise--but also are more likely to receive more income from their investment to compensate for the risk.]

o If our analysis indicates that yields are not likely to change, we attempt to align the Fund's average duration to that of the intermediate-duration municipal market as a whole.
o If we expect yields to rise, we will shorten the Fund's duration by buying shorter maturity and selling longer maturity bonds, a tactic that should insulate the value of its shares from falling bond prices.

      [SIDEBAR: Maturity measures the time remaining until an issuer must repay a bond's principal (and the issuer's debt) in full.]

o If we expect yields to fall, we will lengthen the Fund's duration by selling shorter bonds and buying bonds with maturities up to 20 years to capture the gain in prices.

The Fund's duration can vary approximately 12 months in either direction from the duration of the whole intermediate-term market.

The Fund also attempts to increase current income by capturing temporary variations in the "spread" among different kinds of municipal bonds. The difference, or spread, in the yield from different kinds of bonds normally remains fairly constant. If yields change on, say, the highest rated general obligation bonds, they should change by a predictable amount on less highly rated bonds secured only by revenues from licensing fees. But outside economic influences, political considerations or the marketplace law of supply and demand may alter the normal spread. This deviation from the expected pattern may offer the Fund the opportunity to earn more than usual from bonds at a given level of risk.

Principal Investments
The Fund attempts to invest all of its assets in tax-exempt municipal securities.

[SIDEBAR: Interest income from notes and bonds issued by a state or local government entity is exempt from Federal income tax.]

The Fund only invests in securities that receive investment grade ratings from a major rating service.

[SIDEBAR: Municipal bonds must be rated Aaa, Aa, A, MIG-1 or Prime-1 by Moody's Investors Service, Inc. or AAA, AA, A, SP-1 or A-1 by Standard & Poor's Ratings Service at the time the Fund purchases them.]

The Fund may purchase a particular bond even if the rating agencies have not reviewed it, if our analysis concludes that its credit quality compares to the top ratings, and it may continue to hold a bond if its rating declines after purchase.

The Fund may invest up to 20% of its total assets in taxable securities to maintain liquidity, manage cash flow, or respond to adverse market conditions. It can invest in U.S. Treasury bonds or bonds guaranteed by Federal agencies or corporate debt that meets the Fund's quality requirements. The interest income on these securities is subject to Federal income tax.

Portfolio Turnover

The annual portfolio turnover rate measures the frequency that the Portfolio sells and replaces the value of its securities within one year. An annual portfolio turnover rate of 100% means that the Portfolio sold and purchased investments equal to the average value of the Portfolio for a given year. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability. The Fund does not have a target portfolio turnover rate. Its turnover will depend on the Investment Adviser's assessment of how often to trade, in light of market conditions and the Fund's investment objective.

Risks
Below we set forth some of the prominent risks associated with municipal bond investing, as well as investing in general. We also detail our methods for dealing with these risks. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed in every case.

Primary risks

Market Risk
The Fund faces the risk that the overall market for municipal bonds may decline. National and global economic events may prompt this decline, as may economic events in locales in which the Fund has invested. Developments in other bond markets or the stock market could also adversely affect the Fund by reducing the relative attractiveness of municipal bonds as an investment.

Interest Rate Risk
A significant risk for the Fund is interest rate risk, the risk that fixed-income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates decline). To address movements in interest rates, the Investment Adviser attempts to adjust the Fund's holdings of long-and short-term securities to reflect our expectations of changes in interest rates.

Credit Risk
An investor purchasing a municipal bond faces the risk that the creditworthiness of the issuer may decline, causing the value of the bond itself to decline. In addition, issuers may not be able to pay the interest on the bonds they have issued. As a way of reducing these risks, the Fund invests only in the highest investment-grade securities to provide an added level of protection when economic conditions deteriorate. In addition, we continuously monitor the financial well-being of the issuers of the bonds that the Fund owns. We may sell those that show the signs of weakness that may lead to a ratings downgrade or even to default.

Prepayment Risk
When a bond issuer retains the right to pay off a high yielding bond before it comes due, the Fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Fund's income. In addition, it may create a capital-gains-tax liability, because bond issuers usually pay a premium for the right to pay off bonds early. The Fund protects itself against this type of risk through a combination of approaches: o It may purchase "callable" bonds early in the life of the loan, when the issuer is least likely to call them in for prepayment;
o It may purchase callable bonds that offer extra yield income as an incentive for assuming prepayment risk; or
o It may purchase non-callable bonds that offer yield income comparable to callables.

Secondary risks

Information Risk
Unlike Treasury bonds and stocks, municipal bonds do not trade on highly centralized exchanges. Specialized dealers make the markets for municipal bonds. This means that prices on bonds of comparable safety and maturity may vary widely. It poses the risk the Fund may buy or sell a bond on unfavorable terms. We try to minimize this risk by investing only in high quality, readily marketable bonds and cultivating business relationships with established, reputable dealers.

Liquidity Risk
A decentralized market, like that for municipal bonds, faces a greater liquidity risk than a centralized market consisting of many more buyers and sellers. Investors in municipal bonds may not be able to sell a bond quickly or receive a price that reflects its intrinsic value. The Fund attempts to minimize this risk by buying only investment-grade municipal bonds from large, well-known bond issuers.

Year 2000 Risk
As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for services or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. We are working both internally and with our business partners and service providers to address this problem. If we - or our business partners, service providers, government agencies or other market participants - do not succeed, it could materially affect shareholder services or it could affect the value of the Fund's shares.

Temporary Defensive Position
We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in short-term municipal obligations and taxable securities with the highest investment ratings. To the extent we might adopt such a position, the Fund may not meet its goal of a high level of current tax-free income.

Management of the Fund

Board of Trustees
The Fund's shareholders, voting in proportion to the amount of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf.

Investment Adviser
Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, New York 1006, acts as the Fund's investment adviser, exercises day-to-day oversight and assumes responsibility for the securities the Fund owns. Bankers Trust received a fee of [___]% of the Fund's average daily net assets for its services in the last fiscal year.

As of September 30, 1998, Bankers Trust was the seventh largest bank holding company in the United States with total assets of approximately $150 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries.

Bankers Trust's officers bring wide experience to managing both the Fund and its Portfolio. And the firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. Today, the assets under its global management exceed $350 billion. The scope of the firm's capability is broad: It is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

Portfolio Manager
Gary Pollack is responsible for the day-today management of the Fund:
o  Principal of Bankers Trust and Portfolio Manager of Intermediate Tax Free
   Fund.
o Joined Bankers Trust in 1978.
o Portfolio Manager of the Fund since its inception.
o 20 years of investment research experience.
o Bachelors degree in economics and mathematics, masters degree in economics from the State University of New York at Albany.

Other Services
Bankers Trust provides administrative services--such as portfolio accounting, legal services and others--for the Fund. Bankers Trust--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include: o Keeping accurate, up-to-date records for your individual Fund account; o Implementing any changes you wish to make in your account information; o Processing your request for cash dividends and distributions from the Fund; o Answering your questions on the Fund's investment performance or administration;
o Sending proxy reports and updated prospectus information to you; and o Collecting your executed proxies and forwarding them to the Fund's trustees.

Brokers and financial advisors may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust or retirement-investment reporting.

Organizational Structure: Master-Feeder Fund
The Intermediate Tax Free Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the Intermediate Tax Free Portfolio. The Fund and the Master Portfolio have the same investment objective. The Master Portfolio is advised by Bankers Trust.

The Master Portfolio may accept investments from other feeder funds. The feeders bear the Master Portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the Master Portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

Calculating the Fund's Share Price
We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

[SIDEBAR: The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.]

The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotes for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices the securities might actually bring if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate the price, you may not receive the full market value for your Fund shares when you sell.

You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

Dividends and Distributions
Income dividends, if any, for the Fund are declared daily and paid monthly. You may elect to receive your distributions in cash or to reinvest them in additional shares of the Fund.

Tax Considerations

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

--------------------------------------------------------------------------------
Transaction                                         Tax Status
--------------------------------------------------------------------------------
Income dividends                                    Ordinary income
--------------------------------------------------------------------------------
Short-term capital gains distributions              Ordinary income
--------------------------------------------------------------------------------
Long-term capital gains distributions               Capital gains
--------------------------------------------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

-------------------------------------------------------------------------------------
Transaction                                         Tax Status
-------------------------------------------------------------------------------------
Your sale of shares owned more than one year        Capital gains or losses
-------------------------------------------------------------------------------------

Your                                                sale of shares owned for one
                                                    year or less Gains treated
                                                    as ordinary income; losses
                                                    subject to special rules.
-------------------------------------------------------------------------------------

The tax considerations for tax deferred accounts or non-taxable entities will be different. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

Buying and Selling Fund Shares
You can purchase or redeem shares in the Fund by mail, phone, wire or through an authorized broker or financial advisor. Contact your broker or financial advisor for details. You may also call the BT Service Center at 1-800-730-1313.

We may close your Fund account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value. In addition, if your sell order exceeds $250,000, we reserve the right to redeem it "in kind" with a pro-rata distribution of securities actually held by the Fund, rather than in cash.

Exchange Privileges
You can exchange all or part of your shares for shares in another BT Mutual Fund up to four times a year without paying a sales charge. Before buying shares through an exchange you should be sure to get a copy of that Fund's prospectus and read it carefully. Please note also that you may have to pay taxes on the shares you sell in the exchange.

Account minimums
The Fund requires a minimum investment of $2,500 to open accounts, $250 for subsequent investments and a minimum balance of $1,000 to maintain them. It requires a $500 minimum investment to open a retirement account, $100 for subsequent investments, but imposes no minimum balance. Automatic investment accounts, which credit money from your checking account to the purchase of Fund shares monthly, bi-monthly, quarterly, or every six months, call for a minimum $1,000 opening investment and at least $100 for each succeeding purchase of shares.

The Fund's Shareholder Guide and the Statement of Additional Information both contain complete information on buying and selling Fund shares and maintaining a Fund account. If you have not already received a copy of the Shareholder Guide or wish to obtain a free copy of the Statement of Additional Information, please call the

BT Service Center at 1-800-730-1313.

Financial Highlights
The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all interest income and distributions. This information has been audited by ______________________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.


------------------------------------------------------------------------------------
Per Share Operating                10/1/97  10/1/96    10/1/95-   1/1/95 -  1/1/94 -
Performance:                       -9/30/98  -9/30/97   9/30/96   9/30/95*  12/31/94
------------------------------------------------------------------------------------
Net Asset Value, Beginning of
Period
Income from Investment
Operations                                    $ 10.34   $ 10.56    $ 9.72   $ 10.54
------------------------------------------------------------------------------------
   Net Investment Income                         0.44      0.33      0.47      0.42
------------------------------------------------------------------------------------
   Net Realized and Unrealized
   Gain (Loss) on Investments                    0.31     (0.22)     0.84     (0.82)
------------------------------------------------------------------------------------
Total Income (Loss) from
Investment Operations                            0.75      0.11      1.31     (0.40)
                                              -------   -------   -------   -------
------------------------------------------------------------------------------------
Distributions to Shareholders
------------------------------------------------------------------------------------
   Net Investment Income                        (0.44)    (0.33)    (0.47)    (0.42)
------------------------------------------------------------------------------------
   Net Realized Gains                              --        --        --        --
------------------------------------------------------------------------------------
Total Distributions                             (0.44)    (0.33)    (0.47)    (0.42)
------------------------------------------------------------------------------------
Net Asset Value, End of Period                $ 10.65   $ 10.34   $ 10.56   $  9.72
                                              -------   -------   -------   -------
------------------------------------------------------------------------------------
Total Investment Return                          7.43%     4.09%**  13.71%    (3.81)%
------------------------------------------------------------------------------------
 Supplemental Data and Ratios:
------------------------------------------------------------------------------------
   Net Assets, End of Period
   (000s omitted)                             $18,732   $22,008   $22,213   $25,303
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------
   Net Investment Income                         4.23%     4.25%**   4.58%     4.20%
------------------------------------------------------------------------------------
Expenses, including Expenses of
   the Intermediate Tax Free
   Portfolio                                     0.85%     0.85%**   0.85%     0.85%
------------------------------------------------------------------------------------
Decrease Reflected in above
Expense Ration Due to absorption
of Expenses by Bankers Trust                     0.30%     0.38%**   0.28%     0.36%
------------------------------------------------------------------------------------
 Portfolio Turnover Rate***                       171%      130%       95%      118%
------------------------------------------------------------------------------------


  *The Fund changed its fiscal year end from December 31 to September 30 in 1996 **Annualized
***The portfolio turnover rate is the rate for the Master Portfolio into which the Fund invests all its assets

[BACK COVER]

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated [DATE], which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at:

                              BT Service Center
                              P.O. Box 419210
                              Kansas City, MO 64141-6210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about the Fund on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.

You can get information about buying and selling shares in the Fund in the Shareholder Guide. If you have not received a copy of the Guide, call the BT Service Center to obtain one free of charge.

Intermediate Tax Free Fund

BT Investment Funds


811-4760

Subject to Completion, Dated November __, 1998


                                             STATEMENT OF ADDITIONAL INFORMATION

                                January __, 1999

BT Investment Funds

o     Intermediate Tax Free Fund

BT Investment Funds (the "Trust") is comprised of a number of separate investment funds. The shares of the following fund - Intermediate Tax Free Fund (the "Fund") - are described herein.

As described in the Prospectus, the Trust seeks to achieve the investment objective of the Fund by investing all the investable assets ("Assets") of the Fund in a diversified open-end management investment company, the Intermediate Tax Free Portfolio (the "Portfolio"), having the same investment objective as the Fund.

Shares of the Fund are sold by ICC Distributors, Inc. ("ICC Distributors"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolio's investment adviser ("Adviser"), and to clients and customers of other organizations.

The Trust's Prospectus for the Fund is dated January __, 1999. The Prospectus provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Fund's Prospectus. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent. This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Trust's Prospectus. The financial statements for the Fund and the Portfolio for the fiscal year ended September 30, 1998, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated September 30, 1998. A copy of the Fund's and the Portfolio's Annual Report may be obtained without charge by calling the Fund at the telephone number listed below.

                              BANKERS TRUST COMPANY
              Investment     Adviser and Administrator of the Portfolio ICC
                             DISTRIBUTORS, INC.
                                   Distributor

     Two Portland Square          Portland, Maine  04101     1-800-730-1313

                                TABLE OF CONTENTS
                                -----------------

                                      PAGE
                                                                        ----


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS............................1
      Investment Objective.................................................1
      Investment Policies..................................................1
      Additional Risk Factors..............................................8
      Investment Restrictions.............................................10
      Portfolio Transactions and Brokerage Commissions....................13

PERFORMANCE INFORMATION...................................................14
      Standard Performance Information....................................14
      Expenses............................................................15
      Comparison of Fund Performance......................................15
      Economic and Market Information.....................................16
      Purchase of Shares..................................................16
      Redemption of Shares................................................18
      Redemptions and Purchases in Kind...................................20

MANAGEMENT OF THE TRUST AND THE PORTFOLIO.................................20
      Trustees of the Trust...............................................21
      Trustees of the Portfolio...........................................21
      Officers of the Trust and Portfolio.................................21
      Investment Adviser..................................................22
      Administrator.......................................................23
      Distributor.........................................................24
      Service Agent.......................................................24
      Custodian and Transfer Agent........................................24
      Use of Name.........................................................24
      Banking Regulatory Matters..........................................24
      Counsel and Independent Accountants.................................25

ORGANIZATION OF THE TRUST.................................................25

TAXATION..................................................................26
      Taxation of the Fund................................................26
      Distributions.......................................................26
      Taxation of the Portfolio...........................................27
      Other Taxation......................................................27

FINANCIAL STATEMENTS......................................................27

APPENDIX..................................................................28



                                      (i)

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              Investment Objective

The investment objective of the Fund is a high level of current income exempt from federal income tax consistent with moderate risk of capital. There can, of course, be no assurance that the Fund will achieve its investment objective.

                               Investment Policies

The Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. The Portfolio's investment objective is a high level of current income exempt from Federal income tax consistent with moderate risk of capital. The Portfolio invests primarily in high-quality tax-exempt municipal bonds. The Portfolio seeks to hold a portfolio of securities with an intermediate-term duration. The Portfolio intends to manage its holdings actively. Portfolio transactions are undertaken principally to accomplish the Portfolio's investment objective in relation to expected movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective.

The Portfolio seeks to maintain a current yield that is greater than that generally obtainable from a portfolio of short-term tax-exempt obligations, subject to applicable quality restrictions. The Portfolio seeks to increase yields by adjusting the average maturity of its portfolio in light of prevailing market conditions and credit considerations. The Portfolio will normally consist of a portfolio of securities with a weighted average maturity of three to ten years. The remaining maturity of securities generally will not exceed 20 years at the time of investment. The Portfolio adjusts its holdings of long-term and short-term debt securities to reflect its assessment of prospective changes in interest rates, which may adversely affect current income.

The value of securities held by the Portfolio will generally fluctuate inversely with changes in prevailing interest rates and will also be affected by changes in the creditworthiness of issuers and other market factors. The quality criteria applied in the selection of Portfolio securities are intended to minimize adverse price changes due to credit considerations. The value of municipal securities in the Portfolio can also be affected by market reaction to legislative consideration of various tax reform proposals. Although the value of the assets of the Portfolio and the net asset value of the Fund will fluctuate, the Portfolio attempts to conserve the value of its assets to the extent consistent with its objective.

Quality Information. The Portfolio will not purchase any municipal obligation unless it is rated at least A, MIG-1 or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A, SP-1 or A-1 by Standard & Poor's Ratings Group ("S&P") or if unrated, in the Adviser's opinion it is of comparable quality. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment.

Taxable Investments. The Portfolio attempts to invest 100% of its assets in tax-exempt municipal securities; however the Portfolio is permitted to invest up to 20% (or greater while maintaining a temporary defensive position) of the value of its total assets in securities, the interest income on which is subject to federal income or alternative minimum tax. The Portfolio may make taxable investments pending investment of proceeds of tax-exempt securities, pending settlement of purchases of portfolio securities, to maintain liquidity to meet redemptions or when it is advisable in Bankers Trust's opinion because of adverse market conditions. The taxable investments permitted for the Portfolio include obligations of the U.S. and its agencies and instrumentalities, bank obligations, commercial paper and repurchase agreements and other debt securities which meet the Portfolio's quality requirements.

Municipal Securities. The Portfolio may invest in notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. These obligations may be general obligation instruments secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue instruments payable from specific revenue sources, but not generally backed by the issuer's taxing power. These include industrial development bonds where payment is the responsibility of the private industrial user of the facility financed by the instruments.

Short-Term Municipal Investments. For temporary defensive purposes or for purposes of liquidity, the assets of the Portfolio may be invested in short-term municipal obligations. These short-term obligations include municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds and project notes, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. Although master demand obligations are not marketable to third parties, the Portfolio considers them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. The credit quality of variable rate demand notes and other municipal obligations is frequently enhanced by various arrangements with domestic or foreign financial institutions, such as letters of credit, guarantees and insurance, and these arrangements are considered when investment quality is evaluated. These obligations will be of comparable quality to municipal bonds and will be purchased in anticipation of a declining market and rising interest rates, pending purchase of longer term investments or to maintain liquidity to meet redemptions. The amortized cost method is used by the Portfolio to value municipal securities with maturities of less than 60 days; when these securities are subject to puts separate from the underlying securities, no value is assigned to the puts. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires.

Municipal Bonds. Municipal bonds generally fund longer-term capital needs than municipal notes and have maturities exceeding one year when issued. The Portfolio may invest in municipal bonds. Municipal bonds include:

General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, certificates of deposit and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

Private Activity Bonds. Private activity bonds, which are considered municipal obligations if the interest paid thereon is excluded from gross income for Federal income tax purposes but is a specific tax preference item for Federal individual and corporate alternative minimum tax purposes, are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities such as manufacturing facilities, certain hospital and university facilities and housing projects. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and generally the pledge, if any, of real and personal property so financed as security for payment.

Municipal Notes. Municipal notes generally fund short-term capital needs. The Portfolio may invest in municipal notes, which include:

Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide funds for the repayment of these notes.

Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements, such as receipt of anticipated Federal, state or other grants or aid, passage of increased legislative authority to issue longer-term instruments or obtaining other refinancing.

Construction Loan Notes. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment of the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Portfolio will only purchase construction loan notes that are subject to permanent GNMA or bank purchase commitments.

Tax-Exempt Commercial Paper. The Portfolio may invest in tax-exempt commercial paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Standby Commitments. The Portfolio may acquire standby commitments or "puts" solely to facilitate portfolio liquidity; the Portfolio intends to exercise its rights thereunder for trading purposes. The maturity of a municipal obligation is not to be considered shortened by any standby commitment to which the obligation is subject. Thus, standby commitments do not affect the dollar-weighted average maturity of the Portfolio.

When municipal obligations are subject to puts separate from the underlying securities, no value is assigned to the put. Because of the difficulty of evaluating the likelihood of exercise or the potential benefit of a put, the Board of Trustees has determined that puts shall have a fair market value of zero, regardless of whether any direct or indirect consideration was paid.

Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Portfolio's policy is to enter into put transactions only with put writers who are approved by Bankers Trust. It is the Portfolio's general policy to enter into put transactions only with those put writers which are determined to present minimal credit risks. In connection with this determination, the Board of Trustees will review regularly Bankers Trust's list of approved put writers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit securing the puts written by them. Commercial banks normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's or AA or better by S&P, or will be of comparable quality in Bankers Trust's opinion, or such put writers' obligations will be collateralized and of comparable quality in Bankers Trust's opinion. The Board of Trustees has directed Bankers Trust not to enter into put transactions with any put writer that, in the judgment of Bankers Trust using the above-described criteria, is or becomes a recognizable credit risk. The Trust is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from a put writer in the event that a put writer should default on its obligation to repurchase an underlying security.

Other Investments and Investment Techniques. The Portfolio may also utilize the following investments and investment techniques and practices: puts, zero coupon municipal securities, repurchase agreements, Rule 144A securities, when-issued and delayed delivery securities, and options and futures contracts.

Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Puts. The Portfolio may purchase municipal bonds or notes together with the right to resell them at an agreed price or yield within a specified period prior to maturity. This right to resell is known as a put. The aggregate price paid for securities with puts may be higher than the price which otherwise would be paid. Consistent with the investment objectives of the Portfolio and subject to the supervision of the Trustees of the Portfolio, the purpose of this practice is to permit the portfolio to be fully invested in tax-exempt securities while maintaining the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, to purchase at a later date securities other than those subject to the put and to facilitate Bankers Trust's ability to manage the Portfolio actively. The principal risk of puts is that the put writer may default on its obligation to repurchase. Bankers Trust will monitor each writer's ability to meet its obligations under puts.

The amortized cost method is used by the Portfolio to value municipal securities with maturities of less than 60 days; when these securities are subject to puts separate from the underlying securities, no value is assigned to the puts. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires.

Zero Coupon Bonds. Zero coupon bonds are the separate income or principal components of a debt instrument. These involve risks that are similar to those of other debt securities, although they may be more volatile, and certain zero coupon bonds move in the same direction as interest rates.

Zero Coupon Municipal Securities. The Intermediate Tax Free Portfolio may invest in zero coupon municipal securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities.


Floating Rate Bonds. Floating rate bonds may have interest rates that move in tandem with a benchmark, helping to stabilize their prices.


U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolio, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuations during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio maintains with the Custodian a segregated account containing cash or liquid securities in an amount at least equal to these commitments.

Repurchase Agreements. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the Fund's yield or in the market value of its assets. A reverse repurchase agreement is a form of borrowing and will be counted toward the Portfolio's borrowing restrictions.


Short-Term Instruments. The Portfolio intends to stay invested in the securities described herein to the extent practical in light of its objective and long-term investment perspective. However, the Portfolio may invest up to 35% of its total assets in high quality short-term investments with remaining maturities of 397 days or less, or in money market mutual funds, to meet anticipated redemptions and expenses for day-to-day operating purposes and up to 100% of its total assets when, in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the respective markets. When the Portfolio experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Portfolio's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Portfolio may invest in short-term instruments for a limited time pending availability of such portfolio securities. Short-term instruments consist of foreign or domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. These instruments may be denominated in U.S. dollars or in foreign currencies.

Derivatives. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Adviser will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Portfolio and when consistent with the Portfolio's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

For a description of commercial paper ratings, see Appendix.

Futures Contracts and Options on Futures Contracts.

General. The successful use of such instruments draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, or contracts based on financial indices including any index of U.S. government securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and clear through their clearing corporations. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

At the same time a futures contract is entered into, the Portfolio must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin deposit would be approximately 1 1/2% to 10% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position on a commodities exchange in the identical futures contract. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of entering into a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.


Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.


The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.


The Board of Trustees of each Portfolio has adopted a further restriction that the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

Futures Contracts on Stock and Bond Indices. Each Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of domestic or foreign securities ("Futures Contracts"). This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the portfolio. A Futures Contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in Futures Contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures position taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

The risks of Futures Contracts also include a potential lack of liquidity in the secondary market and incorrect assessments of market.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good faith deposit against performance of obligations under Futures Contracts written for a Portfolio. A Portfolio may not purchase or sell a Futures Contract if immediately thereafter its margin deposits on its outstanding Futures Contracts, other than Futures Contracts used for hedging purposes, would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

Asset Coverage. To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Portfolio's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

                             Additional Risk Factors

In addition to the risks discussed above, the Portfolio's investments may be subject to the following risk factors:

Options on Futures Contracts. Futures contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Options on Securities. A Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

A Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

Each Portfolio has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

A Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolios' Trustees.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-730-1313.


Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether the Portfolio should continue to hold the obligation.

                             Investment Restrictions

The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by that Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Fundamental Policies. As a matter of fundamental policy, the Portfolio (or the Fund) may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

      1) borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money, but only as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below (as an operating policy, the Portfolio may not engage in dollar-roll transactions);

     (2) underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

     (3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

     (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

     (5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry; and

     (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     (7) with respect to 75% of the Fund's (Portfolio's) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash-equivalents, U.S. government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.


Additional Restrictions. The following are nonfundamental policies of the Fund and the Portfolio. In order to comply with certain statutes and policies, the Portfolio (or the Trust, on behalf of the Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

     (i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio
            (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

     (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

     (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (iv) (a) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions; and (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's (Fund's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio
            (Fund) has no current intention to engage in short selling);

     (v) invest for the purpose of exercising control or management of another company;

     (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund), unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless (1) the Portfolio's investment adviser waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Portfolio incurs no sales charge in connection with the investment;

     (vii) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (Fund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;

     (viii) invest more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Portfolio's (Fund's) Board of Trustees), and (b) no more than 5% of the Portfolio's (Fund's) total assets will be invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

     (ix)   invest  in   securities   issued  by  an  issuer  any  of  whose
            officers,   directors,   trustees  or  security  holders  is  an
            officer or Trustee of the Portfolio (Trust), or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Portfolio (Fund) one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

     (x)    invest in warrants (other than warrants acquired by the Portfolio
            (Fund) as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's (Fund's) net assets or if, as a result, more than 2% of the Portfolio's (Fund's) net assets would be invested in warrants not listed on the New York or American Stock Exchange, to the extent permitted by applicable state securities laws;

     (xi)   write  puts  and  calls  on   securities   unless  each  of  the
            following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date
            the   options  are  sold  shall  not  exceed  50%  of  the
            Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or securities acceptable to the broker equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

     (xii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets;
            and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.


There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.


The Fund will comply with the state securities laws and regulations of all states in which it is registered. The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Fund, or any other registered investment company investing in the Portfolio, is registered.

                 Portfolio Transactions and Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for a Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions. The Adviser will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Adviser may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to a Portfolio and to the Adviser, it is the opinion of the management of the Portfolios that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolios, and not all such information is used by the Adviser in connection with the Portfolios. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolios.

In certain instances there may be securities which are suitable for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for a Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned. However, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the fiscal years ended September 30, 1998 and 1997 and the period from January 1, 1996 to September 30, 1996, and the fiscal year ended December 31, 1995, the Portfolio paid no brokerage commissions.

                             PERFORMANCE INFORMATION

                        Standard Performance Information

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. Mutual fund performance is commonly measured as total return and/or yield. The Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

      Yield: Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

      Income calculated for the purposes of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements.


      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return (see "Total Return" below) of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the expenses of the Fund or Portfolio.


      Tax-Equivalent Yield: The Fund's tax-equivalent yield is equal to the Fund's yield divided by (1-Tax Rate).

      As of September 30, 1998, the Fund's tax equivalent 30-day SEC yield was ____%, assuming a maximum Federal tax rate of 31%. The Fund's 30-day SEC yield for the period ended September 30, 1998 was ____%.

      Total return: Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. The Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

                                                                      Cumulative Total Return      Annualized Total Return
                                                                        For the Period From          From the Period From
                                                                           July 20, 1992                July 20, 1992
                        Total Return for the  Total Return for the       (Commencement of             (Commencement of
                           One Year Ended       Five Years Ended             Operations)                  Operations)
                         September 30, 1998    September 30, 1998   Through September 30, 1998   Through September 30, 1998
Intermediate Tax Free Fund      7.43%                32.53%                   32.56%                         5.57%

      Performance Results: Total returns and yields are based on past results and are not an indication of future performance. Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                                    Expenses

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by the Adviser or ICC Distributors, including administration fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by the Adviser or ICC Distributors, including investment advisory and administration and service fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

                         Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

Investor's Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morningstar Inc., a publisher of financial information and mutual fund research.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

ValueLine, a biweekly publication that reports on the largest 15,000 mutual funds.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

                         Economic and Market Information

Advertising and sales literature of the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as business and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.

                               Purchase of Shares

The Trust accepts purchase orders for Shares of the Fund at the NAV per Share next determined after the order is received on each Valuation Day. Shares may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for Shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to

Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trust and the Adviser have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Certificates for Shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy Shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for Shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

Minimum Investments

To Open an Account                     $  2,500
For retirement accounts                     500
Through automatic investment plans        1,000

To Add to an Account                   $    250
For retirement accounts                     100
Through automatic investment plans          100

Minimum Balance                        $  1,000
For retirement accounts                    None

[The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.]

If you are new to BT Investment Funds, complete and sign an account application and mail it along with your check to the address listed below. For an account application, call the BT Service Center at 1-800-730-1313.

      BT Service Center
      P.O. Box 419210
      Kansas City, MO 64141-6210

Overnight mailings:

      BT Service Center
      210 West 10th Street, 8th Floor
      Kansas City, MO 64105-1716

If you have money invested in a fund in the BT Family of Funds, you can:

o     Mail an account application with a check,

o     Wire money into your account,

o Open an account by exchanging from another fund in the BT Family of Funds, or

o     Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Investment Professional or BT Retirement Services Center at 1-800-677-7596 for more information and a retirement account application.

Additional Information About Buying Shares

         To Open an Account                 To Add to an Account

By Wire Call the BT Service Center at Call your Investment 1-800-730-1313 to receive wire Professional or wire instructions for account additional investment to:
         establishment.
                                            Routing No.: 021001033
                                            Attn:        Bankers Trust/IFTC
                                            Deposit
                                            DDA No.:     00-226-296
                                            FBO:         (Account name)
                                                         (Account Number)
                                            Credit:      Fund Number
                                                         Investment Intermediate
                                                         Tax-Free Fund--467
                                                         Specify the complete
                                                         name of the Fund,
                                                         including your account
                                                         number and your name.

By Phone Contact your Service Agent,        Contact your Service Agent,
         Investment Professional, or call   Investment Professional, or call
         BT's Service Center at             BT's Service Center at
         1-800-730-1313. If you are an      1-800-730-1313. If you are an
         existing shareholder, you may      existing Shareholder, you may
         exchange from another BT account   exchange from another BT account
         with the same registration,        with the same registration,
         including name, address, and       including name, address, and
         taxpayer ID number.                taxpayer ID number.

By Mail Complete and sign the account Make your check payable to the application. Make your check complete name of the Fund of your payable to the complete name of choice. Indicate your Fund account the Fund of your choice. Mail to number on your check and mail to the appropriate address indicated the address printed on your account on the application. statement.

                              Redemption of Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your Shares. Your Shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for Shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. The Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the fund having a balance below the minimum, but not if an account is below the minimum due to change in market value. See "Minimum Investments" above for minimum balance amounts.

To sell Shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.

If you are selling some but not all of your non-retirement account Shares, leave at least $1,000 worth of shares in the account to keep it open.

To sell Shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o     Your account registration has changed within the last 30 days,

o The check is being mailed to a different address than the one on your account (record address),

o     The check is being made payable to someone other than the account owner,

o The redemption proceeds are being transferred to a BT account with a different registration, or

o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Additional Information About Selling Shares

By Wire - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

In Writing - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:

      BT Service Center
      P.O. Box 419210
      Kansas City, MO 64141-6210

Overnight mailings:

      BT Service Center
      210 West 10th Street, 8th Floor
      Kansas City, MO 64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.


Exchange Privilege

Shareholders may exchange their Shares for shares of certain other funds in the BT Family of Funds registered in their state. To make an exchange, follow the procedures indicated in "Purchase of Shares" and "Redemption of Shares" herein. Before making an exchange, please note the following:

o Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

o Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).

o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

o Exchanges out of the Fund may be limited to four per calendar year and any exchange may have tax consequences for you.

o [The Fund reserves the right to terminate or modify the exchange privilege in the future.]

                        Redemptions and Purchases in Kind

The Trust, on behalf of the Fund, and the Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, and the Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

The Portfolio has agreed to make a redemption in kind to the Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

                    MANAGEMENT OF THE TRUST AND THE PORTFOLIO

The Trust and the Portfolio are each governed by a Board of Trustees which is responsible for protecting the interests of investors. A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that some of the same individuals are Trustees of the Trust and the Portfolios, up to and including creating separate boards of trustees.

The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund or Portfolio. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund/Portfolio and review the Fund's performance.

The Trustees and officers of the Trust and Portfolio, their birthdate and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 05230-0897.

                              Trustees of the Trust

S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

KELVIN J. LANCASTER (birthdate: December 10, 1924) -- Trustee; Professor, Department of Economics, Columbia University. His address is 35 Claremont Avenue, New York, New York 10027.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

                            Trustees of the Portfolio

CHARLES P. BIGGAR (birthdate: October 14, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

                       Officers of the Trust and Portfolio

Unless otherwise specified, each officer listed below holds the same position with the Trust and the Portfolio.

RONALD M. PETNUCH (birthdate: February 27, 1960) -- President and Treasurer; Senior Vice President, Federated Services Company ("FSC"); formerly, Director of Proprietary Client Services, Federated Administrative Services ("FAS"), and Associate Corporate Counsel, Federated Investors ("FI").

CHARLES L. DAVIS, JR. (birthdate: March 23, 1960) -- Vice President and Assistant Treasurer; Vice President, FAS.

JAY S. NEUMAN (birthdate: April 22, 1950) -- Secretary; Corporate Counsel, FI.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust or the Portfolio. No director, officer or employee of ICC Distributors or any of its affiliates will receive any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust or the Portfolio.


                           Trustee Compensation Table

                            Aggregate                              Total Compensation
Name of Person,            Compensation          Compensation     from Fund Complex***
Position                   from Trust*        from Portfolio**     Paid to Trustees+
-----------------------    ------------       ----------------    --------------------
S. Leland Dill,
Trustee of the Trust
and Portfolio                $______               $______              $______

Kelvin J. Lancaster,
Trustee of the Trust         $______                 N/A                $______

Philip Saunders, Jr.,
Trustee of the Trust
and Portfolio                $______               $______              $______

Charles P. Biggar,
Trustee of Portfolio           N/A                 $______              $______
-------------------------------------------------------------------------------

*The aggregate compensation is provided for the BT Investment Funds which is comprised of 17 funds. Information is furnished for the Trust's most recent fiscal year ended December 31, 1998.

**The compensation is provided for Intermediate Tax Free Portfolio. Information is furnished for the Trust's most recent fiscal year ended December 31, 1998.

***Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Short Intermediate US Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio and Capital Appreciation Portfolio.

+ The compensation is provided for the calendar year ended December 31, 1998.

Bankers Trust reimbursed the Fund and Portfolio for a portion of their Trustees fees for the period above. See "Investment Adviser" and "Administrator" below.

As of December 31, 1998, the Trustees and Officers of the Trust and the Portfolio owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).


     As of December 31, 1998, the following shareholders of record owned 5% or more of the outstanding voting shares of the Fund: [TO BE PROVIDED].


                               Investment Adviser

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each of its Funds by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as Adviser.

Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street, (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market. [As of March 31, 1998, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of over $150 billion.] [The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $300 billion in assets under management globally.]

Under the terms of the Portfolio's investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with the Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Portfolio in accordance with the Portfolio's investment objectives, restrictions and policies; (iii) make investment decisions for the Portfolio; (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Portfolio; and (v) employ professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolios described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

Bankers Trust bears all expenses in connection with the performance of services under the Advisory Agreement. The Trust and the Portfolio bears certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or the Portfolio who are not officers, directors or employees of Bankers Trust, ICC Distributors or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

For the fiscal years ended September 30, 1998 and 1997, the period from January 1, 1996 to September 30, 1996, and the year ended December 31, 1995, Bankers Trust earned $_________, $85,925 and $67,313, respectively, in compensation for investment advisory services provided to the Portfolio. During the same periods, Bankers Trust reimbursed $__________, $22,599 and $23,842, respectively, to the Portfolio to cover expenses.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

The Fund's prospectus contains disclosure as to the amount of Bankers Trust's investment advisory and administration and services fees, including waivers thereof. Bankers Trust may not recoup any of its waived investment advisory or administration and services fees.

                                  Administrator

Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or a Portfolio. Bankers Trust will generally assist in all aspects of the Fund's and Portfolio's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), FSC performs such sub-administration duties for the Trust and the Portfolio as from time to time may be agreed upon by the Adviser and FSC. The
Sub-Administration Agreement provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and Bankers Trust. All such compensation will be paid by Bankers Trust.

For the fiscal years ended September 30, 1998 and 1997, the period from January 1, 1996 to September 30, 1996, and the year ended December 31, 1995, Bankers Trust earned $_____________, $85,690 and $67,185, respectively, in compensation for administrative and other services provided to the Fund. During the same periods, Bankers Trust reimbursed $________, $41,571 and $40,323, respectively, to cover expenses. For the same periods, Bankers Trust earned $_______, $10,741 and $8,414, respectively, in compensation for administrative and other services provided to the Portfolio.

Bankers Trust has agreed that if in any fiscal year the aggregate expenses of any Fund and its respective Portfolio (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law.

                                   Distributor

ICC Distributors is the principal distributor for shares of the Fund. ICC Distributors is a registered broker/dealer and is unaffiliated with Bankers Trust. The principal business address of ICC Distributors is P.O. Box 7558, Portland, Maine 04101.

                                  Service Agent

All shareholders must be represented by a Service Agent. The Adviser acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by the Adviser from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with the Adviser, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                          Custodian and Transfer Agent

Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as Custodian for the Trust and for the Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Fund's and the Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of the Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                   Use of Name

The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment adviser to the Portfolios. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.

                           Banking Regulatory Matters

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolios contemplated by the Advisory Agreements and other activities for the Fund and the Portfolio described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolio. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Board of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                       Counsel and Independent Accountants

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trust and the Portfolio. PricewaterhouseCoopers LLP, 1100 Main Street, Suite 900, Kansas City, Missouri 64105 acts as Independent Accountants of the Trust and the Portfolio.

                            ORGANIZATION OF THE TRUST

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust was organized under the name BT Tax-Free Investment Trust and assumed its current name of BT Investment Funds on May 16, 1988.

Except as described below, whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders. However, subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

The Portfolio is a subtrust (or "series") of the BT Investment Portfolios, an open-end management investment company. BT Investment Portfolios was organized as a master trust fund under the laws of the State of New York. BT Investment Portfolios' Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. The interests in BT Investment Portfolios are divided into separate series, such as the Portfolio. No series of BT Investment Portfolios has any preference over any other series.

Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all the series of the Trust will, however, vote together to elect trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

The series of the BT Investment Portfolios will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of BT Investment Portfolios could control the outcome of these votes.

The Trust and BT Investment Portfolios reserve the right to add additional series in the future. The Trust also reserves the right to issue more than one class of Shares in the Fund.

                                    TAXATION

                              Taxation of the Fund

The Trust intends to qualify annually and to elect for the Fund to be treated as a regulated investment company under the Code. Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, the Fund will not pay any federal income or excise taxes.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring federal income tax liability.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

Each Fund shareholder will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded from federal income taxation and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund. To the extent that the Fund earns taxable net investment income, the Fund intends to designate as taxable dividends the same percentage of each dividend as its taxable net investment income bears to its total net investment income earned. Therefore, the percentage of each dividend designated as taxable, if any, may vary. These statements will also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes.

Investment in the Fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

Because the Fund will distribute exempt-interest dividends, all or a portion of any interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for Federal personal income tax purposes. In addition, the Code may require a shareholder of the Fund, if he receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the Fund which represents income from private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus of the Fund, some or all of the Fund's dividends and distributions may be specific preference items, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporate shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code and (ii) subject to a Federal alternative minimum tax the Federal "branch profits" tax or the Federal "excess net passive income" tax.

                                  Distributions

The Fund distributes substantially all of its net investment income and capital gains to shareholders each year. The Fund distributes capital gains annually. Income dividends for the Fund are declared daily and paid monthly. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.


The Fund intends to qualify to pay exempt-interest dividends to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets invested in tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which consists of interest received by the Fund derived from tax-exempt securities held by the Portfolio. Exempt-interest dividends received from the Fund will be treated for federal income tax purposes as tax-exempt interest income. In view of the Portfolio's investment policies, it is expected that substantially all the Fund's dividends will be exempt-interest dividends, although the Fund may from time to time distribute net short-term capital gains or other minor amounts of taxable income.

Interest on certain tax-exempt municipal obligations issued after August 7, 1986 is a preference item for purposes of the federal alternative minimum tax applicable to individuals and corporations. Under tax regulations to be used, the portion of an exempt-interest dividend of a regulated investment company that is allocable to these obligations will be treated as a preference item for purposes of the alternative minimum tax. The Portfolio has limited its investment to those securities the interest on which will not be treated as preference items for purposes of the alternative minimum tax in the opinion of bond counsel for the issuer. The Portfolio currently has no intention of investing in obligations subject to the alternative minimum tax under normal market conditions.

Corporations should, however, be aware that interest on all municipal securities will be included in calculating: (i) adjusted current earning for purposes of the alternative minimum tax applicable to them; (ii) the additional tax imposed on certain corporations by the Superfund Revenue Act of 1986; and (iii) the foreign branch profits tax imposed on effectively connected earnings and profits of United States branches of foreign corporations. Furthermore, special tax provisions may apply to certain financial institutions and property and casualty insurance companies, and they should consult their tax advisors before purchasing Shares of the Fund.

Certain provisions in the Tax Reform Act of 1986, as amended, relating to issuance of municipal obligations, have reduced the volume of municipal obligations, qualifying for federal tax exemption and may continue to do so.

 On the ex-date for a distribution from capital gains, the Fund's Share value is reduced by the amount of the distribution. If you buy Shares just before the ex-date ("buying a dividend"), you will pay the full price for the Shares and then receive a portion of the price back as a taxable distribution.

                            Taxation of the Portfolio

The Portfolio is not subject to Federal income taxation. Instead, the Fund and other investors investing in the Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

                                 Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                              FINANCIAL STATEMENTS

The financial statements for the Fund or Portfolio for the year ended September 30, 1998, are incorporated herein by reference to the Annual Report to shareholders for the Fund dated September 30, 1998. A copy of the Fund's and Portfolio's Annual Report may be obtained without charge by contacting the Fund.

                                    APPENDIX

Description of Moody's Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Corporate Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Description of S&P commercial paper ratings:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody's commercial paper ratings:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of S&P Municipal Bond Ratings:

AAA - Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA - High Grade - The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A - Good Grade - Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody's Municipal Bond Ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P Municipal Note Ratings:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or -2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rates SP-2 have a satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Note Ratings:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG2 are of high quality, with ample margins of protection, although not as large as the preceding group.

S&P's Commercial Paper Ratings:

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                  STATEMENT OF
                                                        ADDITIONAL INFORMATION

              Investment Adviser and Administrator of each Portfolio
                              BANKERS TRUST COMPANY

                                   Distributor
                             ICC DISTRIBUTORS, INC.

                          Custodian and Transfer Agent
                              BANKERS TRUST COMPANY

                             Independent Accountants PRICEWATERHOUSECOOPERS
                          L.L.P.

                                     Counsel
                            WILLKIE FARR & GALLAGHER


                               --------------------

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectus, its Statement of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                               --------------------



CUSIP # 055922801 CUSIP # 055922777 CUSIP # 055922819 CUSIP # 055922769 CUSIP #
055922868 CUSIP # 055922736 CUSIP # 055922785 COMBINV400 (1/98)

                              BT Investment Funds



                       Information About Investing in the
                       Global High Yield Securities Fund







With the goal of achieving high current income by investing in high-yielding, non-investment grade bonds in securities markets around the world


                                   Prospectus
                                January 31, 1999


                             Bankers Trust Company
                               Investment Adviser







Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

GLOBAL HIGH YIELD SECURITIES FUND OVERVIEW
      Goal...........................................................3
      Core Strategy..................................................4
      Principal Risks of Investing in the Fund.......................5
      Who Should Consider Investing in the Fund......................6
      Total Returns, After Fees and Expenses.........................7
      Annual Fund Operating Expenses.................................9

GLOBAL HIGH YIELD SECURITIES FUND IN DETAIL
      Objective......................................................10
      Strategy.......................................................11
      Principal Investments..........................................12
      Investment Process.............................................13
      Risks..........................................................15

Management of the Fund...............................................19
      Board of Trustees..............................................19
      Investment Adviser.............................................19
      Portfolio Manager..............................................20
      Administrator..................................................21
      Organizational Structure.......................................22

Calculating the Fund's Share Price...................................23
Dividends and Distributions..........................................24
Tax Considerations...................................................25
Buying and Selling Fund Shares.......................................26
Financial Highlights.................................................27

GLOBAL HIGH YIELD SECURITIES FUND OVERVIEW

Goal

The Fund seeks high current income. Secondarily, when consistent with seeking high current income, the Fund chooses investments for their capital appreciation potential.

Core Strategy

The Fund is non-diversified. It invests primarily in high yield, non-investment grade bonds and other debt securities in both developed and emerging markets.

Principal Risks of Investing in the Fund

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example,

  o The high yield bonds the Investment Adviser has selected could perform poorly;
  o Issuers of the bonds held by the Fund could default on principal and interest payments, which would cause the value of the bonds to decline or even become worthless; or
  o Bond markets could decline in value or could under perform other investments as a result of a rise in interest rates.

As a non-diversified mutual fund, the Global High Yield Securities Fund carries added risks. It may invest a higher percentage of assets in one or a small number of bond issuers. Thus a single negative economic, political or regulatory event affecting these issues could undermine the Fund's performance.

An investment in the Fund could also lose money, or under perform alternative investments as a result of risks in the foreign countries in which the Fund invests:

  o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value;
  o Different accounting and financial reporting standards, or less stringent enforcement of these standards, could convey incomplete or inaccurate information about a Fund investment; or
  o The currency of a country in which the Fund invests may fluctuate in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

Who Should Consider Investing in the Fund

You should consider investing in the Global High Yield Securities Fund if you seek high current income and are willing to tolerate a high level of risk. You should be willing to invest in highly speculative securities, including debt securities outside the United States. In addition, you must be willing to accept significant share price fluctuation and the possibility that the Fund may not follow the direction of the overall bond market and interest rate trends. There is, of course, no guarantee that the Fund will realize its goal.

You should not consider investing in the Global High Yield Securities Fund if you are pursuing a short-term financial goal looking to invest only in investment grade securities, seeking preservation of investment principal or investing funds intended to provide capital appreciation over time.

The Fund by itself does not constitute a balanced investment program. Because the Fund invests primarily in speculative securities, you should consider it a small part of your total investment program.

An investment in the Global High Yield Securities Fund is not a deposit of Bankers Trust Company or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Total Returns, After Fees and Expenses

The bar chart and table below can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since it began selling shares to the public on December 14, 1993 (its inception date). The table compares the Fund's average annual return with the Lehman Brothers High Yield Index over the last one and five years, and since inception. The Index is a passive measure of bond market returns. It does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.

[SIDEBAR: The Lehman Brothers High Yield Index is a widely accepted benchmark of high yielding bonds. It is a model, not an actual portfolio, that tracks the performance of all U.S. domestic fixed income securities having a maximum quality rating of Ba1 by Moody's Investors Service, Inc. (including defaulted issues) and a minimum principal amount outstanding of $100 million. Most securities in the Index have a remaining term to maturity of at least one year.]


            Fund Performance For Each Calendar Year Since Inception
                                  [bar chart]


----------------------------------------------------------

----------------------------------------------------------
    1994        1995       1996        1997       1998
----------------------------------------------------------


Since inception, the Fund's highest return in any calendar quarter was _____% and its lowest quarterly return was ______%. Past performance offers no indication of how the Fund will perform in the future.

                 Average Annual Returns as of December 31, 1998



----------------------------------------------------------------
                            1 year     5 years        Since
                                                    Inception
                                                    (12/14/93)*
----------------------------------------------------------------
Global High Yield
Securities Fund                         N/A
----------------------------------------------------------------
Lehman Brothers High Yield
Index                                   N/A
----------------------------------------------------------------

*The Lehman Brothers High Yield Index is calculated as of November 30, 1993.

Annual Fund Operating Expenses (expenses paid from Fund assets)

This table describes the fees and expenses you may pay if you buy and hold shares of the Global High Yield Securities Fund.

 ----------------------------------------------------------------
                                         percentage of average
                                           daily net assets*
 ----------------------------------------------------------------
 Management Fees                                  0.80%
 ----------------------------------------------------------------
 Distribution and Service (12b-1) Fees            none
 ----------------------------------------------------------------
 Other Expenses                                   1.43%
 ----------------------------------------------------------------
 Total Fund Operating Expenses                    2.23%
 ----------------------------------------------------------------
 Less: Fee Waivers or Expense
 Reimbursements                                  (0.73%)**
 ----------------------------------------------------------------
 Net Expenses                                     1.50%
 ----------------------------------------------------------------


Expense Example

The example on this page illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

Expense Example

-------------------------------------------------
   1 Year      3 Years     5 years    10 Years
-------------------------------------------------
    $153        $474        $818       $1,791
-------------------------------------------------

You may use this hypothetical example to compare the Fund's expense history with other funds.* It does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.


   * Information on the annual operating expenses reflects the expenses of both the Fund and the Global High Yield Portfolio, the Master Fund in which the Global High Yield Securities Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus).
 ** Bankers Trust has agreed for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees and reimburse expenses so that total expenses will not exceed 1.50%.

GLOBAL HIGH YIELD SECURITIES FUND IN DETAIL

Objective

Under normal circumstances, the Global High Yield Securities Fund seeks high current income by investing at least 65% of its total assets in high yield, non-investment grade debt securities of governmental and corporate issuers in both developed and emerging markets.

We also take capital appreciation into account, but only when it is consistent with the Fund's main objective of providing high current income. While we give priority to high current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

The Fund pursues a strategy of investing in high yielding, non-investment grade bonds --commonly referred to as "junk bonds"--around the world.

[SIDEBAR: We invest in high yield bonds that are rated BBB or lower by Standard & Poor's Rating Group or Baa or lower by Moody's Investors Service, Inc. To compensate for the lower rating (and the associated greater risk of default), the bonds pay a higher interest income than investment grade bonds. Investment-grade bonds are rated A, Aa and Aaa by Moody's and A, AA and AAA by Standard & Poor's.]

Principal Investments

The Fund invests in high yielding, non-investment grade bonds in industrialized nations and throughout the emerging markets of Asia, Latin America, Eastern Europe, Africa and the Middle East. The Fund's investments may include emerging-market corporate debt, Brady bonds and debt guaranteed by the governments of developing countries.

[SIDEBAR: Brady bonds are bonds issued as part of a country's debt restructuring. These bonds have been issued only recently by a number of countries and therefore do not have a long payment history.]

Elsewhere, the Fund generally invests in corporate and government bonds. The Fund may purchase securities issued in one country but denominated in the another country's currency.

The Fund may purchase a particular bond, even if the rating agencies have not reviewed it. There is no lower limit on the rated securities in which the Fund may invest. Securities in low rated categories possess some speculative characteristics. The Fund may continue to hold a bond if the rating of the bond declines after the Fund has purchased it. But no more than 25% of the Fund's assets can be invested in any one time in securities rated as highly speculative.

[SIDEBAR: Highly speculative securities are rated below CCC by S&P or below Caa by Moody's. S&P assigns its lowest ratings to income bonds that are not paying interest and to debt in default. Moody's assigns its lowest ratings to bonds that have extremely poor prospects of ever attaining an investment grade rating of A or above.]

In addition, the Fund may invest up to 10% of its assets in bonds that have actually defaulted if the possibility exists that the bond issuer may resume interest payments in the near future, according to our research. Such defaulted debt securities may be illiquid.

Investment Process

A team of analysts studies each prospective investment in depth. They research its payment history, its current credit risk and the general health of the securities market in which it trades. They conduct their research through on-site visits, intensive analysis of financial data, and interviews with senior officials.

Their inquiry reaches beyond business and market trends to take political and cultural forces into account.

Turnover

The annual portfolio turnover rate measures the frequency that the Portfolio sells and replaces the value of its securities within one year. An annual portfolio turnover rate of 100% means that the Portfolio sold and purchased investments equal to the average value of the Portfolio for a given year. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability. The Fund does not have a target portfolio turnover rate. Its turnover will depend on the Investment Adviser's assessment of how often to trade, in light of market conditions and the Fund's investment objective.

Risks

Below we set forth some of the prominent risks associated with investing in high yield securities, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary risks

Market Risk

A risk that pervades all investing is the risk that securities an investor has selected will not perform to expectations.

Credit Risk

A key risk associated with an investment in high yield bonds is the issuer's credit quality. Lower-rated long-term securities generally tend to reflect the short-term corporate or market developments of the bond issuer to a greater extent than investment grade bonds, which react primarily to changes in interest rates. High yield bond issuers, which usually carry high amounts of debt relative to their net worth, are more sensitive to an economic downturn, since a downturn may significantly affect their ability to repay their debts. High yield bonds also run a greater risk of default because they are often unsecured by collateral. If the Fund holds a security that has defaulted, it may incur additional expenses in recovering its loan from the bond issuer.

Interest Rate Risk

High yield bonds, like all debt securities, face interest rate risk, the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline. This effect may be offset or exaggerated by other risks.

Non-Diversification Risk

While the Fund may not invest more than 25% of its assets in the securities of any one bond issuer, it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a fully diversified mutual fund. The possibility of such concentration creates the possibility of outsize gains if a particular investment appreciates, but it also raises the prospect that a single reversal will undermine the Fund's entire performance.

Liquidity Risk

Even under normal conditions, the market for high yield bonds may be less liquid than the market for investment grade bonds. The high yield market has fewer dealers and fewer buyers than markets for stocks and other bonds. As a result, high yield investors face the risk that they will not be able to sell a bond quickly. Moreover, in a small market like that for high yield securities, prices quoted by different dealers can vary significantly. Investors may not receive the best price for a bond when they buy or sell, or even a price that fairly reflects the bond's value or the issuer's solvency. Finally, prices in the high yield market tend to be highly volatile, creating the possibility that the Fund may undergo sudden and substantial price declines.

Risks of Investing Outside the United States

The Fund faces the risks detailed below in the portion of its investments it devotes to foreign securities.

Political Risk

Profound social changes and business practices that depart from developed-market norms have hindered the growth of capital markets in developing nations in the past. High levels of debt have tended to make them overly reliant on foreign capital investment and vulnerable to capital flight. Governments have limited foreign investors' access to capital markets and restricted the flow of profits overseas. They have resorted to high taxes, expropriation and nationalization. All these threats remain a part of emerging-market investing in particular today.

Information Risk

Foreign accounting, auditing, and financial reporting and disclosure standards tend to be less stringent than those in the United States. And the risks of investors acting on incomplete or inaccurate information are correspondingly greater. Compounding the problem, local investment research often lacks the sophistication to spot potential pitfalls.

Currency Risk

The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. Bankers Trust's currency management team seeks to minimize this risk by hedging currencies that are likely to decline.

[SIDEBAR: Hedging is a strategy designed to offset investment risks. Hedging activities include the use of forward contracts and may include the use of other instruments. The Fund uses hedging activities to reduce risk and in no case will it acquire securities for hedging that would increase risk above the level associated with conventional investments.]

Secondary Risks

Euro Conversion Risk

The planned conversion by several major European nations to a single, uniform monetary system, known by its new currency--the euro--and scheduled to begin January 1, 1999, could conceivably cause disruptions in the smooth functioning of the world's stock markets. With our service providers, we are jointly addressing this problem.

Year 2000 Risk

As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for services or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. We are working both internally and with our business partners and service providers to address this problem. If we - or our business partners, service providers, government agencies or other market participants - do not succeed, it could materially affect shareholder services or it could affect the value of the Fund's shares.

Temporary Defensive Position

We may from time to time adopt a temporary defensive position in response to extraordinary political, economic or stock market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of high current income.

Management of the Fund

Board of Trustees

The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf.

Investment Adviser

Under the supervision of the Board of Trustees, the Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. As investment adviser, Bankers Trust makes the Fund's investment decisions and assumes responsibility for the securities the Fund owns. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. Bankers Trust received a fee of [___]% of the Fund's average daily net assets for its services in the last fiscal year.

As of September 30, 1998, Bankers Trust was the seventh largest bank holding company in the United States with total assets of approximately $150 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries.

Bankers Trust's officers bring wide experience to managing both the Fund and its Portfolio. The firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. Today, the assets under its global management exceed $350 billion. The scope of the firm's capability is broad: It is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

Portfolio Manager

Greg Hopper is responsible for day-to-day management of the Fund's investments:

        Principal of Bankers Trust and Portfolio Manager of the Fund.

     o  Joined Bankers Trust and the Fund in 1993.
     o  10 years of investment management experience.
     o Bachelors degree from Beloit College, MBA from Columbia University.

Other Services

Bankers Trust provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust--your broker or financial adviser--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

     o keeping accurate, up-to-date records for your individual Fund account;

     o implementing any changes you wish to make in your account information;

     o processing your request for interest income and distributions from the Fund;

     o answering your questions on the Fund's investment performance or administration;

     o sending proxy reports and updated prospectus information to you; and

     o collecting your executed proxies and forwarding them to the Fund's trustees.

Brokers and financial advisors may charge additional fees to investors only for services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust or retirement-investment reporting.

Organizational Structure

The Global High Yield Securities Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the Global High Yield Securities Portfolio. The Fund and the Master Portfolio have the same investment objective. The Master Portfolio is advised by Bankers Trust.

The Master Portfolio may accept investments from other feeder funds. The feeders bear the Master Portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the Master Portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

Calculating the Fund's Share Price

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

[The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.]

The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotes for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate the price, you may not receive the full market value for your Fund shares when you sell.

You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

Dividends and Distributions

If the Fund earns investment income, it is the Fund's policy to distribute to shareholders substantially all of that taxable income quarterly and to distribute any taxable net capital gains on an annual basis. You may elect to receive your distributions in cash or to reinvest them in additional shares of the Fund.

Tax Considerations

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Funds' holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

-----------------------------------------------------------------------------------
Transaction                                      Tax Status
-----------------------------------------------------------------------------------
Income dividends                                 Ordinary income
-----------------------------------------------------------------------------------
Short-term capital gains distributions           Ordinary income
-----------------------------------------------------------------------------------
Long-term capital gains distributions            Capital gains
-----------------------------------------------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

-----------------------------------------------------------------------------------
Transaction                                      Tax Status
-----------------------------------------------------------------------------------
Your sale of shares owned more than one year     Capital gains or losses
-----------------------------------------------------------------------------------
Your                                             sale of shares owned for one
                                                 year or less Gains treated as
                                                 ordinary income; losses subject
                                                 to special rules.
-----------------------------------------------------------------------------------

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

Buying and Selling Fund Shares

You can purchase or redeem shares in the Fund by mail, phone, wire or through an authorized broker or financial advisor. Contact your broker or financial advisor for details. You may also call the BT Service Center at 1-800-730-1313.

We may close your Fund account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value. In addition, if your sell order exceeds $250,000, we reserve the right to redeem it "in kind" with a pro-rata distribution of securities actually held by the Fund, rather than in cash.

Exchange Privileges

You can exchange all or part of your shares for shares in another BT Mutual Fund up to four times a year without paying a sales charge. Before buying shares through an exchange you should be sure to get a copy of that Fund's prospectus and read it carefully. Please note also that you may have to pay taxes on the shares you sell in the exchange.

Account minimums

The Fund requires a minimum investment of $2,500 to open accounts, $250 for subsequent investments and a minimum balance of $1,000 to maintain them. It requires a $500 minimum investment to open a retirement account, $100 for subsequent investments, but imposes no minimum balance. Automatic investment accounts, which credit money from your checking account to the purchase of Fund shares monthly, bi-monthly, quarterly, or every six months, call for a minimum $1,000 opening investment and at least $100 for each succeeding purchase of shares.

The Fund's Shareholder Guide and the Statement of Additional Information both contain complete information on buying and selling Fund shares and maintaining a Fund account. If you have not already received a copy of the Shareholder Guide or wish to obtain a free copy of the Statement of Additional Information, please call the

BT Service Center at 1-800-730-1313.

Financial Highlights

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all interest income and distributions). This information has been audited by ________________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.

-------------------------------------------------------------------------------------------------
Per Share Operating Performance:        10/1/97-  10/1/96-    10/1/95-    10/1/94-    12/14/93*-
                                         9/30/98   9/30/97     9/30/96     9/30/95     9/30/94
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of                      $ 11.20     $ 9.78    $ 10.29     $ 10.00
Period
-------------------------------------------------------------------------------------------------
Income from Investment
Operations
-------------------------------------------------------------------------------------------------
   Net Investment Income                              0.75       0.87       0.77        0.31
-------------------------------------------------------------------------------------------------
   Net Realized and Unrealized                        1.37       1.30      (0.41)      (0.02)
   Gain (Loss) on Investments and
   Foreign Currency Transactions
-------------------------------------------------------------------------------------------------
   Total Income (Loss) from                           2.12       2.17       0.36       (0.29)
   Investment Operations                              ----       ----       ----      ------

-------------------------------------------------------------------------------------------------
Distributions to Shareholders
-------------------------------------------------------------------------------------------------
   Net Investment Income                             (1.06)     (0.75)     (0.87)         --
-------------------------------------------------------------------------------------------------
   Net Realized Gain from
   Investment Transactions                           (0.25)        --         --          --
-------------------------------------------------------------------------------------------------
   Total Distributions                               (1.31)     (0.75)     (0.87)         --
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $ 12.01    $ 11.20    $  9.78     $ 10.29
                                                   -------    -------    -------     -------
-------------------------------------------------------------------------------------------------
Total Investment Return                             20.40%     23.31%      4.28%     3.66%**
-------------------------------------------------------------------------------------------------
Supplemental Data and Ratios:
   Net Assets, End of Period                       $24,446    $19,541    $22,913     $14,738
   (000s omitted)
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------
   Net Investment Income                             6.60%      8.04%      8.68%     5.44%**
-------------------------------------------------------------------------------------------------
   Expenses, including Expenses of                   1.50%      1.50%      1.74%     1.75%**
   the Global High Yield Securities
   Portfolio
-------------------------------------------------------------------------------------------------
   Decrease Reflected in Above                       0.68%      1.00%      0.87%     1.08%**
   Expense Ratio Due to
   Absorption of Expenses by
   Bankers Trust
-------------------------------------------------------------------------------------------------
   Portfolio Turnover Rate***                         139%       207%       169%       347%
-------------------------------------------------------------------------------------------------

  * Inception date
 ** Annualized
*** The portfolio turnover rate is the rate for the Master Portfolio into which the Fund invests all its assets.

[BACK COVER]

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information dated [DATE] which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at:

                                    BT Service Center
                                    P.O. Box 419210
                                    Kansas City, MO 64141-6210
  or call our toll-free number:     1-800-730-1313

You can find reports and other information about the Fund on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.

You can get information about buying and selling shares in the Fund in the Shareholder Guide. If you have not received a copy of the Guide, call the BT Service Center to obtain one free of charge.

Global High Yield Securities Fund
BT Investment Funds
811-4760

                  Subject to Completion, Dated November __, 1998
                  ----------------------------------------------

                                             STATEMENT OF ADDITIONAL INFORMATION


                                                               January    , 1999


BT Investment Funds


o      Global High Yield Securities Fund

BT Investment Funds (the "Trust") is an open-end, management investment company (mutual fund) which consists of a number of separate investment funds. The shares of Global High Yield Securities Fund (the "Fund") are described herein. The Fund is a separate series of the Trust.

The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets ("Assets") of the Fund in Global High Yield Securities Portfolio (the "Portfolio"), a non-diversified open-end management investment company . The Portfolio is a series of BT Investment Portfolios.

Shares of the Fund are sold by ICC Distributors, Inc. ("ICC Distributors"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolio's investment adviser ("Adviser"), and to clients and customers of other organizations.

The Trust's Prospectus for the Fund is dated January __, 1999. The Prospectus provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Fund's Prospectus. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Bankers Trust service agent ("Service Agent"). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The financial statements for the Fund and the Portfolio for the fiscal year ended September 30, 1998, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated September 30, 1998. A copy of the Fund's and the Portfolio's Annual Report may be obtained without charge by calling the Fund at the telephone number listed below.


                              BANKERS TRUST COMPANY

             Investment Adviser of  the Portfolio and Administrator

                             ICC DISTRIBUTORS, INC.
                                   Distributor


Two Portland Square                  Portland, Maine 04101        1-800-730-1313

                                Table of Contents



 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS............................1



      Investment Objective..................................................1

      Investment Policies...................................................1
      Additional Risk Factors..............................................14
      Investment Restrictions..............................................22
      Portfolio Transactions and Brokerage Commissions.....................25

PERFORMANCE INFORMATION....................................................26
      Standard Performance Information.....................................26
      Comparison of Fund Performance.......................................28
      Economic and Market Information......................................30

VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES.........................30
      Trading in Foreign Securities........................................36

MANAGEMENT OF THE TRUST AND THE PORTFOLIO..................................36
      Trustees of the Trust................................................37
      Trustees of the Portfolio............................................37
      Officers of the Trust and Portfolio..................................37
      Investment Adviser...................................................38
      Administrator........................................................39
      Custodian and Transfer Agent.........................................40
      Use of Name..........................................................40
      Banking Regulatory Matters...........................................40
      Counsel and Independent Accountants..................................40

ORGANIZATION OF THE TRUST..................................................41

TAXATION...................................................................42
      Dividends and Distributions..........................................42
      Taxation of the Fund.................................................42
      Taxation of the Portfolio............................................43
      Other Taxation.......................................................43

FINANCIAL STATEMENTS.......................................................44

APPENDIX...................................................................45

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              Investment Objective

The investment objective of the Fund is high current income. Secondarily, when consistent with seeking high current income, the Fund chooses investments for their capital appreciation potential.

                               Investment Policies

The Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, which has the same investment objective as the Fund. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. There can be no assurance that the investment objective of either the Fund or the Portfolio will be achieved.

Although Bankers Trust considers both industrialized and emerging countries eligible for investment pursuant to the Portfolio's objective, the Portfolio will not be invested in all such markets at all times. Furthermore, investing in some emerging markets may be neither feasible nor desirable from time to time, due to the lack of adequate custodial arrangements for the Portfolio's assets, exchange controls and overly burdensome repatriation rules, the lack of organized and liquid securities markets, and unacceptable political risks. Under normal circumstances, the Portfolio will invest in at least three emerging markets countries.

The Portfolio generally invests in securities which are rated BBB or lower by Standard & Poor's Ratings Service ("S&P") or Baa or lower by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of Bankers Trust. Securities which are rated BBB by S&P or Baa by Moody's possess some speculative characteristics. A description of the rating categories is contained in the Appendix in the SAI. There is no lower limit with respect to the rating categories for securities in which the Portfolio may invest.

The Portfolio is not required to dispose of debt securities whose credit quality declines at some point after the security is purchased; however, no more than 25% of the Portfolio's assets will be invested at any time in securities rated less than CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust. S&P's lowest rating for bonds is CI, which is reserved for income bonds on which no interest is being paid, and D, which is reserved for debt in default and in respect of which payment of interest or repayment of principal is in arrears. Moody's lowest rating is C, which is applied to bonds which have extremely poor prospects for ever attaining any real investment standing. The Portfolio may, from time to time, purchase defaulted debt securities if, in the opinion of Bankers Trust, the issuer may resume interest payments in the near future. The Portfolio will not invest more than 10% of its total assets (at the time of purchase) in defaulted debt securities, which may be illiquid. Other than as set forth above, there is no restriction on the percentage of the Portfolio's assets which may be invested in bonds of a particular rating.

Asset Allocation. The Portfolio invests in debt obligations allocated among diverse markets and denominated in various currencies, including multi-currency units such as European Currency Units. The Portfolio may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency (or multi-currency unit) of another country.

Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Lower-quality foreign government securities are often considered to be speculative and involve greater risk of default or price changes, or they may already be in default. These risks are in addition to the general risks associated with foreign securities.

** 1 Lower-Rated Debt Securities ("Junk Bonds"). The Portfolio may invest in lower-rated debt securities. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

** 2 The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower- rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the Portfolio's ability to dispose of these securities.

** 3 Since the risk of default is higher for lower-rated debt securities, Bankers Trust's research and credit analysis are an especially important part of managing securities of this type held by the Portfolio. In considering investments for the Portfolio, Bankers Trust will attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. Bankers Trust's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

** 4 The Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream--generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security--a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, for example common stock, at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody's although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Portfolio. The Adviser expects, however, that generally the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

ADRs, GDRs and EDRs. ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate.

Short-Term Instruments. Up to 35% of the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less or in money market mutual funds: to meet anticipated redemptions and expenses; for day-to-day operating purposes; and when the Portfolio experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Portfolio's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Portfolio may invest in short-term instruments for a limited time pending availability of such portfolio securities. In addition, when in Bankers Trust's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets, up to 100% of the Portfolio's assets may be invested in such short-term instruments. Short-term instruments consist of foreign or domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or in foreign currencies.


Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender
may determine to invest varying amounts.     Zero Coupon Bonds. Zero coupon
bonds are the separate income or principal components of a debt instrument. These involve risks that are similar to those of other debt securities, although they may be more volatile, and certain zero coupon bonds move in the same direction as interest rates.

Floating Rate Bonds. Floating rate bonds may have interest rates that move in tandem with a benchmark, helping to stabilize their prices.

Sovereign and Supranational Debt Obligations. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational organizations ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Brady Bonds. "Brady bonds" are bonds issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady plan." The Portfolio may invest in "Brady bonds," which have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, Philippines, Uruguay and Venezuela as well as other emerging markets countries. Most Brady bonds are currently rated below BBB by S&P or Baa by Moody's. While Bankers Trust is not aware of the occurrence of any payment defaults on Brady bonds, investors should recognize that these debt securities have been issued only recently and, accordingly, do not have a long payment history. Brady bonds may be collaterized of uncollaterized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt.

** 5 The Brady Plan was conceived by the U.S. Treasury in the 1980's in an attempt to produce a debt restructuring program which would enable a debt country to (i) reduce the absolute level of debt of its creditor banks, and (ii) reschedule its external debt repayments, based upon its ability to service such debts by persuading its creditor banks to accept a debt write-off by offering them a selection of options, each of which represented an attractive substitute for the nonperforming debt. Although it was envisaged that each debtor country would agree to a unique package of options with its creditor banks, the plan was that these options would be based upon the following:(i) a discount bond carrying a market rate of interest (whether fixed or floating), with principal collateralized by the debtor country with cash or securities in an amount equal to at least one year of rolling interest; (ii) a par bond carrying a low rate of interest (whether fixed or floating), collateralized in the same way as in (i) above; and (iii) retention of existing debt (thereby avoiding a debt write-off) coupled with an advance of new money or subscription of new bonds.

** 6 The Portfolio may invest in either collateralized or uncollateralized Brady bonds. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.
                                       4

Loan Participations and Assignments. The Portfolio may invest in fixed and floating rate loans ("loans") arranged through private negotiations between a borrower and one or more institutions ("lenders"). The majority of the Portfolio's investments in loans in emerging markets is expected to be in the form of participations in loans ("participations") and assignments of portions of loans from third parties ("assignments"). The Portfolio may also invest in loans, participations or assignments of loans to borrowers located in the industrialized world. Participations typically will result in the Portfolio's having a contractual relationship only with the lender, not the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("loan agreement"), nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Portfolio will acquire participations only if the lender interpositioned between the Portfolio and the borrower is determined by Bankers Trust to be creditworthy. When the Portfolio purchases assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan; however, since assignments are arranged through private negotiations between the potential assignees and assignors, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Portfolio may have difficulty disposing of assignments and participations. The liquidity of such securities is limited and the Portfolio anticipates that such securities could only be sold to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular assignments or participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult in valuing the Portfolio and, therefore, calculating the net asset value per Share of the Fund. All assignments and participations shall be considered to be illiquid securities by the Portfolio. The investment by the Portfolio in illiquid securities, including assignments and participations, is limited to a total of 15% of net assets.

Derivatives. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Portfolio and when consistent with the Portfolio's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission the (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities
Dealers, Inc.     The Adviser will monitor the liquidity of Rule 144A securities in the Portfolio's holdings under the supervision of the Portfolio's Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolio, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuations during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio maintains with the Custodian a segregated account containing cash or liquid securities in an amount at least equal to these commitments.

Lending of Portfolio Securities. The Portfolio is permitted to lend up to 30% of the total value of its securities. The Portfolio will not lend securities to Bankers Trust, ICC Distributors or their affiliates. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other financial organizations, the Portfolio is subject to risks, which like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.
                                       6

Repurchase Agreements. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the Fund's yield or in the market value of its assets. A reverse repurchase agreement is a form of borrowing and will be counted toward the Portfolio's borrowing restrictions.

Investment Companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other registered investment companies that in turn are authorized to invest in the securities of such countries. Investments in other investment companies may also be made for other purposes, such as noted below under "Short-Term Instruments," are limited in amount by the Investment Company Act of 1940, as amended ("1940 Act") (except the Portfolio may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC), and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

Leverage. The Portfolio may borrow up to one-third of the value of its total assets, from banks or through the use of reverse repurchase agreements, to increase its holdings of portfolio securities. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Portfolio's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase of decrease in the value of the Portfolio's securities and the Fund's net asset value and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


* 13 moved from here; text not shown * 14 moved from here; text not shown * 15 moved from here; text not shown * 16 moved from here; text not shown * 17 moved from here; text not shown * 18 moved from here; text not shown * 19 moved from here; text not shown * 20 moved from here; text not shown * 21 moved from here; text not shown * 22 moved from here; text not shown * 23 moved from here; text not shown * 24 moved from here; text not shown * 7 moved from here; text not shown
                                       7

* 8 moved from here; text not shown * 9 moved from here; text not shown * 10 moved from here; text not shown * 11 moved from here; text not shown * 12 moved from here; text not shown * 25 moved from here; text not shown * 26 moved from here; text not shown * 27 moved from here; text not shown * 28 moved from here; text not shown * 29 moved from here; text not shown


Options on Securities. The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.


The Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Portfolio has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


The Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Portfolio enters into such options transactions under the general supervision of the Portfolio's Trustees.

Options on Securities Indices. In addition to options on securities, the Portfolio may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.


Price movements in the Portfolio's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Currency Exchange Transactions. Because the Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency exchange contract generally has no deposit requirement and is traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, Bankers Trust believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

** 7 Options on Foreign Currencies. The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

** 8 Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

** 9 The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

** 10 Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

** 11 The Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or securities acceptable to the broker in a segregated account with its custodian.

** 12 The Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or securities acceptable to the broker in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

 Futures Contracts and Options on Futures Contracts.

* 1 moved from here; text not shown * 2 moved from here; text not shown

* 3 moved from here; text not shown * 4 moved from here; text not shown * 5 moved from here; text not shown * 6 moved from here; text not shown

** 13 General. The successful use of such instruments draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

** 14 Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

** 15 At the same time a futures contract is entered into, the Portfolio must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin deposit would be approximately 1 1/2% to 10% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

** 16 Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position on a commodities exchange in the identical futures contract . Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

** 17 The purpose of entering into a futures contract, in the case of the Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities . For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

** 18 Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

** 19 The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

** 20 In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Bond Indices. The Portfolio may enter into contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities ("Futures Contracts"). This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio. A Futures Contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in Futures Contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures position taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

The risks of Futures Contracts also include a potential lack of liquidity in the secondary market and incorrect assessments of market.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good faith deposit against performance of obligations under Futures Contracts written for a Portfolio. A Portfolio may not purchase or sell a Futures Contract if immediately thereafter its margin deposits on its outstanding Futures Contracts, other than Futures Contracts used for hedging purposes, would
                                       13
exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

Options on Futures Contracts. The Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with the purchase of futures contracts, when the Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

** 21 The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

** 22 The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

** 23 The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

** 24 The Board of Trustees of the Portfolio has adopted a further restriction that the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the net assets of the Portfolio.

Asset Coverage. To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, a Portfolio will cover such transactions, as required under applicable interpretations, of the SEC, either by owning the underlying securities, entering into an off-setting transaction, or by segregating with the Portfolio's custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

Equity Securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

                             Additional Risk Factors

In addition to the risks discussed above, the Portfolio's investments may be subject to the following risk factors:

Foreign Securities. Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Investors should realize that the value of the Portfolio's foreign investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds of assets, or imposition of (or change in) exchange control or tax regulations in foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Portfolio is also authorized to enter into certain foreign currency exchange transactions. Furthermore, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Finally, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Emerging Markets. The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.
                                       15

Foreign Securities: Special Considerations Concerning Eastern Europe. The Portfolio may invest in foreign securities issued by Eastern European countries. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States (consisting of the Republics of the former Union of Soviet Socialist Republics).

The economic situation remains difficult for Eastern European countries in transition from central planning, following what has already been a sizable decline in output. The contraction now appears to be bottoming out in parts of Eastern Europe. Following three successive years of output declines, there are preliminary indications of a turnaround in the former Czech and Slovak Federal Republic, Hungary and Poland; growth in private sector activity and strong exports now appear to have contained the fall in output. A number of their governments, including those of Hungary and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and a move toward free-market economies. But key aspects of the reform and stabilization efforts have not yet been fully implemented, and there remain risks of policy slippage. At present, no Eastern European country has a developed stock market, but Poland, Hungary and the Czech Republic have small securities markets in operation.

In many other countries of the region, output losses have been even larger. These declines reflect the adjustment difficulties during the early stages of the transition, high rates of inflation, the compression of imports, disruption in trade among the countries of the former Soviet Union, and uncertainties about the reform process itself. Large-scale subsidies are delaying industrial restructuring and are exacerbating the fiscal situation. A reversal of these adverse factors is not anticipated in the near term, and output is expected to decline further in most of these countries. In the Russian Federation and most other countries of the former Soviet Union, economic conditions are of particular concern because of economic instability due to political unrest and armed conflicts in many regions. Further, no accounting standards exist in Eastern European countries. Although certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to each Fund's shareholders.

Foreign Securities: Special Considerations Concerning Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The economies of Latin American countries may be predominantly based in only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Securities of issuers located in Latin America may have limited marketability and may be subject to more abrupt or erratic price movements.

The Portfolio invests in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Portfolio's securities are denominated may have a detrimental impact on the Fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Portfolio at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt, including the Portfolio, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Foreign Securities: Special Considerations Concerning the Pacific Basin. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect the Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid Asian securities markets, the Portfolio's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the Portfolio's inability to dispose fully and promptly of positions in declining markets will cause the Portfolio's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

The Portfolio invests in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies.

Foreign Securities: Special Considerations Concerning China and China Region. China's economic reform plan was designed to bring in foreign investment capital and technological skills. The result has been a move towards a more mixed economy away from the previous centrally planned economy. The process of devolving responsibility for all aspects of enterprise to local management and authorities continues, even though the system of socialism with Chinese characteristics involves considerable influence by the central government on production and marketing.


In order to attract foreign investment, China has since 1978 designated certain areas of the country where overseas investors can receive special investment incentives and tax concessions. There are five Special Economic Zones (Shenzhen, Shantou and Zhuhai in Guangdong Province, Xiamen in Fujian Province and Hainan Island, which itself is a province). Fourteen coastal cities have been designated as "open cities" and certain Open Economic Zones have been established in coastal areas. Shanghai has established the Pudong New Area. Twenty-seven High and New Technology Industrial Development Zones have been approved where preferential treatment is given to enterprises which are confirmed as technology intensive.

China has had for many centuries a well deserved reputation for being closed to foreigners, with trade with the outside world being carried on under terms of extreme restriction and under central control. Such conditions were maintained in the first thirty years of the Communist regime which began in 1949; however, there have been several stages of evolution, from the institution of an industrialization program in the 1950s to a modernization policy commencing in 1978 which combined economic development with the beginnings of opening the country.

China governmental actions can have a significant effect on the economic conditions in China, which could adversely affect the value and liquidity of the Portfolio's investments. Although the Chinese government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

The securities industry in China is not well developed. China has no securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities.

China does not have a comprehensive system of laws, although substantial changes have occurred in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations, Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of any litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Portfolio, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the Chinese legal system develops, the promulgation of new laws, changes to existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Portfolio. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally.


There are currently two officially recognized securities exchanges in China -- The Shanghai Securities Exchange which opened in December 1990 and The Shenzhen Stock Exchange which opened in July 1991. Shares traded on these Exchanges are two types -- "A" shares which can be traded only by Chinese investors and "B" shares which can be traded only by individuals and corporations not resident in China.

In Shanghai, all "B" shares are denominated in Chinese renminbi ("RMB"), but all transactions in "B" shares must be settled in U.S. dollars, and all distributions made on "B" shares are payable in U.S. dollars, the exchange rate being the weighted average exchange rate for the U.S. dollar as published by the Shanghai Foreign Exchange Adjustment Centre.

In Shenzhen, the purchase and sale prices for "B" shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" shares are calculated in RMB but payable in Hong Kong dollars, the rate of exchange being the average rate published by Shenzhen Foreign Exchange Adjustment Centre.

There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" shares, subject to the payment of taxes imposed by China thereon.

Company law relating to companies limited by shares and regulations regarding the issuing of shares by equity joint ventures have not yet been developed on a national basis. The Shenzhen municipality issued regulations in 1992 relating to joint stock companies, and the Shanghai municipality has a draft joint stock company law under review. Regulations governing the trading of securities on both the Shenzhen and the Shanghai stock exchanges have been issued by each municipality; there is no national securities legislation as yet.


Economies of countries in the China region may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As an export-driven economy, the economy of China is affected by developments in the economies of its principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the U.S. President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

Risks of Investing in High Yield Securities ("Junk Bonds"). Lower-rated long-term securities, including securities rated from BB to D by S&P or Baa to C by Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust, will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of the reduced creditworthiness and increased risk of default that these securities carry. Lower-rated long-term securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated long-term securities also involve greater sensitivity to significant increases in interest rates. Short-term corporate and market developments affecting the prices and liquidity of lower-rated long-term securities could include adverse news impacting major issues or underwriters or dealers in lower-rated long-term or unrated securities. In addition, since there are fewer investors in lower-rated long-term securities, it may be harder to sell securities at an optimum time.

An economic downturn may adversely affect the value of some lower-rated long-term bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated long-term bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated long-term securities may receive less principal and interest than originally expected at the time such bonds were purchased. In the event of a restructuring, the Portfolio may bear additional legal or administrative expenses in order to maximize recovery from an issuer. The secondary trading market for lower-rated long-term bonds is generally less liquid than the secondary trading market for higher-rated bonds.

The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other Portfolio securities will adversely affect the corresponding Fund's net asset value. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. As a matter of operating policy, the Portfolio will not invest more than 10% of its total assets (at the time of purchase) in defaulted debt securities, which may be illiquid.

** 25 Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

** 26 Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

** 27 The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

** 28 As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

** 29 In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Non-Diversified Investment Company. The Portfolio and Fund are each classified as a "non-diversified" investment company so that with respect to 50% of the Portfolio's assets, it will be able to invest more than 5% of its assets in obligations of one or more issuers, while being limited with respect to the other half of its assets to investments not exceeding 5% of the Portfolio's total assets. (A "diversified" investment company would be required under the 1940 Act, to maintain at least 75% of its assets in cash (including foreign currency), cash items, U.S. government securities, and other securities limited per issuer to not more than 5% of the investment company's total assets.) In order to enable the Fund to qualify as a regulated investment company under the Code, the Portfolio, among other things, may not invest more than 25% of its assets in obligations of any one issuer (other than U.S. government securities). As a "non-diversified" investment company, the Portfolio may invest a greater proportion of its assets in the securities of a smaller number of issuers and therefore may be subject to greater market and credit risk than a more broadly diversified fund.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-730-1313.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.
                                       21

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distrubution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings is included in the Appendix herein.

                             Investment Restrictions

Fundamental Policies. The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Portfolio (and the Fund) may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

      (1)   borrow money or mortgage or hypothecate assets of the Portfolio
            (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below (as an operating policy, the Portfolio may not engage in dollar-roll transactions);

      (2) underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;


      (3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;


      (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

      (5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry; and


      (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.


Additional Restrictions. In order to comply with certain statutes and policies, the Portfolio (or the Trust, on behalf of the Fund) will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

      (i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5%, except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;


      (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

      (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;


      (iv) sell securities it does not own (short sales) such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Portfolio (Fund), and the value of securities of any one issuer in which the Portfolio (Fund) is short exceeds the lesser of 2.0% of the value of the Portfolio's (Fund's) net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities that the Portfolio
            (Fund) contemporaneously owns or where the

            Portfolio has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (the Portfolio (Fund) currently does not engage in short selling);

      (v) invest for the purpose of exercising control or management of another company;

      (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund), unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless (1) the Portfolio's investment adviser waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Portfolio incurs no sales charge in connection with the investment;

      (vii) invest more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

      (viii)invest more than 15% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in (a) securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. government securities), provided, however, that no more than 5% of the Portfolio's (Fund's) total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

      (ix) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid);

      (x) with respect to 50% of the Portfolio's (Fund's) total assets, invest more than 25% of its total assets in the securities (excluding U.S. government securities) of any one issuer;

      (xi) invest in securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio (Trust), or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Portfolio (Fund) one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

      (xii) invest in warrants (other than warrants acquired by the Portfolio
            (Fund) as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's (Fund's) net assets or if, as a result, more than 2% of the Portfolio's (Fund's) net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws;

      (xiii)write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or securities acceptable to the broker equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

      (xiv) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.

The Fund will comply with the state securities laws and regulations of all states in which it is registered. The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Fund, or any other registered investment company investing in the Portfolio, is registered.

                 Portfolio Transactions and Brokerage Commissions


The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and
                                       25
reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.


Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of Bankers Trust as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.


Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.


Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and to the Adviser, it is the opinion of the management of the Portfolio that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolio, and not all such information is used by the Adviser in connection with the Portfolio. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolio.

In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the fiscal year ended September 30, 1998, the Portfolio paid no brokerage commissions.

                             PERFORMANCE INFORMATION

                        Standard Performance Information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. Mutual fund performance is commonly measured as total return and/or yield. The Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

      Yield: Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields for the Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.


      Income calculated for the purposes of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements. This difference may be significant for a Fund investing in the Portfolio whose investments are denominated in foreign currencies.

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return (see "Total Return" below) of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the expenses of the Fund or Portfolio.

      For the 30 day period ended September 30, 1998, Global High Yield Fund's yield was ___ %.

      Total return: Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. The Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

                                                   Cumulative Total
                                                 Return For the Period       Annualized Total Return
                         Total Return for the      From Commencement           For the Period From
                            One Year Ended       of Operations Through   Commencement of Operations Through
                          September 30, 1998       September 30, 1998          September 30, 1998
                         --------------------    ---------------------   ----------------------------------
Global High Yield
   Securities Fund(1)         ______%              ______%              ______%


(1) Fund commenced operations on December 14, 1993.

      Performance Results: Total returns and yields are based on past results and are not an indication of future performance. Any total return quotation provided for the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.


                         Comparison of Fund Performance


Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

Investor's Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morningstar Inc., a publisher of financial information and mutual fund research.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

ValueLine, a biweekly publication that reports on the largest 15,000 mutual funds.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

                         Economic and Market Information


Advertising and sales literature of the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICE, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as business and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.


                VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES


                             Valuation of Securities

The net asset value ("NAV") per Share is calculated once on each Valuation Day as of the close of regular trading on the NYSE (the "Valuation Time"), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV per Share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities attributable to the Shares, by the total number of Shares outstanding as of the Valuation Time. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities major trading exchange or may be determined through use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.


Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by the Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

            type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.


To the extent that the Portfolio purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.

                               Purchases of Shares

The Trust accepts purchase orders for Shares of the Fund at the NAV per Share next determined after the order is received on each Valuation Day. Shares may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for Shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trust and Bankers Trust have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Certificates for Shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy Shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for Shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

Minimum Investments

To open an account                  $2,500
For retirement accounts                500
Through automatic investment plans   1,000

To add to an account                  $250
For retirement accounts                100
Through automatic investment plans     100

Minimum Balance                     $1,000
For retirement accounts               None

If you are new to BT Investment Funds, complete and sign an account application and mail it along with your check to the address listed below. For an account application, call the BT Service Center at 1-800-730-1313.

      BT Service Center
      P.O. Box 419210
      Kansas City, MO 64141-6210

Overnight mailings:

      BT Service Center
      210 West 10th Street, 8th Floor
      Kansas City, MO 64105-1716

If you have money invested in a fund in the BT Family of Funds, you can:

   o  Mail an account application with a check,

   o  Wire money into your account,

   o Open an account by exchanging from another fund in the BT Family of Funds, or

   o  Contact your Service Agent or Investment Professional.

Additional Information About Buying Shares

            To Open an Account            To Add to an Account
By          Wire Call the BT Service Center at Call your Investment
            1-800-730-1313 to receive wire Professional or wire instructions for account additional investment to:
            establishment.
                                             Routing No.: 021001033
                                             Attn: Bankers Trust/IFTC Deposit
                                             DDA No.:  00-226-296
                                             FBO:  (Account name)
                                                   (Account Number)
                                             Credit:  BT Investment Global High
                                                      Yield Securities Fund -478

                                             Specify the complete name of the
                                             Fund of your choice, and include
                                             your account number and your name.

By Phone    Contact your Service Agent,      Contact your Service Agent,
            Investment Professional, or      Investment Professional, or
            call BT's Service Center at      call BT's Service Center at
            1-800-730-1313.If you are an     1-800-730-1313.  If you are an
            existing Shareholder, you may    existing Shareholder, you may
            exchange from another BT         exchange from another BT
            account with the same            account with the same
            registration, including name,    registration, including name,
            address, and taxpayer ID number. address, and taxpayer ID
                                             number.

By Mail Complete and sign the account Make your check payable to the application. Make your check complete name of the Fund of payable to the complete name of your choice. Indicate your the Fund of your choice. Mail Fund account number on your to the appropriate address check and mail to the address indicated on the application. printed on your account statement.

                              Redemption of Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your Shares. Your Shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for Shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.
                                       32

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value.

To sell Shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.

If you are selling some but not all of your non-retirement account Shares, leave at least $1,000 worth of shares in the account to keep it open.

To sell Shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o     Your account registration has changed within the last 30 days,

o The check is being mailed to a different address than the one on your account (record address),

o     The check is being made payable to someone other than the account owner,

o The redemption proceeds are being transferred to a BT account with a different registration, or

o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Additional Information About Selling Shares

By Wire - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

In Writing - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:

      BT Service Center
      P.O. Box 419210
      Kansas City, MO 64141-6210

Overnight mailings:

      BT Service Center
      210 West 10th Street, 8th Floor
      Kansas City, MO 64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.

Investor Services

BT Investment Funds provide a variety of services to help you manage your account.

Information Services

Statements and reports that your Investment Professional or the Transfer Agent may send to you include the following:

o Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration)

o     Account statements (monthly)

o     Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed,.even if you have more than one account in the Fund. Call your Investment Professional or the BT Service Center at 1-800-730-1313 if you need additional copies of financial reports.

Exchange Privilege

Shareholders may exchange their Shares for shares of certain other funds in the BT Family of Funds registered in their state. To make an exchange, follow the procedures indicated in "Purchase of Shares" and "Redemption of Shares" herein. Before making an exchange, please note the following:

o Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

o Your new account will have the identical account registration including the same name, address and taxpayer identification number as your existing account(s).

o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

Note that exchanges out of the Fund may be limited to four per calendar year and any exchange may have tax consequences for you.

Systematic Programs

To move money from your bank account to BT Investment Funds

Minimum     Minimum
 Initial     Subsequent      Frequency            Setting up or changing
$1,000       $100        Monthly, bimonthly    For a new account, complete the
                         quarterly or semi-    appropriate section of the
                         annually              application.

                                               For existing accounts, call your
                                               Investment Professional for an
                                               application. To change the amount
                                               or frequency of your investment,
                                               contact your Investment
                                               Professional directly or call
                                               1-800-730-1313. Call at least 10
                                               business days prior to your next
                                               scheduled investment date.

Systematic Withdrawal Program lets you set up periodic redemptions from your account.

Minimum          Frequency           Setting up or changing
-------          ---------           ----------------------
$1,000       Monthly, quarterly    To establish, call your
             or semi-annually or   Investment Professional or call
             annually              1-800-730-1313. The accounts
                                   from which the withdrawals will be processed must have a minimum balance of $10,000, other than retirement accounts subject to required minimum distributions.

Tax-Saving Retirement Plans

Retirement plans offer significant tax savings and are available to individuals, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact Bankers Trust for further information. Bankers Trust can set up your new account in the Fund under a number of several tax-savings or tax-deferred plans. Minimums may differ from those listed elsewhere in this SAI.

o Individual Retirement Accounts (IRAs): personal savings plans that offer tax advantages for individuals to set aside money for retirement and allow new contributions of $2, 000 per tax year.

o Rollover IRAs: tax-deferred retirement accounts that retain the special tax advantages of lump sum distributions from qualified retirement plans and transferred IRA accounts.

                        Redemptions and Purchases in Kind


The Trust, on behalf of the Fund, and the Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, and the Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

The Portfolio has agreed to make a redemption in kind to the Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive
                                       35
portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Valuation of Securities" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax adviser for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Portfolio; (ii) be acquired by the Fund for investment and not for resale (other than for resale to the Portfolio);
(iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.


                          Trading in Foreign Securities


Trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange ("NYSE"). In computing the net asset values, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.


                   MANAGEMENT OF THE TRUST AND THE  PORTFOLIO

The Trust and the Portfolio are governed by a Board of Trustees which is responsible for protecting the interests of investors. A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that some of the same individuals are Trustees of the Trust and the Portfolio, up to and including creating separate boards of trustees.

Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund or Portfolio. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund/Portfolio and review the Fund's performance.

The Trustees and officers of the Trust and Portfolio, their birthdates and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 05230-0897.
                                       36

                              Trustees of the Trust

S. LELAND DILL (birthdate: March 28, 1930 ) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

KELVIN J. LANCASTER (birthdate: December 10, 1924) -- Trustee; Professor, Department of Economics, Columbia University. His address is 35 Claremont Avenue, New York, New York 10027.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.


                            Trustees of the Portfolio


CHARLES P. BIGGAR (birthdate: October 14, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.


                       Officers of the Trust and Portfolio

Unless otherwise specified, each officer listed below holds the same position with the Trust and the Portfolio.

RONALD M. PETNUCH (birthdate: February 27, 1960) -- President and Treasurer; Senior Vice President, Federated Services Company ("FSC"); formerly, Director of Proprietary Client Services, Federated Administrative Services ("FAS"), and Associate Corporate Counsel, Federated Investors ("FI").


CHARLES L. DAVIS, JR. (birthdate: March 23, 1960) -- Vice President and Assistant Treasurer; Vice President, FAS.

JAY S. NEUMAN (birthdate: April 22, 1950) -- Secretary; Corporate Counsel, FI.


No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust or the Portfolio. No director, officer or employee of ICC Distributors or any of its affiliates will receive any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust or the Portfolio.
                                       37

                           Trustee Compensation Table

                                                                             Total Compensation
                                                                                  from Fund
   Name of Person,    Aggregate Compensation     Aggregate Compensation           Complex***
       Position            from Trust*               from Portfolio**        Paid to Trustees(+)
   ---------------    ----------------------     ----------------------      -------------------
S. Leland Dill,
Trustee of Trust and
Portfolio                    $13,125                    $_______                  $27,500
                      --------------              --------------              -----------

Kelvin J. Lancaster,
Trustee of Trust            $13,125                         N/A                  $27,500
                            -------               -------------               ----------

Philip Saunders, Jr.,
Trustee of Trust and
Portfolio                   $13,125                    $_______                  $27,500
                             ------                     -------                   ------

Charles P. Biggar,
Trustee of Portfolio            N/A                     $_______                  $27,500
                      -------------               --------------              -----------
------------------------------------------------------------------------------------------------



* The aggregate compensation is provided for the BT Investment Funds which is comprised of 17 funds. Information is furnished for the Trust's most recent fiscal year ended September 30, 1998.

** The aggregate compensation is provided for the Trust's most recent fiscal year ended September 30, 1998.

*** Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Short Intermediate US Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio and Capital Appreciation Portfolio.


(+) The compensation is provided for the calendar year ended December 31, 1998.


Bankers Trust reimbursed the Fund and the Portfolio for a portion of their Trustees fees for the period above. See "Investment Adviser" and "Administrator" below.



As of December 31, 1998, the Trustees and Officers of the Trust and the Portfolio owned in the aggregate less than 1% of the shares of the Fund or the Trust (all series taken together).

As of December 31, 1998, the following shareholders of record owned 5% or more of the outstanding voting shares of Global High Yield Securities Fund:
[TO BE PROVIDED].


                               Investment Adviser

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as Adviser.

Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street, (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market.


Under the terms of the Portfolio's investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with the Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Portfolio in accordance with the Portfolio's investment objectives, restrictions and policies;
                                       38

(iii) make investment decisions for the Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Portfolio.

Bankers Trust bears all expenses in connection with the performance of services under the Advisory Agreement. The Trust and the Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or the Portfolio who are not officers, directors or employees of Bankers Trust, ICC Distributors or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

The Advisory Agreement provides for the Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, equal on an annual basis to 0.80% of the average daily net assets of the Portfolio for its then-current fiscal year. The investment advisory fee is higher than that of most funds, but not necessarily higher than that of a typical international fund, due to the greater complexity, expense and commitment of resources involved in international investing. Under certain circumstances Bankers Trust has agreed to pay fees to certain securities brokers, dealers and other entities that facilitate the sale of Fund shares, and in connection therewith provide administrative, shareholder, or distribution related services to the Fund or its shareholders. Fees paid to entities that administer mutual fund "supermarkets" may be higher than fees paid for other types of services.

For the fiscal years ended September 30, 1998, 1997 and 1996, Bankers Trust accrued $_______, $189,050 and $156,634, respectively, in compensation for investment advisory services provided to the Portfolio. During the same periods, Bankers Trust reimbursed $_______, $84,568 and $86,070, respectively, to the Portfolio to cover expenses.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.
                                  Administrator

Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or the Portfolio. Bankers Trust will generally assist in all aspects of the Fund's and Portfolio's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), FSC performs such sub-administration duties for the Trust and the Portfolio as from time to time may be agreed upon by Bankers
                                       39

Trust and FSC. The Sub-Administration Agreement provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and Bankers Trust. All such compensation will be paid by Bankers Trust.


For the fiscal years ended September 30, 1998, 1997 and 1996, Bankers Trust accrued $_____, $223,857 and $185,042 , respectively, in compensation for administrative and other services provided to the Fund. During the same periods, Bankers Trust reimbursed $_____, $88,187 and $109,939, respectively, to cover expenses. For the same periods, Bankers Trust received $______, $47,263 and $39,158, respectively, in compensation for administrative and other services provided to the Portfolio.

Bankers Trust has agreed that if in any fiscal year the aggregate expenses of any Fund and the Portfolio (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law. As of the date of this SAI, the most restrictive annual expense limitation applicable to the Fund is 2.50% of the Fund's first $30 million of average annual net assets, 2.00% of the next $70 million of average annual net assets and 1.50% of the remaining average annual net assets.
                          Custodian and Transfer Agent

Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza) , New York, New York, 10006, serves as Custodian for the Trust and for the Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Fund's and the Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of the Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                   Use of Name

The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment adviser to the Portfolio. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.


                           Banking Regulatory Matters

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolio contemplated by the Advisory Agreement and other activities for the Fund and the Portfolio described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolio. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                       Counsel and Independent Accountants

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as Counsel to the Trust and the Portfolio. PricewaterhouseCoopers LLP, 1100 Main Street, Suite 900, Kansas City, Missouri 64105 acts as Independent Accountants of the Trust and the Portfolio.
                                       40

                            ORGANIZATION OF THE TRUST


The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. The Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. The Fund is a separate series of the Trust. The Portfolio is a separate subtrust of BT Investment Portfolios, a New York master trust fund. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series. The Trust and BT Investment Portfolios reserve the right to add additional series in the future. The Trust also reserves the right to issue more than one class of shares

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


** 30 The Portfolio, in which all the Assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on trust matters that do not affect the Fund. All series of the Trust will vote together on certain matters, such as electing trustees or approving independent public accountants. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office, will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

* 30 moved from here; text not shown

Each series in the Trust will not be involved in any vote involving the Portfolio in which it does not invest its Assets. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes. As of December 31, 1998, the following shareholders of record owned 25% or more of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders: .

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust was organized under the name BT Tax-Free Investment Trust and assumed its current name of BT Investment Funds on May 16, 1988.

Except as described below, whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders. However, subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

                                    TAXATION

                           Dividends and Distributions

The Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, the Fund will not pay any federal income or excise taxes.

The Fund distributes substantially all of its net income and capital gains to shareholders each year. The Fund distributes capital gains annually. Normally, income dividends for the Fund are distributed quarterly. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

Distributions from the Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. The Fund's capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional Shares. Distributions declared to shareholders of record in October, November or December and paid as if paid in January are taxable on December 31. The Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received on the part year.

On the ex-date for a distribution from capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

                              Taxation of the Fund

As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring Federal income tax liability.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

The Fund's shareholders will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions.

Foreign Securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries will vary.

If the Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, such as the Fund, which have invested in the Portfolio. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the Fund's shareholders, and the Fund's shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each Fund shareholder will be notified after the close of the Portfolio's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as U.S. source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.


                            Taxation of the Portfolio

The Portfolio is not subject to Federal income taxation. Instead, the Fund and other investors investing in the Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

Distributions received by the Fund from the Portfolio generally will not result in the Fund recognizing any gain or loss for Federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; and
(3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and consists solely of cash and/or unrealized receivables. The Fund's basis in its interest in the Portfolio generally will equal the amount of cash and the basis of any property which the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

                                 Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                              FINANCIAL STATEMENTS

The financial statements for the Fund or Portfolio for the fiscal year ended September 30, 1998, are incorporated herein by reference to the Annual Report to shareholders for the Fund dated September 30, 1998. A copy of the Fund's and Portfolio's Annual Report may be obtained without charge by contacting the Fund.

                                    APPENDIX


Description of  Moody's Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Description of S&P Corporate Bond Ratings:


AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.


AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Description of S&P commercial paper ratings:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.


Description of Moody's commercial paper ratings:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.


Description of S&P Municipal Bond Ratings:

AAA - Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA - High Grade - The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A - Good Grade - Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.


S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of  Moody's Municipal Bond Ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.


Description of S&P Municipal Note Ratings:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or -2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rates SP-2 have a satisfactory capacity to pay principal and interest.


Description of  Moody's Municipal Note Ratings:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG2 are of high quality, with ample margins of protection, although not as large as the preceding group.

 S&P's Commercial Paper Ratings:


A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.


 Moody's Commercial Paper Ratings:


Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

            Investment Adviser and Administrator of  the Portfolio

                              BANKERS TRUST COMPANY

                                   Distributor

                             ICC DISTRIBUTORS, INC.


                          Custodian and Transfer Agent
                              BANKERS TRUST COMPANY

                             Independent Accountants

                               PRICEWATERHOUSE LLP


                                     Counsel
                            WILLKIE FARR & GALLAGHER

                               --------------------


No person has been authorized to give any information or to make any representations other than those contained in the Fund's Prospectus, its Statement of Additional Information or the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Fund. Neither the Prospectus nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                               --------------------


CUSIP #     055922801
CUSIP #     055922777
CUSIP #     055922819
CUSIP #     055922769
CUSIP #     055922868
CUSIP #     055922736
CUSIP #     055922785
COMBINV400 (1/98)
[DELETE EXTRA CUSIP #]











                               BT Investment Funds

                        INFORMATION ABOUT INVESTING IN THE
                                  SMALL CAP FUND
                            CAPITAL APPRECIATION FUND


The SMALL CAP FUND seeks long-term capital growth through investment in stocks and other equity securities of small companies.

The CAPITAL APPRECIATION FUND seeks long-term capital growth, primarily through investment in common stocks of medium-sized U.S. companies with strong growth prospects.


                                    Prospectus
                                 January 31, 1999


                              Bankers Trust Company
                                Investment Adviser


Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SMALL CAP FUND.......................................................
CAPITAL APPRECIATION FUND............................................

INFORMATION CONCERNING BOTH FUNDS
      Board of Trustees..............................................
      Investment Adviser.............................................
      Administrator..................................................
      Organizational Structure.......................................

CALCULATING A FUND'S SHARE PRICE.....................................
DIVIDENDS AND DISTRIBUTIONS..........................................
TAX CONSIDERATIONS...................................................
BUYING AND SELLING FUND SHARES.......................................

TABLE OF CONTENTS

SMALL CAP FUND OVERVIEW

GOAL.................................................................
CORE STRATEGY........................................................
PRINCIPAL RISKS OF INVESTING IN THE FUND.............................
WHO SHOULD CONSIDER INVESTING IN THE FUND............................
TOTAL RETURNS, AFTER FEES AND EXPENSES...............................
ANNUAL FUND OPERATING EXPENSES.......................................

SMALL CAP FUND IN DETAIL

OBJECTIVE............................................................
STRATEGY.............................................................
PRINCIPAL INVESTMENTS................................................
INVESTMENT PROCESS...................................................
RISKS................................................................
PORTFOLIO MANAGER....................................................
FINANCIAL HIGHLIGHTS.................................................

Small Cap Fund Overview

GOAL
The Fund invests for long-term capital growth.

CORE STRATEGY
The Fund invests primarily in stocks and other equity securities of companies with market capitalizations, at the time we purchase the stock, within the market capitalization range of the Russell 2000 Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example,

     o   Stocks that the Investment Adviser has selected could perform poorly;

     o Small company stock returns could trail stock market returns generally because of the liquidity risks specific to small company investing: greater share-price volatility and fewer buyers for small company shares in periods of economic or stock market stress. Such lack of liquidity may accelerate a prevailing downward price trend and limit the Fund's ability to exit from an unsuccessful investment; or

     o The stock market could decline or could under perform other investments.

                   WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Small Cap Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in certain bonds or money market funds.

You should not consider investing in the Small Cap Fund if you are pursuing a short-term financial goal, are investing funds intended to provide a regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to an investor in large company and medium-sized company stocks.

AN INVESTMENT IN THE SMALL CAP FUND IS NOT A DEPOSIT OF BANKERS TRUST COMPANY OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TOTAL RETURNS, AFTER FEES AND EXPENSES
The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares to the public on October 20, 1993 (its inception date). The table compares the Fund's average annual return with the Russell 2000 Index over the last one and five years, and since inception. The Index is a passive measure of stock performance. It does not factor in the costs of buying, selling and holding stock--costs which are reflected in the Fund's results.

[SIDEBAR: THE RUSSELL 2000 INDEX IS A WIDELY ACCEPTED BENCHMARK OF SMALL-COMPANY STOCK PERFORMANCE. IT IS A MODEL, NOT AN ACTUAL PORTFOLIO AND IS A SUBSET OF THE RUSSELL 3000 INDEX. THE RUSSELL 2000 TRACKS THE 2000 SMALLEST COMPANIES IN THE RUSSELL 3000. IT CONSTITUTES ABOUT 10% OF THE RUSSELL 3000'S TOTAL MARKET VALUE. THE WEIGHTED AVERAGE MARKET CAPITALIZATION OF THE COMPANIES IN THE RUSSELL 2000 HAS RUN ABOUT $000 MILLION IN RECENT YEARS. THAT COMPARES TO $2 BILLION FOR THE COMPANIES IN THE RUSSELL 3000.]



           FUND PERFORMANCE FOR EACH FULL CALENDAR YEAR SINCE INCEPTION
                                   [bar chart]

          -------------------------------------------------------------
          -------------------------------------------------------------
              1994        1995        1996        1997        1998
          -------------------------------------------------------------


Since inception, the Fund's highest return in any calendar quarter was ____% and its lowest quarterly return was (____)%. Past performance offers no indication of how the Fund will perform in the future.

                  AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998

-------------------------------------------------------------------
                                                  Since Inception
                            1 year      5 years     (10/21/93)*
-------------------------------------------------------------------
Small Cap Fund                            N/A
-------------------------------------------------------------------
Russell 2000 Index                        N/A
-------------------------------------------------------------------

*The Russell 2000 Index is calculated from October 31, 1993.

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS) This table describes the fees and expenses you may pay if you buy and hold shares of the Small Cap Fund.

          -------------------------------------------------------------
                                                  PERCENTAGE OF AVERAGE
                                                  DAILY NET ASSETS*
          -------------------------------------------------------------
          Management Fees                                 0.65%
          -------------------------------------------------------------
          Distribution and Service (12b-1) Fees           none
          -------------------------------------------------------------
          Other Expenses                                  0.79%
          -------------------------------------------------------------
          Total Fund Operating Expenses                   1.44%
          -------------------------------------------------------------
          Less: Fee Waivers or Expense
          Reimbursement                                  (0.19%)**
          -------------------------------------------------------------
          Net Expense                                     1.25%
          -------------------------------------------------------------

Expense Example
This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

-------------------------------------
 1 year   3 years  5 years  10 years
-------------------------------------

  $127      $397     $686    $1,511
-------------------------------------

You may use this hypothetical example to compare the Fund's expense history with other funds.* The example does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.


-------------------
*Information on the annual operating expenses reflects the expenses of both the Fund and the Small Cap Portfolio, the master fund in which the Small Cap Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus).
** Bankers Trust has agreed for the 16 months from the Fund's fiscal year end of September 30, 1998, to waive its fees or reimburse its expenses so that total expenses will not exceed 1.25%.

SMALL CAP FUND IN DETAIL
OBJECTIVE
The Small Cap Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 65% of its total assets in the stock and other securities with equity characteristics, of companies with market capitalizations, at the time we first purchase the shares, within the market capitalization range of the Russell 2000 Index.

The Fund invests for long-term growth, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to long-term capital growth, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy of the Fund. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY
We invest for the long term. We are looking for small companies that have reached an inflection point--companies that are ready to reap the benefits of technological change, companies that have begun to increase their market share, companies that have completed a turnaround or whose pace of growth is starting to accelerate. Normally, their share prices do not reflect their strong prospects--most investors have not yet discovered them. Two financial attributes set these companies apart:

     o   evidence of above-average growth in revenues and earnings; and

     o a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

PRINCIPAL INVESTMENTS
The Fund normally owns stock in approximately 90 to 110 small companies at any one time. The Fund focuses principally on companies with market caps within the market capitalization range of the Russell 2000 Index.

[SIDEBAR: "MARKET CAPITALIZATION," OR "MARKET CAP," PROVIDES A READY GAUGE OF A COMPANY'S SIZE. IT MULTIPLIES THE TOTAL NUMBER OF A COMPANY'S OUTSTANDING SHARES BY THE CURRENT PRICE OF ITS STOCK TO ARRIVE AT AN ESTIMATE OF ITS CURRENT VALUE. BY WAY OF COMPARISON, THE AVERAGE "CAP" OF THE S&P 500, THE LEADING LARGE-STOCK INDEX, STOOD AT $8.8 BILLION AS OF MIDYEAR 1998.]

The Fund may also invest up to 25% of its assets in the stocks of non-U.S. companies and up to 35% of its assets in large caps. Under normal conditions, these two tactics would not comprise major elements of its strategy.

INVESTMENT PROCESS
The Fund's process begins with a methodical search for industries poised to take off. Before identifying individual companies, we seek to identify the industries that are undergoing positive change or that stand to benefit from broad demographic and cultural trends.

Once we have identified a likely industry, the exhaustive search begins for the most promising small companies within the industry. The Small Cap research team meets frequently with the managements of investment candidates to gather a first-hand impression of their prospects. The team's investigative work relies on the analytical and forecasting tools that Bankers Trust has long applied and is continuously enhancing. The work demands intensive research: visits to a company's plants and frequent contact with its management, suppliers, customers and competitors.

TURNOVER
The annual portfolio turnover rate measures the frequency that the Portfolio sells and replaces the value of its securities within one year. An annual portfolio turnover rate of 100% means that the Portfolio sold and purchased investments equal to the average value of the Portfolio for a given year. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability. The Fund does not have a target portfolio turnover rate. Its turnover will depend on the Investment Adviser's assessment of how often to trade, in light of market conditions and the Fund's investment objective.

RISKS
BELOW WE SET FORTH SOME OF THE PROMINENT RISKS ASSOCIATED WITH SMALL CAP INVESTING, AS WELL AS INVESTING IN GENERAL, AND WE DETAIL OUR APPROACHES TO CONTAINING THEM. ALTHOUGH WE ATTEMPT TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE MAKE NO GUARANTEE THAT WE WILL SUCCEED.

PRIMARY RISKS

Market Risk
A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. We manage this risk in the Small Cap Fund by closely monitoring the Fund's investments for the following signs of negative change:

    o   decelerating revenue or earnings growth;

    o   loss of market share;

    o increasing levels of debt or decreasing levels of cash flow and working capital; and

    o a stock price that lags behind competitors'.

Small Company Risk
Small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity in small company investing--can also pose added risk. Industry-wide reversals have had a greater impact on small companies, since they lack a large company's financial resources to deal with setbacks. Small company managers typically have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

SECONDARY RISK

Foreign Investment Risk
To the extent that the Fund holds companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Different accounting and financial reporting standards, or less stringent enforcement of these standards, could convey incomplete, inaccurate or misleading information about a Fund investment. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which would depreciate the value of an investment itself to U.S. investors.

Year 2000 Risk
As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for services or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. We are working both internally and with our business partners and service providers to address this problem. If we - or our business partners, service providers, government agencies or other market participants - do not succeed, it could materially affect shareholder services or it could affect the value of the Fund's shares.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes, we may invest up to 100% of the Fund's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we find it necessary to invest in such securities, the Fund may not meet its goal of long-term capital growth.

Portfolio Managers
The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Timothy Woods, Principal of Bankers Trust and Portfolio Manager of the Fund.
   o  Joined Bankers Trust in 1992 and the Fund in 1996.

   o  Manager of small and mid-cap equity investments.

   o  14 years of investment and financial experience.

   o Bachelors degree from Florida A&M University, MBA from The Wharton School, University of Pennsylvania, Chartered Financial Analyst.

Mary P. Dugan, Vice President of Bankers Trust and Portfolio Manager of the
Fund.
   o  Joined Bankers Trust and the Fund in 1996.

   o Financial Analyst specializing in health care, capital goods and the energy industry at Fred Alger Management from 1992 to 1994.

   o 15 years of investment and financial research experience.

   o Bachelors degree from the University of Rochester, MBA from New York University, Chartered Financial Analyst.

FINANCIAL HIGHLIGHTS
The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by _______________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.

---------------------------------------------------------------------------------------------------
Per Share Operating Performance:         10/1/97-    10/1/96-    10/1/95-    10/1/94-    10/21/93*-
                                          9/30/98     9/30/97     9/30/96     9/30/95     9/30/94
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.                  $21.66      $18.50      $11.60      $10.00
---------------------------------------------------------------------------------------------------
Income from Investment Operations
---------------------------------------------------------------------------------------------------
Net Investment Income (Expenses in
Excess of Income)                                      (0.14)      (0.12)      (0.04)      (0.03)
---------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain
on estments, Options, and
Foreign Currencies                                       3.58        4.65        6.94        1.63
---------------------------------------------------------------------------------------------------
Total Income from Investment Operations                  3.44        4.53        6.90        1.60
---------------------------------------------------------------------------------------------------
Distributions to shareholders
---------------------------------------------------------------------------------------------------
Net Investment Income
---------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain
on  Investments, Options,
Foreign Currencies and Forward
Currency Contracts                                     (1.42)      (1.37)     --           --
---------------------------------------------------------------------------------------------------
Total Distributions
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $23.68      $21.66      $18.50      $11.60
---------------------------------------------------------------------------------------------------
Total Investment Return                                17.90%      26.41%      59.48%    17.06%**
---------------------------------------------------------------------------------------------------
Supplemental Data and Ratios:
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s Omitted)             $286,322    $242,236    $122,935     $21,332
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------
Net Investment Income (Expenses
in Excess of Income)                                  (0.89%)     (0.70%)     (0.46%)    (0.58%)**
---------------------------------------------------------------------------------------------------
Expenses, Including Expenses of
the Small Cap Fund                                      1.25%       1.25%       1.25%       1.25%
---------------------------------------------------------------------------------------------------
Decrease Reflected in Above
Expense Ratio Due to Absorption
of Expenses by Bankers Trust                            0.03%       0.22%       0.34%     0.86%**
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate***                               188%        159%      TK           TK
---------------------------------------------------------------------------------------------------

* Inception date
** Annualized
*** The portfolio turnover rate is the rate for the Master Portfolio into which the Fund invests all of its assets.

TABLE OF CONTENTS

CAPITAL APPRECIATION FUND OVERVIEW

GOAL.................................................................
CORE STRATEGY........................................................
PRINCIPAL RISKS OF INVESTING IN THE FUND.............................
WHO SHOULD CONSIDER INVESTING IN THE FUND............................
TOTAL RETURNS, AFTER FEES AND EXPENSES...............................
ANNUAL FUND OPERATING EXPENSES.......................................

CAPITAL APPRECIATION FUND IN DETAIL

OBJECTIVE............................................................
STRATEGY.............................................................
PRINCIPAL INVESTMENTS................................................
INVESTMENT PROCESS...................................................
RISKS................................................................
PORTFOLIO MANAGER....................................................
FINANCIAL HIGHLIGHTS.................................................

CAPITAL APPRECIATION FUND OVERVIEW

GOAL
The Fund invests for long-term capital growth.

CORE STRATEGY
The Fund invests primarily in the stocks and other equity securities of medium-sized U.S. companies with strong growth potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example,

   o  Stocks that our investment adviser has selected could perform poorly;

   o Medium-sized company stock returns could trail stock market returns generally because of the liquidity of risks specific to medium-sized company investing, i.e., greater share-price volatility and fewer buyers for medium-sized company shares in periods of economic or stock market stress. Such lack of liquidity may accelerate a prevailing downward price trend and limit the Fund's ability to exit from an unsuccessful investment; or

   o The stock market could decline, or could under perform other types of investments.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Capital Appreciation Fund if you are seeking long-term capital growth by showing changes in the Fund's performance year to year. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuations in the value of your investment than you would typically experience investing in certain bonds or money market funds.

You should not consider investing in the Capital Appreciation Fund if you are pursuing a short-term financial goal, are investing to provide a regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to an investor in established large company stocks or small company stocks.


AN INVESTMENT IN THE CAPITAL APPRECIATION FUND IS NOT A DEPOSIT OF BANKERS TRUST COMPANY OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares to the public on March 9, 1993 (its inception date). The table compares the Fund's average annual return with the S&P Mid-Cap 400 Index over the last one and five years, and since inception. The Index is a passive measure of stock performance. It does not factor in the costs of buying, selling and holding stock--costs which are reflected in the Fund's results.

[SIDEBAR: THE S&P MID-CAP 400 INDEX IS A WIDELY ACCEPTED BENCHMARK OF MEDIUM-SIZED COMPANY PERFORMANCE. THE INDEX IS A MODEL, NOT AN ACTUAL PORTFOLIO, THAT TRACKS THE PERFORMANCE OF 400 PUBLICLY HELD MEDIUM-SIZED U.S. COMPANIES. THE WEIGHTED AVERAGE MARKET CAP FOR THE COMPANIES IN THE INDEX HAS RUN ABOUT $X BILLION IN RECENT YEARS. THAT COMPARES TO $Y BILLION FOR THE COMPANIES IN THE S&P 500, A CORRESPONDING LARGE COMPANY BENCHMARK.]


           FUND PERFORMANCE FOR EACH FULL CALENDAR YEAR SINCE INCEPTION
                                   [bar chart]

     --------------------------------------------------------------------
          %              %            %            %             TK%
     --------------------------------------------------------------------
         1994           1995         1996         1997          1998
     --------------------------------------------------------------------

Since inception, the Fund's highest return in any calendar quarter was ____% and its lowest quarterly return was (____)%. Past performance offers no indication of how the Fund will perform in the future.

                   AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998


       -----------------------------------------------------------------
                                                              Since
                                                           Inception
                                  1 year      5 years      (3/9/93)*
       -----------------------------------------------------------------
       Capital Appreciation
       Fund                          %           %             %
       -----------------------------------------------------------------
       S&P Mid-Cap 400 Index         %           %             %
       -----------------------------------------------------------------


-------------------
* The S&P Mid-Cap 400 Index is calculated from 2/28/93.

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

This table describes the fees and expenses you may pay if you buy and hold shares of the Capital Appreciation Fund.


     -----------------------------------------------------------------------
                                                PERCENTAGE OF AVERAGE
                                                   DAILY NET ASSETS*
     -----------------------------------------------------------------------
     Management Fees                                    0.65%
     -----------------------------------------------------------------------
     Distribution and Service (12b-1) Fees               none
     -----------------------------------------------------------------------
     Other Expenses                                     0.99%
     -----------------------------------------------------------------------
     Total Fund Operating Expenses                      1.64%**
     -----------------------------------------------------------------------
     Less: Fee Waivers or Expense
     Reimbursement                                     (0.39%)
     -----------------------------------------------------------------------
     Net Expenses                                       1.25%
     -----------------------------------------------------------------------


Expense Example
The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same over the period shown and that you sold your shares at the end of the period.



-------------------
* Information on the annual operating expenses reflects the expenses of both the Fund and Capital Appreciation Portfolio, the master fund in which the Capital Appreciation Fund invests. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" Section of this prospectus.)
**Bankers Trust has agreed for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees and reimburse expenses so that total expenses will not exceed 1.25%.

-------------------------------------
 1 year   3 years  5 years  10 years
-------------------------------------

  $127      $397   $686     $1,511
-------------------------------------


You may use this hypothetical example to compare the Fund's expense history with other funds.* It does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.



-------------------
*Information on the annual operating expenses of both the Fund and Capital
 Appreciation Portfolio, the master fund in which the Capital Appreciation Fund invests. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" Section of this prospectus.)

CAPITAL APPRECIATION FUND IN DETAIL

OBJECTIVE
The Capital Appreciation Fund seeks long-term capital growth. The Fund invests the majority of its assets in the stock and other securities with equity characteristics of medium-sized U.S. companies. We believe these companies contain the greatest concentration of businesses with significant growth prospects. Thus, the Fund invests primarily in companies whose market capitalization falls in the range of the S&P Mid-Cap 400 Index at the time it first purchases the shares. To a lesser extent, the Fund may also invest in companies outside the United States that meet its investment criteria.

[SIDEBAR: "MARKET CAPITALIZATION," OR "MARKET CAP," PROVIDES A READY GAUGE OF A COMPANY'S SIZE. IT MULTIPLIES THE TOTAL NUMBER OF THE COMPANY'S OUTSTANDING SHARES BY THE CURRENT PRICE OF ITS STOCK.]

The Fund invests for long-term capital growth, not income; any dividend and interest income is secondary to the pursuit of its objective. While we give priority to long-term capital growth, we cannot offer any assurance of achieving our objective. The Fund's objective is not a fundamental policy of the Fund. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY
We pursue a flexible investment program to achieve the Fund's objective. We are not restricted to investments in specific market sectors. We may invest in any market sector and in any size company if we have identified an opportunity with attractive long-term prospects for capital growth. Nevertheless, we attempt to match the dollar-weighted average capitalization of the Fund's holdings to the midpoint capitalization of the S&P Mid-Cap 400 Index.

We consider many broad factors in assessing a potential candidate for investment, including generally:

     o   competitive position within its industry

     o   business prospects

     o   management team

     o   record of earnings growth

     o   underlying asset value relative to industry peers

     o   stock price relative to industry peers

     o whether a reliable and liquid market for its shares exists.

PRINCIPAL INVESTMENTS
The Fund normally owns stock in approximately 100 medium-sized companies at any one time. It focuses primarily in stock and other securities with equity characteristics such as trust or limited partnership interests, rights and warrants.

[SIDEBAR: A RIGHT IS A PRIVILEGE GRANTED TO EXISTING SHAREHOLDERS OF A COMPANY TO SUBSCRIBE TO SHARES OF A NEW ISSUE OF COMMON STOCK BELOW THE PUBLIC OFFERING PRICE BEFORE IT IS OFFERED TO THE PUBLIC. A WARRANT ENTITLES THE HOLDER TO BUY A CERTAIN AMOUNT OF COMMON STOCK AT A SPECIFIED PRICE, USUALLY HIGHER THAN THE MARKET PRICE AT THE TIME THE WARRANT WAS ISSUED, WITHIN A SET TIME PERIOD.]

The Fund may also invest in convertible securities when it is more advantageous than investing in a company's common stock.

[SIDEBAR: CONVERTIBLE SECURITIES ARE BONDS THAT GIVE PURCHASERS THE RIGHT OF EXCHANGE FOR A SPECIFIED NUMBER OF SHARES OF A COMPANY'S COMMON STOCK AT SPECIFIED PRICES WITHIN A CERTAIN PERIOD OF TIME. PURCHASERS RECEIVE REGULAR INTEREST PAYMENTS UNTIL THEY EXERCISE THEIR EXCHANGE RIGHT.]

The Fund may also invest up to 25% of its assets in stocks and other securities of companies based outside the United States. Under normal conditions, this tactic would not comprise a major element of its strategy.

INVESTMENT PROCESS

The Fund's process begins with a methodical search for companies (in any industry) that show attractive long-term prospects for growth. The research team relies on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis. Companies are screened to identify those with strong business fundamentals (i.e., high growth, low debt, high return-on-equity) and technical strength. Measures of this strength include the extent of management's ownership of a company's shares, the extent of ownership by mutual funds and other large professional investors, estimates of future earnings by investment analysts who follow the stock and the extent that actual earnings have deviated from analysts' estimates in the recent past. The list of candidates is narrowed down through meetings with company and industry contacts, attendance at conferences focusing on emerging growth companies, reviews of research and industry publications and investment analyst contacts.

TURNOVER
The annual portfolio turnover rate measures the frequency that the Portfolio sells and replaces the value of its securities within one year. An annual portfolio turnover rate of 100% means that the Portfolio sold and purchased investments equal to the average value of the Portfolio for a given year. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability. The Fund does not have a target portfolio turnover rate. Its turnover will depend on the Investment Adviser's assessment of how often to trade, in light of market conditions and the Fund's investment objective.

RISKS

BELOW WE SET FORTH SOME OF THE PROMINENT RISKS ASSOCIATED WITH MID-CAP INVESTING, AS WELL AS INVESTING IN GENERAL, AND WE DETAIL OUR APPROACHES TO CONTAINING THEM. ALTHOUGH WE ATTEMPT TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE MAKE NO GUARANTEE THAT WE WILL SUCCEED.

PRIMARY RISKS

MARKET RISK
A risk that pervades all investing is the risk that the securities an investor has selected will under perform to expectations.

The Fund follows a disciplined selling process to try to lessen this market risk. First, we may sell a security if one or more of the following conditions take place:

     o   There is a material change in the company's fundamentals; or

     o   The stock under performs its industry peer group by 15% or more; or

     o   The stock price reaches our expectation.

Medium-Sized Company Risk
Medium-sized company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industry-wide reversals have had a greater impact on them, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks: when things are going poorly for a small- or medium-sized company, it is harder to find a buyer for its shares.

SECONDARY RISK
Foreign Investment Risk
To the extent that the Fund holds companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Different accounting and financial reporting standards, or less stringent enforcement of these standards, could convey incomplete, inaccurate or misleading information about a company in which the Fund invests. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which would depreciate the value of an investment itself to U.S. investors.

Year 2000 Risk
As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for services or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. We are working both internally and with our business partners and service providers to address this problem. If we - or our business partners, service providers, government agencies or other market participants - do not succeed, it could materially affect shareholder services or it could affect the value of the Fund's shares

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes, we may invest up to 100% of the Fund's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we find it necessary to invest in such securities, the Fund may not meet its goal of long-term capital growth.

PORTFOLIO MANAGER

Anthony Takazawa is responsible for the day-to-day management of the Fund's investments:

   o  Vice President of Bankers Trust.

   o  Joined Bankers Trust and the Fund in 1996.

   o Served as Portfolio Manager and Equity Analyst at Phoenix Mutual Life Insurance Co. from 1988 to 1996.

   o  10 years of investment experience.

   o Bachelors degree in Business Administration from University of Notre Dame, MBA from University of Wisconsin, Chartered Financial Analyst.

FINANCIAL HIGHLIGHTS
The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all interest income and distributions). This information has been audited by ________________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.

----------------------------------------------------------------------------
Per Share Operating         10/1/97- 10/1/96-  10/1/95-  1/1/95-   1/1/94-
Performance:                 9/30/89  9/30/97  9/30/96  9/30/96*  12/31/94
----------------------------------------------------------------------------
Net Asset Value, Beginning
of Period                              $ 16.79   $16.83   $ 12.10   $ 11.72
----------------------------------------------------------------------------
     Income (Loss) from
     Investment Operations
     Expenses in Excess of
     Income                             (0.13)   (0.10)    (0.07)    (0.04)
----------------------------------------------------------------------------
     Net Realized and Unrealized
     Gain on Investments                  2.13     1.89      4.80      0.42
----------------------------------------------------------------------------
     Total Income from
     Investment Operations                2.00     1.79      4.73      0.38
                                          ----     ----      ----      ----
----------------------------------------------------------------------------
Distributions to Shareholders
----------------------------------------------------------------------------
    Net realized Gain from
    Investment Transactions             (3.07)   (1.83)        --        --
----------------------------------------------------------------------------
Net Asset Value, End of Period         $ 15.72  $ 16.79    $16.83  $ 12. 10
                                       =======  =======    ======  ========
----------------------------------------------------------------------------
Total Investment Return                 14.64%   12.35%    39.09%     3.24%
----------------------------------------------------------------------------
     Supplemental Data and Ratios:
     Net Assets, End of Period
     (000s omitted)                    $49,002  $67,385   $57,380   $42,737
----------------------------------------------------------------------------


-------------------
*The Board of Trustees approved the change of the fiscal year end from December
 31 to September 30.

----------------------------------------------------------------------------
Per Share Operating         10/1/97- 10/1/96-  10/1/95-  1/1/95-   1/1/94-
Performance:                 9/30/89  9/30/97  9/30/96  9/30/96*  12/31/94
----------------------------------------------------------------------------
Ratios to Average Net Assets:
----------------------------------------------------------------------------
      Expenses in Excess
      of Income                        (0.77)%  (0.66)% (0.65)%**   (0.57)%
----------------------------------------------------------------------------
      Expenses, Including
      Expenses on the Capital
      Appreciation Portfolio             1.25%    1.25%   1.25%**     1.25%
----------------------------------------------------------------------------
       Decrease Reflected in Above
       Expense Ratio Due to
       Absorption of Expenses by
       Bankers Trust                     0.29%    0.26%   0.32%**     0.54%
----------------------------------------------------------------------------
       Portfolio Turnover Rate***
----------------------------------------------------------------------------



-------------------
** Annualized
*** The Portfolio turnover rate is the rate for the Master Portfolio, in which the Fund invests all its assets.

INFORMATION CONCERNING BOTH FUNDS


MANAGEMENT OF THE FUND
Board of Trustees

Each Fund's shareholders, voting in proportion to the number of shares each owns, elects a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

Investment Adviser

Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as each Fund's investment adviser. As investment adviser, Bankers Trust makes the Fund's investment decisions and assumes responsibility for the securities the Fund owns. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. For its services in the last fiscal year, Bankers Trust received a fee from the Small Cap Fund of 0.65% of it's average daily net assets and from the Capital Appreciation Fund of 0.65% of it's average daily net assets.


As of September 30, 1998, Bankers Trust was the seventh largest bank holding company in the United States with total assets of approximately $150 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries.

Bankers Trust's officers bring wide experience to managing both the Fund and its Portfolio. The firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. Today, the assets under its global management exceed $350 billion. The scope of the firm's capability is broad: It is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

Other Services

Bankers Trust provides the administrative functions--such as portfolio accounting, legal services and others--for each Fund. Bankers Trust--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

     o  keeping accurate, up-to-date records for your individual Fund account;

     o  implementing any changes you wish to make in your account information;

     o processing your request for cash dividends and distributions from the Fund;

     o answering your questions on the Fund's investment performance or administration;

     o  sending proxy reports and updated prospectus information to you; and

     o collecting your executed proxies and forwarding them to the Fund's trustees.

Brokers and financial advisors may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust or retirement-investment reporting.

ORGANIZATIONAL STRUCTURE

The Funds are "feeder funds" that invest all of their assets in a "master portfolio." The Small Cap Fund's Master Portfolio is the Small Cap Portfolio. The Capital Appreciation Fund's Master Portfolio is the Capital Appreciation Portfolio. Each Fund and its Master Portfolio have the same investment objective. Each Master Portfolio is advised by Bankers Trust.

A Master Portfolio may accept investments from other feeder funds. A feeder bears the Master Portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the Master Portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw a Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of each Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

[SIDEBAR: THE EXCHANGE IS OPEN EVERY WEEK, MONDAY THROUGH FRIDAY, EXCEPT WHEN THE FOLLOWING HOLIDAYS ARE CELEBRATED: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY (THE THIRD MONDAY IN JANUARY), PRESIDENTS' DAY (THE THIRD MONDAY IN FEBRUARY), GOOD FRIDAY, MEMORIAL DAY (THE LAST MONDAY IN MAY), JULY 4TH, LABOR DAY (THE FIRST MONDAY IN SEPTEMBER), THANKSGIVING DAY (THE FOURTH THURSDAY IN NOVEMBER) AND CHRISTMAS DAY.]

The formula calls for deducting all of a Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding.

We value the securities in each Fund at their stated market value if price quotations are available. When price quotes for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

You can find each Fund's daily share price in the mutual fund listings of most major newspapers.

DIVIDENDS AND DISTRIBUTIONS

If the Funds earn investment income or recognize taxable net capital gains, it is each Fund's policy to distribute to shareholders substantially all of that taxable income quarterly and to distribute any taxable net capital gains on an annual basis. You may elect to receive your distributions in cash or to reinvest them in additional shares of your Fund.

Tax Considerations

A Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

---------------------------------------------------------
Transaction                      Tax Status
---------------------------------------------------------
Income dividends                 Ordinary income
---------------------------------------------------------
Short-term capital gains
distributions                    Ordinary income
---------------------------------------------------------
Long-term capital gains
distributions                    Capital gains
---------------------------------------------------------

Every year your Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

-------------------------------------------------------------------------------
Transaction                                        Tax Status
-------------------------------------------------------------------------------
Your sale of shares owned more than one year       Capital gains or losses
-------------------------------------------------------------------------------
Your                                               sale of shares owned for one
                                                   year or less Gains treated as
                                                   ordinary income; losses
                                                   subject to special rules.
-------------------------------------------------------------------------------

The tax considerations for tax deferred accounts or non-taxable entities will be different.

BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE THE TAX LAWS ARE SUBJECT TO CHANGE, WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.

BUYING AND SELLING FUND SHARES

You can purchase or redeem shares in a Fund by mail, phone, wire or through an authorized broker or financial advisor. Contact your broker or financial advisor for details. You may also call the BT Service Center at 1-800-730-1313.

We may close your Fund account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value. In addition, if your sell order exceeds $250,000, we reserve the right to redeem it "in kind" with a pro-rata distribution of stocks actually held by a Fund, rather than in cash.


Exchange Privileges

You can exchange all or part of your shares for shares in another BT Mutual Fund up to four times a year without paying a sales charge. Before buying shares through an exchange you should be sure to get a copy of that fund's prospectus and read it carefully. Please note also that you may have to pay taxes on the shares you sell in the exchange.


Account Minimums

Each Fund requires a minimum investment of $2,500 to open accounts, $250 for subsequent investments, and a minimum balance of $1,000 to maintain them. Each requires a $500 minimum investment to open a retirement account and $100 for subsequent investments, but imposes no minimum balance. Automatic investment accounts, which credit money from your checking account to the purchase of fund shares monthly, bi-monthly, quarterly, or every six months, call for a minimum $1,000 opening investment and at least $100 for each succeeding purchase of shares.

EACH FUND'S SHAREHOLDER GUIDE AND THE STATEMENT OF ADDITIONAL INFORMATION CONTAIN COMPLETE INFORMATION ON BUYING AND SELLING FUND SHARES AND MAINTAINING A FUND ACCOUNT. IF YOU HAVE NOT ALREADY RECEIVED A COPY OF THE SHAREHOLDER GUIDE OR WISH TO OBTAIN A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE CALL THE BT SERVICE CENTER AT 1-800-730-1313.

BACK COVER


Additional information about each Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated [DATE], which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                                  BT SERVICE CENTER
                                  P.O. BOX 419210
                                  KANSAS CITY, MO 64141-6210
Or call our toll-free number:     1-800-730-1313

You can find reports and other information about each Fund on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.

You can find information about buying and selling shares in each Fund in the Shareholder Guide. If you have not already received a copy of the Guide, call the BT Service Center to obtain one free of charge.

SMALL CAP FUND
CAPITAL APPRECIATION FUND

BT Investment Funds

811-4760





Subject to Completion, Dated November __, 1998

                                  STATEMENT OF

                                                          ADDITIONAL INFORMATION
                                                              January ____, 1999

BT Investment Funds

o  Capital Appreciation Fund
o  Small Cap Fund


BT Investment Funds (the "Trust") is an open-end, management investment company (mutual fund) which consists of a number of separate investment funds. The shares of the following funds - Capital Appreciation Fund and Small Cap Fund (each, a "Fund" and together the "Funds") - are described herein. Each of the Funds is a separate series of the Trust.

Unlike other mutual funds, the Trust seeks to achieve the investment objectives of each Fund by investing all the investable assets ("Assets") of the Fund in a diversified open-end management investment company having the same investment objectives as the Fund. These investment companies (or a series thereof) are, respectively, Capital Appreciation Portfolio and Small Cap Portfolio (each a "Portfolio" and collectively the "Portfolios"). The Small Cap Portfolio is a series of BT Investment Portfolios.

Shares of the Funds are sold by ICC Distributors, Inc. ("ICC"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolios' investment adviser (the "Adviser"), and to clients and customers of other organizations.


The Trust's Prospectuses for each Fund are each dated January ____, 1999. The Prospectuses provide the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with that Fund's Prospectus. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent. This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Trust's Prospectuses. The financial statements for each Fund and the corresponding Portfolio for the fiscal year ended September 30, 1998, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated September 30, 1998. A copy of the Fund's and the Portfolio's Annual Report may be obtained without charge by calling the Fund at the telephone number listed below.


                              BANKERS TRUST COMPANY
              Investment     Adviser of each Portfolio and Administrator ICC
                             DISTRIBUTORS, INC.
                                   Distributor


 Two Portland Square        Portland, Maine 04101             1-800-730-1313

                                Table of Contents

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.............................. 1

Investment Objectives......................................................... 1
Investment Policies........................................................... 1
Additional Risk Factors.......................................................11
Portfolio Turnover............................................................13
Investment Restrictions.......................................................13
Portfolio Transactions and Brokerage Commissions..............................16

PERFORMANCE INFORMATION.......................................................17

Standard Performance Information..............................................17
Comparison of Fund Performance................................................18
Economic and Market Information...............................................19


VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND....................19

Purchase of Shares............................................................20

Redemption of Shares..........................................................22
Redemptions and Purchases in Kind.............................................25
Trading in Foreign Securities.................................................26

MANAGEMENT OF THE TRUST AND THE PORTFOLIOS....................................26

Trustees of the Trust.........................................................26
Trustees of the Portfolios....................................................26
Officers of the Trust and Portfolios..........................................26
Trustee Compensation Table....................................................27
Investment Adviser............................................................28
Administrator.................................................................29
Distributor...................................................................30
Service Agent.................................................................30
Custodian and Transfer Agent..................................................30
Use of Name...................................................................30
Banking Regulatory Matters....................................................31
Counsel and Independent Accountants...........................................31

ORGANIZATION OF THE TRUST.....................................................31

TAXATION......................................................................32

Dividends and Distributions...................................................32
Taxation of the Funds.........................................................32
Foreign Securities............................................................33
Taxation of the Portfolios....................................................33
Sale of Shares................................................................33
Foreign Withholding Taxes.....................................................33
Backup Withholding............................................................33
Foreign Shareholders..........................................................34
Other Taxation................................................................34

FINANCIAL STATEMENTS..........................................................34

APPENDIX......................................................................35

                 INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                              Investment Objectives

The following is a description of each Fund's investment objective.


Capital Appreciation Fund's investment objective is long-term capital growth.

Small Cap Fund's investment objective is long-term capital growth.


The production of any current income is secondary to each Fund's investment objective and there can, of course, be no assurance that either Fund will achieve its investment objective.

                               Investment Policies

Each Fund seeks to achieve its investment objective(s) by investing all of its Assets in the corresponding Portfolio, which has the same investment objective as the Fund. The Trust may withdraw a Fund's investment from the corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.


Since the investment characteristics of each Fund will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various investments of and techniques employed by each Portfolio.


Equity Securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Lower-quality foreign government securities are often considered to be speculative and involve greater risk of default or price changes, or they may already be in default. These risks are in addition to the general risks associated with foreign securities.

Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream--generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security--a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, for example common stock, at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Portfolio. The Adviser expects, however, that generally the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Warrants. Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.


ADRs, GDRs and EDRs. American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), and European Depository Receipts ("EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate.

Zero Coupon Bonds. Zero coupon bonds are the separate income or principal components of a debt instrument. These involve risks that are similar to those of other debt securities, although they may be more volatile, and certain zero coupon bonds move in the same direction as interest rates.


Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission the (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolio, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


When-Issued and Delayed Delivery Securities. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuations during this period and no income accrues to the Portfolio until settlement takes place. Each Portfolio maintains with the Custodian a segregated account containing cash or liquid securities in an amount at least equal to these commitments.

Repurchase Agreements. In a repurchase agreement, a Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Portfolio temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the Fund's yield or in the market value of its assets. A reverse repurchase agreement is a form of borrowing and will be counted toward the Portfolio's borrowing restrictions.


Investment Companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other registered investment companies that in turn are authorized to invest in the securities of such countries. Investments in other investment companies may also be made for other purposes, such as noted below under "Short-Term Instruments," are limited in amount by the Investment Company Act of 1940, as amended (the "1940 Act") (except the Portfolio may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC), and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

Short-Term Instruments. Each Portfolio intends to stay invested in the securities described herein to the extent practical in light of its objective and long-term investment perspective. However, each Portfolio may invest up to 35% of its total assets in high quality short-term investments with remaining maturities of 397 days or less, or in money market mutual funds, to meet anticipated redemptions and expenses for day-to-day operating purposes and up to 100% of its total assets when, in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the respective markets. When either Portfolio experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Portfolio's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Portfolio may invest in short-term instruments for a limited time pending availability of such portfolio securities. Short-term instruments consist of foreign or domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. These instruments may be denominated in U.S. dollars or in foreign currencies.

Lending of Portfolio Securities. Each Portfolio has the authority to lend up to 30% of the total value of its securities to brokers, dealers and other financial organizations. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. Neither Portfolio will lend securities to the Adviser, ICC Distributors or their affiliates. By lending its securities, each Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee interest paid by the borrower when irrevocable letters of credit and U.S. government obligations are used as collateral. During the term of the loan, each Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive substitute payments in respect of all dividends, interest or other distributions on the loaned securities, and (v) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must retain the right to terminate the loan and recall and vote the securities. In accordance with approval received from the SEC, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as each Portfolio's lending agent and may share in revenue received from the securities lending transactions as compensation for this service.

Derivatives. Each Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of a Portfolio and when consistent with a Portfolio's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

Currency Exchange Contracts. Because each Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, a Portfolio from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.


Forward Currency Exchange Contracts. A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Each Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser's long-term investment decisions, a Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

Options on Foreign Currencies. Each Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on a foreign currency when the Adviser anticipates that the currency will appreciate in value.

Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or securities acceptable to the broker in a segregated account with its custodian.

Each Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian securities acceptable to the broker in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.


There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. Each Portfolio pays brokerage commissions or spreads in connection with its options transactions.

Options on Securities. A Portfolio may write and purchase put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period. Each Portfolio may also write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, a Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition a Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.


A put option sold by either portfolio is covered when, among other things, cash or securities acceptable to the broker are place in a segregated account to fulfill the obligations undertaken.

When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

A Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

Each Portfolio has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

A Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolios' Trustees. The Portfolio intends to treat OTC Options purchased and the assets used to "cover" OTC Options written as not readily marketable and therefore subject to the limitations described in "Investment Restrictions."


Options on Securities Indices. In addition to options on securities, each Portfolio may also purchase and write (sell) call and put options on domestic and foreign stock exchanges, in lieu of direct investment in the underlying securities for hedging purposes. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

** 1 Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

** 2 Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.


Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Portfolio's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Futures Contracts and Options on Futures Contracts.

General. The successful use of such instruments draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and clear through their clearing corporations. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

At the same time a futures contract is entered into, the Portfolio must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin deposit would be approximately 1 1/2% to 10% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position on a commodities exchange in the identical futures contract. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of entering into a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.


Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.


The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolios, if the Adviser's investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The Board of Trustees of each Portfolio has adopted a further restriction that the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the net assets of the Portfolio.

Futures Contracts on Securities Indices. Each Portfolio may enter into contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities ("Futures Contracts"). This investment technique is designed as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio. A Futures Contract may also be entered into to close out or offset an existing futures position.

In general, each transaction in Futures Contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although Futures Contracts would be entered into for hedging purposes only, such transactions do involve certain risks. including a potential lack of liquidity in the secondary market and incorrect assessments of the market. Futures may fail as hedging techniques in cases where the price movements of the securities underlying the futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in futures depend on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. The Portfolio will likely be unable to control losses by closing its position where a liquid secondary market does not exist.


Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written for the Portfolio. The Portfolio may not purchase or sell a Futures Contract if immediately thereafter its margin deposits on its outstanding Futures Contracts, for other than bona fide hedging transactions, would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.


Asset Coverage. To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Portfolio's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

                             Additional Risk Factors


In addition to the risks discussed above, the Portfolio's investments may be subject to the following risk factors:

Investing in Foreign Securities. Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Investors should realize that the value of the Portfolio's foreign investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition or (or change in) exchange control or tax regulations in foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations, Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency or balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the Untied States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.


Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Portfolio is also authorized to enter into certain foreign currency exchange transactions. Furthermore, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Finally, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.


Medium- and Small-Capitalization Stocks. Historically, medium- and small-capitalization stocks have been more volatile in price than the larger-capitalization stocks included in the S&P 500. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as large company stocks rise, or rise in prices as large company stocks decline.

Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.


Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-730-1313.


Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.


Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether a Portfolio should continue to hold the obligation. A description of the ratings is included in the Appendix herein.

                               Portfolio Turnover

The portfolio turnover rates for Portfolios for the fiscal years ended September 30, 1998 and 1997 , respectively, were as follows: Capital Appreciation Portfolio--____% and 167%; Small Cap Portfolio--____% and 188%.


These rates will vary from year to year. High turnover rates increase transaction costs and may increase investable capital gains. The Adviser considers these effects when evaluating the anticipated benefits of short-term investing.

                             Investment Restrictions

Fundamental Policies. The following investment restrictions are "fundamental policies" of each Fund and each Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectuses, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by that Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

No Portfolio (or Fund) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

     (1) borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money (but only as a temporary measure for extraordinary or emergency purposes in the case of the Small Cap Portfolio (Fund) and Capital Appreciation Portfolio
         (Fund) and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below (as an operating policy, the Portfolios may not engage in dollar-roll transactions);

     (2) underwrite securities issued by other persons except insofar as the Portfolios (Trust or the Funds) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;


     (3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;


     (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

     (5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of a Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry; and

     (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     (7) with respect to 75% of each Fund's (Portfolio's) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash-equivalents, U.S. government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.


Additional Restrictions. The following are nonfundamental policies of the Funds and the Portfolios. In order to comply with certain statutes and policies, each Portfolio (or the Trust, on behalf of each Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

      (i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio
            (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

      (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

      (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

      (iv) sell securities it does not own (short sales) such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Portfolio (Fund), and the value of securities of any one issuer in which the Portfolio (Fund) is short exceeds the lesser of 2.0% of the value of the
            Portfolio's (Fund's) net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities that the Portfolio (Fund) contemporaneously owns or where the Portfolio has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (the Portfolios (Funds) currently do not engage in short selling);

      (v) invest for the purpose of exercising control or management of another company;

      (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund), unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless (1) the Portfolio's investment adviser waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Portfolio incurs no sales charge in connection with the investment;

      (vii) invest more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

      (viii)invest more than 15% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in (a) securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. government securities), provided, however, that no more than 5% of the Portfolio's (Fund's) total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

      (ix) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid);

      (x)  invest  in   securities   issued  by  an  issuer  any  of  whose
            officers, directors, trustees or security holders is an officer or Trustee of the Portfolio (Trust), or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Portfolio (Fund) one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

       (xi) invest in warrants (other than warrants acquired by the Portfolio
            (Fund) as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's (Fund's) net assets or if, as a result, more than 2% of the Portfolio's (Fund's) net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws;

      (xii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or securities acceptable to the broker equal in value to the amount the Portfolio
            (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

      (xiii)buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.


There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.


Each Fund will comply with the state securities laws and regulations of all states in which it is registered. Each Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the corresponding Fund, or any other registered investment company investing in the Portfolio, is registered.

                 Portfolio Transactions and Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for a Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions. The Adviser will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Adviser may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to a Portfolio and to the Adviser, it is the opinion of the management of the Portfolios that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolios, and not all such information is used by the Adviser in connection with the Portfolios. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolios.

In certain instances there may be securities which are suitable for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for a Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned. However, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for the Portfolio.


For the fiscal years ended September 30, 1998, 1997, and 1996, Capital Appreciation Portfolio paid brokerage commissions in the amount of $_______, $774,242, and $648,897, respectively.

For the fiscal years ended September 30, 1998, 1997, and 1996, the Small Cap Portfolio paid brokerage commissions in the amount of $______, $344,478, and $238,160, respectively.

                             PERFORMANCE INFORMATION

                        Standard Performance Information

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. Mutual fund performance is commonly measured as total return and/or yield. Each Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

      Yield: Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

      Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements. This difference may be significant for a Fund investing in the Portfolio whose investments are denominated in foreign currencies.


      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return (see "Total Return" below) of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the expenses of the Fund or Portfolio.


      Total return: Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.
                                                  Cumulative      Annualized
                                                 Total Return    Total Return
                                                      For             For
                                                  the Period      the Period
                 Total Return    Total Return        From            From
                      for             for        Commencement    Commencement
                 the One Year   the Five Years   of Operations   of Operations
                     Ended           Ended          Through         Through
                 September 30,   September 30,   September 30,   September 30,
                    [1998]          [1998]          [1998]          [1998]

Capital            [14.64]%           N/A          [116.77]%       [18.48]%
Appreciation
Fund(1)
Small Cap          [17.90]%           N/A          [175.71]%       [29.34]%
Fund(2)


(1) Fund commenced operations on March 9, 1993.
(2) Fund commenced operations on October 21, 1993.

      Performance Results: Total returns and yields are based on past results and are not an indication of future performance. Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                         Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

Investor's Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morningstar Inc., a publisher of financial information and mutual fund research.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

ValueLine, a biweekly publication that reports on the largest 15,000 mutual funds.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

                         Economic and Market Information

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as business and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.

            VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

The net asset value ("NAV") per Share is calculated once on each Valuation Day as of the close of regular trading on the NYSE (the "Valuation Time"), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV per Share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities attributable to the Shares, by the total number of Shares outstanding as of the Valuation Time. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities major trading exchange or may be determined through use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by each Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

            type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that a Portfolio purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.

                               Purchase of Shares

The Trust accepts purchase orders for Shares of the Fund at the NAV per Share next determined after the order is received on each Valuation Day. Shares may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for Shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order. Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date +
1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trust and the Adviser have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Certificates for Shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy Shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for Shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

Minimum Investments

To Open an Account                          $2,500
For retirement accounts                        500
Through automatic investment plans           1,000

To Add to an Account                       $   250
For retirement accounts                        100
Through automatic investment plan              100

Minimum Balance                             $1,000
For retirement accounts                       None

If you are new to BT Investment Funds, complete and sign an account application and mail it along with your check to the address listed below. For an account application, call the BT Service Center at 1-800-730-1313.

      BT Service Center
      P.O. Box 419210
      Kansas City, MO 64141-6210

Overnight mailings:

      BT Service Center
      210 West 10th Street, 8th Floor
      Kansas City, MO 64105-1716

If you have money invested in a fund in the BT Family of Funds, you can:

   o  Mail an account application with a check,

   o  Wire money into your account,

   o Open an account by exchanging from another fund in the BT Family of Funds, or

   o  Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Investment Professional or BT Retirement Services Center at 1-800-677-7596 for more information and a retirement account application.

Additional Information About Buying Shares

            To Open an Account                    To Add to an Account
By          Wire Call the BT Service Center at Call your Investment
            1-800-730-1313 to receive wire Professional or wire instructions for account additional investment to:
            establishment.
                                                  Routing No.: 021001033
                                                  Attn:       Bankers Trust/IFTC
                                                              Deposit
                                                  DDA No.:    00-226-296
                                                  FBO:        (Account name)
                                                              (Account Number)
                                                  Credit:     Fund Number
                                                              Investment Capital
                             Appreciation Fund - 465
                              Investment Small Cap
                                   Fund - 498

                                                              Specify the
                                                              complete name of
                                                              the Fund,
                                                              including your
                                                              account number and
                                                              your name.

By Phone    Contact your Service Agent,           Contact your Service Agent,
            Investment Professional, or call      Investment Professional, or call
            BT's Service Center at                BT's Service Center at
            1-800-730-1313.  If you are an        1-800-730-1313.  If you are an
            existing Shareholder, you may         existing Shareholder, you may
            exchange from another BT account      exchange from another BT account
            with the same registration,           with the same registration,
            including name, address, and          including name, address, and
            taxpayer ID number.                   taxpayer ID number.

By Mail Complete and sign the account Make your check payable to the application. Make your check complete name of the Fund of your payable to the complete name of the choice. Indicate your Fund account Fund of your choice. Mail to the number on your check and mail to appropriate address indicated on the the address printed on your account application. statement.

                              Redemption of Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your Shares. Your Shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for Shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. The Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with a Fund having a balance below the minimum, but not if an account is below the minimum due to change in market value. See "Minimum Investments" above for minimum balance amounts.

To sell Shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.

If you are selling some but not all of your non-retirement account Shares, leave at least $1,000 worth of shares in the account to keep it open.

To sell Shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

   o  Your account registration has changed within the last 30 days,

   o The check is being mailed to a different address than the one on your account (record address),

   o The check is being made payable to someone other than the account owner,

   o The redemption proceeds are being transferred to a BT account with a different registration, or

   o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Additional Information About Selling Shares

By Wire - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

In Writing - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:

      BT Service Center
      P.O. Box 419210
      Kansas City, MO 64141-6210

Overnight mailings:

      BT Service Center
      210 West 10th Street, 8th Floor
      Kansas City, MO 64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.

Investor Services

BT Investment Funds provide a variety of services to help you manage your account.

Information Services

Statements and reports that your Investment Professional or the Transfer Agent may send to you include the following:

o Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration)

o     Account statements (monthly)

o     Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the Fund. Call your Investment Professional or the BT Service Center at 1-800-730-1313 if you need additional copies of financial reports.

Exchange Privilege

Shareholders may exchange their Shares for shares of certain other funds in the BT Family of Funds registered in their state. To make an exchange, follow the procedures indicated in "Purchase of Shares" and "Redemption of Shares" herein. Before making an exchange, please note the following:

o Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

o Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).

o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

o Exchanges out of the Fund may be limited to four per calendar year and any exchange may have tax consequences for you.


o The Fund reserves the right to terminate or modify the exchange privilege in the future.


Systematic Programs

To move money from your bank account to BT Investment Funds

 Minimum     Minimum
 Initial   Subsequent       Frequency              Setting up or changing
  $1,000      $100     Monthly, bimonthly,  For a new account, complete the
                       quarterly or semi-   appropriate section on the
                            annually        application.

                                            For existing accounts, call your
                                            Investment Professional for an
                                            application. To change the amount or
                                            frequency of your investment,
                                            contact your Investment Professional
                                            directly or call 1-800-730-1313.
                                            Call at least 10 business days prior
                                            to your next scheduled investment
                                            date.

Systematic Withdrawal Program lets you set up periodic redemptions from your account.

 Minimum         Frequency                     Setting up or changing
   $100     Monthly, quarterly, To establish, call your Investment Professional semi-annually or or call 1-800-730-1313 after your account is open.
                 annually         The accounts from which the withdrawals will
                                  be processed must have a minimum balance of
                                  $10,000, other than retirement accounts
                                  subject to required minimum distributions.

Tax-Saving Retirement Plans

Retirement plans offer significant tax savings and are available to individuals, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact Bankers Trust for further information. Bankers Trust can set up your new account in the Fund under a number of several tax-savings or tax-deferred plans. Minimums may differ from those listed elsewhere in this Prospectus.

o Individual Retirement Accounts (IRAs): personal savings plans that offer tax advantages for individuals to set aside money for retirement and allow new contributions of $2,000 per tax year.

o Rollover IRAs: tax-deferred retirement accounts that retain the special tax advantages of lump sum distributions from qualified retirement plans and transferred IRA accounts.

                        Redemptions and Purchases in Kind

The Trust, on behalf of each Fund, and each Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund, and each Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund and each Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

Each Portfolio has agreed to make a redemption in kind to the corresponding Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the corresponding Portfolio and in no case will they receive a security issued by the Portfolio. Each Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.


Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Valuation of Securities" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax adviser for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

                          Trading in Foreign Securities

Trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange ("NYSE"). In computing the net asset values, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                   MANAGEMENT OF THE TRUST AND THE PORTFOLIOS

The Trust and each Portfolio are governed by a Board of Trustees which is responsible for protecting the interests of investors. A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that some of the same individuals are Trustees of the Trust and the Portfolios, up to and including creating separate boards of trustees.

Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds or Portfolios they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Funds/Portfolios and review the Funds' performance.

The Trustees and officers of the Trust and Portfolios, their birthdate and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 05230-0897.
                              Trustees of the Trust

S. LELAND DILL (birthdate: March 28, 1930 ) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

KELVIN J. LANCASTER (birthdate: December 10, 1924) -- Trustee; Professor, Department of Economics, Columbia University. His address is 35 Claremont Avenue, New York, New York 10027.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.
                           Trustees of the Portfolios

CHARLES P. BIGGAR (birthdate: October 14, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

                      Officers of the Trust and Portfolios

Unless otherwise specified, each officer listed below holds the same position with the Trust and each Portfolio.

RONALD M. PETNUCH (birthdate: February 27, 1960) -- President and Treasurer; Senior Vice President, Federated Services Company ("FSC"); formerly, Director of Proprietary Client Services, Federated Administrative Services ("FAS"), and Associate Corporate Counsel, Federated Investors ("FI").

CHARLES L. DAVIS, JR. (birthdate: March 23, 1960) -- Vice President and Assistant Treasurer; Vice President, FAS.

JAY S. NEUMAN (birthdate: April 22, 1950) -- Secretary; Corporate Counsel, FI.


No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust or the Portfolios. No director, officer or employee of ICC Distributors or any of its affiliates will receive any compensation from the Trust or the Portfolios for serving as an officer or Trustee of the Trust or a Portfolio.

                           Trustee Compensation Table

                                                                            Total
                                                                        Compensation
                                    Aggregate         Aggregate           from Fund
Name of Person,                   Compensation       Compensation        Complex***
Position                           from Trust*    from Portfolios**  Paid to Trustees(+)
---------------                   ------------    -----------------  -------------------
S. Leland Dill,
Trustee of Trust and Portfolios    $_________         $_________        $_________

Kelvin J. Lancaster,
Trustee of Trust                   $_________            N/A            $_________

Philip Saunders, Jr.,
Trustee of Trust and Portfolios    $_________         $_________        $_________

Charles P. Biggar,
Trustee of Portfolios                  N/A            $_________        $_________
---------------------------------------------------------------------------------------

*The aggregate compensation is provided for the BT Investment Funds which is comprised of 17 funds. Information is furnished for the Trust's most recent fiscal year ended September 30, 1998.

**Information is furnished for the Trust's most recent fiscal year ended December 31, 1998.

***Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Short Intermediate US Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio and Capital Appreciation Portfolio.

+ The compensation is provided for the calendar year ended December 31, 1998.

Bankers Trust reimbursed the Funds and Portfolios for a portion of their Trustees fees for the period above. See "Investment Adviser" and "Administrator" below.

As of December 31, 1998, the Trustees and Officers of the Trust and the Portfolios owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).

[Update] As of December 31, 1998, the following shareholders of record owned 5% or more of the outstanding voting shares of Capital Appreciation Fund:
[TO BE PROVIDED]


[Update] As of December 31, 1998, the following shareholders of record owned 5% or more of the outstanding voting shares of Small Cap Fund: Charles Schwab & Co., San Francisco, California, owned approximately 651,900 shares (5%); Bankers Trust Company as trustee for Westinghouse Savannah River/Bechtel Savannah River Inc. Savings and Investment Plan, Jersey City, New Jersey, owned approximately 3,532,316 shares (28%); Batrus & Co. c/o Bankers Trust Company, New York, New York, owned approximately 1,963,621 shares (16%); and Infid & Co. c/o Bankers Trust Company, New York, New York, owned approximately 3,238,170 shares (26%).

                               Investment Adviser

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each of its Funds by investing all the Assets of the Fund in the corresponding Portfolio. Each Portfolio has retained the services of Bankers Trust as Adviser.

Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street, (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market. [As of March 31, 1998, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of over $150 billion.] [The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $300 billion in assets under management globally.]

Under the terms of each Portfolio's investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with each Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage each Portfolio in accordance with the Portfolio's investment objectives, restrictions and policies; (iii) make investment decisions for each Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of each Portfolio.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolios described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

Bankers Trust bears all expenses in connection with the performance of services under each Advisory Agreement. The Trust and each Portfolio bears certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or the Portfolio who are not officers, directors or employees of Bankers Trust, ICC Distributors or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Now, the BT Family of Funds brings Bankers Trust's extensive investment management expertise--once available to only the largest institutions in the U.S.--to individual investors. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of each Portfolio.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of each Portfolio, manages each Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its world wide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of a Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

The Investment Advisory Agreement provides for each Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, equal on an annual basis to the following percentages of the average daily net assets of the Portfolio for its then-current fiscal year: Capital Appreciation Portfolio, 0.65% and Small Cap Portfolio, 0.65%. Under certain circumstances Bankers Trust has agreed to pay fees to certain securities brokers, dealers and other entities that facilitate the sale of Fund shares, and in connection therewith provide administrative, shareholder, or distribution related services to the Fund or its shareholders. Fees paid to entities that administer mutual fund "supermarkets" may be higher than fees paid for other types of services.

For the fiscal years ended September 30, 1998, 1997, and 1996, Bankers Trust accrued $_____, $340,261, and $1,225,764, respectively, in compensation for investment advisory services provided to Capital Appreciation Portfolio. During the same periods, Bankers Trust reimbursed $_____, $109,433, and $319,524, respectively, to the Portfolio to cover expenses.

For the fiscal years ended September 30, 1998, 1997 and 1996, Bankers Trust accrued $_____, $1,278,294, and $1,293,449, respectively, in compensation for investment advisory services provided to Small Cap Portfolio. During the same periods, Bankers Trust reimbursed $_____, $325,723, and $331,176, respectively, to the Portfolio to cover expenses.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolios, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolios that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolios, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

                                  Administrator

Under its Administration and Services Agreement with the Trust, the Adviser calculates the net asset value of the Funds and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay the Adviser a fee, accrued daily and paid monthly, equal on an annual basis to 0.65% of the average daily net assets of each Fund for its then-current fiscal year.

Under an Administration and Services Agreement with the Portfolio, the Adviser calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 0.10% of each Portfolio's average daily net assets for its then-current fiscal year. Under the Administration and Services Agreement, the Adviser may delegate one or more of its responsibilities to others, including affiliates of ICC Distributors, at the Adviser's expense.

Under the administration and services agreements, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and each Portfolio reasonably deem necessary for the proper administration of the Trust or a Portfolio. The Adviser will generally assist in all aspects of the Funds' and Portfolios' operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), FSC performs such sub-administration duties for the Trust and the Portfolios as from time to time may be agreed upon by the Adviser and FSC. The
Sub-Administration Agreement provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and the Adviser. All such compensation will be paid by the Adviser.


For the fiscal years ended September 30, 1998, 1997, and 1996, Bankers Trust accrued $_____, $338,831, and $405,364, respectively, in compensation for administrative and other services provided to the Capital Appreciation Fund. During the same periods, Bankers Trust reimbursed $_____, $41,894, and $57,379, respectively, to cover expenses. For the same periods, Bankers Trust received $_____, $52,348, and $188,579, respectively, in compensation for administrative and other services provided to Capital Appreciation Portfolio.

For the fiscal years ended September 30, 1998, 1997, and 1996 , Bankers Trust accrued $_____, $1,273,452, and $1,285,892, respectively, in compensation for administrative and other services provided to Small Cap Fund. During the same periods, Bankers Trust reimbursed $_____, $50,637, and $109,960, respectively, to cover expenses. For the same periods, Bankers Trust received $_____, $196,661, and $198,992, respectively, in compensation for administrative and other services provided to Small Cap Portfolio.

Bankers Trust has agreed that if in any fiscal year the aggregate expenses of any Fund and its respective Portfolio (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over a Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law. As of the date of this SAI, the most restrictive annual expense limitation applicable to any Fund is 2.50% of the Fund's first $30 million of average annual net assets, 2.00% of the next $70 million of average annual net assets and 1.50% of the remaining average annual net assets.

                                   Distributor

ICC Distributors is the principal distributor for shares of the Fund. ICC Distributors is a registered broker/dealer and is unaffiliated with Bankers Trust. The principal business address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

                                  Service Agent

All shareholders must be represented by a Service Agent. The Adviser acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by the Adviser from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with the Adviser, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                          Custodian and Transfer Agent

Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza) , New York, New York, 10006, serves as Custodian for the Trust and for each Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Funds' and each Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of each Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Funds or the Portfolios for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                   Use of Name

The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment adviser to the Portfolios. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.

                           Banking Regulatory Matters

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolios contemplated by the Advisory Agreements and other activities for the Funds and the Portfolios described in the Prospectuses and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolios. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                       Counsel and Independent Accountants

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as Counsel to the Trust and each Portfolio. PricewaterhouseCoopers LLP, 1100 Main Street, Suite 900, Kansas City, Missouri 64105 acts as Independent Accountants of the Trust and each Portfolio.

                            ORGANIZATION OF THE TRUST

The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. Each Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. Each Fund is a separate series of the Trust. The Small Cap Portfolio is a separate subtrust of BT Investment Portfolios, a New York master trust fund. The Capital Appreciation Portfolio is a New York trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series. The Trust and BT Investment Portfolios reserve the right to add additional series in the future. The Trust also reserves the right to issue more than one class of Shares of each Fund.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of each Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of each Fund are not entitled to vote on trust matters that do not affect the Fund. All series of the Trust will vote together on certain matters, such as electing trustees or approving independent public accountants. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office, will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

The Portfolio, in which all the Assets of each Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that each Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.


Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes. As of December 31, 1998, the following shareholders of record owned 25% or more of the voting securities of a Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders: [TO BE PROVIDED].

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust was organized under the name BT Tax-Free Investment Trust and assumed its current name of BT Investment Funds on May 16, 1988.

Except as described below, whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders. However, subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.
                                    TAXATION

                           Dividends and Distributions

The Trust intends to qualify annually and to elect each Fund to be treated as a regulated investment company under Subchapter M of the Code. Provided each Fund meets the requirements imposed by the Code and distributes all of its income and gains, a Fund will not pay any federal income or excise taxes.

Distributions from each Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. Each Fund's capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional Shares. Distributions declared to shareholders of record in October, November or December and paid as if paid in January are taxable on December 31. Each Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received on the part year.

On the ex-date for a distribution from capital gains, each Fund's Share value is reduced by the amount of the distribution. If you buy Shares just before the ex-date ("buying a dividend"), you will pay the full price for the Shares and then receive a portion of the price back as a taxable distribution.

                              Taxation of the Funds

As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains, and therefore do not anticipate incurring Federal income tax liability.

Each Fund shareholder will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income status
of his dividends and distributions which were received from the Fund      32
           during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions.
                               Foreign Securities

Income from investments in foreign stocks or securities may be subject to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be
invested in various countries will vary.     If the Portfolio is liable for
foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, such as the corresponding Fund, which have invested in the Portfolio. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the corresponding Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Portfolio's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which
represents income derived from sources within each such country.      The amount
of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as U.S. source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

                           Taxation of the Portfolios

The Portfolios are not subject to Federal income taxation. Instead, the Fund and other investors investing in a Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

Distributions received by a Fund from the corresponding Portfolio generally will not result in the Fund recognizing any gain or loss for Federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; and
(3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and consists solely of cash and/or unrealized receivables. A Fund's basis in its interest in the corresponding Portfolio generally will equal the amount of cash and the basis of any property which the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

                                 Sale of Shares

Any gain or loss realized by a shareholder upon the sale or other disposition of Shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such Shares.

Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.


                            Foreign Withholding Taxes


Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                               Backup Withholding

The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                              Foreign Shareholders

The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                 Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The investment by each Fund in the corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

Each Portfolio is organized as a New York trust. Each Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                              FINANCIAL STATEMENTS

The financial statements for each Fund or Portfolio for the period ended September 30, 1998, are incorporated herein by reference to the Annual Report to shareholders for each Fund dated September 30, 1998. A copy of a Fund's and corresponding Portfolio's Annual Report may be obtained without charge by contacting the respective Fund.

                                    APPENDIX

Description of Moody's Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Corporate Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Description of S&P commercial paper ratings:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody's commercial paper ratings:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of S&P Municipal Bond Ratings:

AAA - Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA - High Grade - The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A - Good Grade - Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody's Municipal Bond Ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P Municipal Note Ratings:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or -2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rates SP-2 have a satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Note Ratings:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG2 are of high quality, with ample margins of protection, although not as large as the preceding group.

S&P's Commercial Paper Ratings:

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                  STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                              JANUARY_____, 1999


              Investment Adviser and Administrator of each Portfolio

                              BANKERS TRUST COMPANY

                                   Distributor
                             ICC DISTRIBUTORS, INC.

                          Custodian and Transfer Agent
                              BANKERS TRUST COMPANY

                             Independent Accountants
                           PRICEWATERHOUSECOOPERS LLP

                                     Counsel
                            WILLKIE FARR & GALLAGHER


                               --------------------

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                               --------------------





CUSIP # 055922801 CUSIP # 055922777 CUSIP # 055922819 CUSIP # 055922769 CUSIP #
055922868 CUSIP # 055922736 CUSIP # 055922785 COMBINV400 (1/98)

                              BT Investment Funds

                       Information About Investing in the
                           International Equity Fund
                    International Small Company Equity Fund
                      Global Emerging Markets Equity Fund
                           Latin American Equity Fund
                           Pacific Basin Equity Fund

The International Equity Fund seeks long-term capital appreciation primarily through investment in the stocks and other equity securities of companies in developed countries outside the United States.

The International Small Company Equity Fund seeks long-term capital appreciation primarily through investment in stocks and other equity securities of small companies in developed countries outside the United States.

The Global Emerging Markets Equity Fund seeks long-term capital growth primarily through investment in the stocks and other equity securities of companies in the world's emerging markets.

The Latin American Equity Fund seeks long-term capital appreciation primarily through investment in the stocks and other equity securities of companies based in Latin America.

The Pacific Basin Equity Fund seeks long-term capital appreciation primarily through investment in the stocks and other equity securities of companies in the Pacific Basin, excluding Japan.

                                   Prospectus
                                January 31, 1999

                             Bankers Trust Company
                               Investment Adviser

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

International Equity Fund..............................................
International Small Company Equity Fund................................
Global Emerging Market Equity Fund.....................................
Latin American Equity Fund.............................................
Pacific Basin Equity Fund..............................................

Information Concerning All of the Funds

     Board of Trustees.................................................
     Investment Adviser................................................
     Other Services....................................................
     Organizational Structure .........................................

Calculating a Fund's Share Price.......................................
Dividends and Distributions............................................
Tax Considerations.....................................................
Buying and Selling Fund Shares.........................................

TABLE OF CONTENTS

INTERNATIONAL EQUITY FUND OVERVIEW

     Goal..............................................................
     Core Strategy.....................................................
     Principal Risks of Investing in the Fund..........................
     Who Should Consider Investing in the Fund.........................
     Total Returns, After Fees and Expenses............................
     Annual Fund Operating Expenses....................................

INTERNATIONAL EQUITY FUND IN DETAIL

     Objective.........................................................
     Strategy..........................................................
     Principal Investments.............................................
     Investment Process................................................
     Risks.............................................................
     Portfolio Managers................................................
     Financial Highlights..............................................

INTERNATIONAL EQUITY FUND OVERVIEW

Goal

The Fund invests for long-term capital appreciation.

Core Strategy

The Fund invests primarily in the stocks and other equity securities of companies in developed countries outside the United States.

Principal Risks of Investing in the Fund

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example,

        o  Stocks that the Investment Adviser has selected could perform poorly;
           or

        o The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or under perform alternative investments as a result of risks in the foreign countries in which the Fund invests:

        o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

        o Different accounting and financial reporting standards, or less stringent enforcement of these standards, could convey incomplete or inaccurate information about a Fund investment; or

        o The currency of a country in which the Fund invests may fluctuate in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

Who Should Consider Investing in the Fund

You should consider investing in the International Equity Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in certain stocks, bonds or money-market funds.

You should not consider investing in the International Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to an investor in U.S. securities alone. National stock market returns may vary widely, as the accompanying chart demonstrates. So, diversifying your investments may lower the volatility of your overall investment portfolio.

[Chart: Chart showing the Best/Worst Performing EAFE Markets in U.S.$ Annual Total Returns from 1987 to 1998. Footnote to the chart: "This chart does not represent the performance of any of the BT Mutual Funds. Past performance is not a guarantee of future results." Source: Datastream.]


[Sidebar: From 1987 to 1997, the difference in annual returns between the strongest performing nations and the weakest averaged __%, according to ____________. And the United States, notwithstanding some outstanding years during this period, never posted the best annual return. Thus, by maintaining a presence across the developed markets, investors can potentially improve their returns compared to investing solely in U.S. stocks.]

An investment in the International Equity Fund is not a deposit of Bankers Trust Company or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares to the public on August 4, 1992 (its inception date). The table compares the Fund's average annual return with the Morgan Stanley Capital International (MSCI) EAFE Index over the last one and five years and since its inception. Bear in mind that the Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stock--costs which are reflected in the Fund's results.

[SIDEBAR: The MSCI EAFE Index of major markets in Europe, Australasia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.]

          Year-by-Year Returns Each Full Calendar Year Since Inception
                                  [bar chart]


---------- ---------- ---------- ---------- ---------- ----------

---------- ---------- ---------- ---------- ---------- ----------
   1993       1994       1995       1996       1997       1998
---------- ---------- ---------- ---------- ---------- ----------

Since inception, the Fund's highest return in any calendar quarter was ______% and its lowest quarterly return was ______%. Past performance offers no indication of how the Fund will perform in the future.

Average Annual Returns as of December 31, 1998
--------------------------- -------------- ------------ ---------------
                                1 year       5 years        Since
                                                          Inception
                                                           (8/4/92)*
--------------------------- -------------- ------------ ---------------
International Equity Fund
--------------------------- -------------- ------------ ---------------
EAFE Index
--------------------------- -------------- ------------ ---------------
Lipper International Fund
Universe**
--------------------------- -------------- ------------ ---------------

* The EAFE Index and Lipper International Fund Universe averages are calculated from 7/31/92.

**Unweighted average return, net of fees and expenses, of all mutual funds that invested primarily in stocks and other equity securities of companies outside the United States during the periods covered.

Annual Fund Operating Expenses (expenses paid from Fund assets)

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

        --------------------------------------------- -------------------------
                                                        percentage of average
                                                          daily net assets*
        --------------------------------------------- -------------------------
        Management Fees                                         0.65%
        --------------------------------------------- -------------------------
        Distribution and Service (12b-1) Fees                    None
        --------------------------------------------- -------------------------
        Other Fund Operating Expenses                           1.05%
        --------------------------------------------- -------------------------
        Total Fund Operating Expenses                           1.70%
        --------------------------------------------- -------------------------
        Less: Fee Waivers or Expense Reimbursement            (0.20%)**
        --------------------------------------------- -------------------------
        Net Expenses                                            1.50%
        --------------------------------------------- -------------------------

* Information on the annual operating expenses reflects the expenses of both the Fund and the International Equity Portfolio, the master fund in which the International Equity Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus.) ** Bankers Trust has agreed for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees and reimburse expenses so that total expenses will not exceed 1.50%.

Expense Example

The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.


Expense Example

---------- ----------- ----------- -------------
  1 year     3 years     5 years      10 years
---------- ----------- ----------- -------------

   $153        $474       $818         $1,791
---------- ----------- ----------- -------------


You may use this hypothetical example to compare the Fund's expense history with other funds.* The example does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.


* Information on the annual operating expenses reflects the expenses of both the Fund and the International Equity Portfolio, the master fund in which the International Equity Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus.)

INTERNATIONAL EQUITY FUND IN DETAIL

Objective

The International Equity Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow. Yet their prices compare favorably to other stocks in a given market measured by factors such as earnings, cash flow and replacement value -- the cost per share of replacing their physical assets at current prices. Together, the indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Principal Investments

Almost all the companies in which the Fund invests are based in the developed foreign countries that make up the EAFE Index, plus Canada. The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Russia, Eastern Europe, and Asia if we believe that their return potential more than compensates for the extra risks associated with these markets. While we have invested in emerging markets in the past, under normal market conditions we do not consider this a central element of the Fund's strategy. Typically, we would not hold more than 15% of net assets in emerging markets.

Investment Process

Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several thousand companies to arrive at the approximately 100 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock-market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.



Portfolio Turnover

The annual portfolio turnover rate measures the frequency that the Portfolio sells and replaces the value of its securities within one year. An annual portfolio turnover rate of 100% means that the Portfolio sold and purchased investments equal to the average value of the Portfolio for a given year. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability. The Fund does not have a target portfolio turnover rate. Its turnover will depend on the Investment Adviser's assessment of how often to trade, in light of market conditions and the Fund's investment objective.

Risks

Below we set forth some of the prominent risks associated with international investing, as well as investing in general, and we detail our approaches to containing them. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk

A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations.

To minimize this risk, we monitor each of the stocks in the Fund according to three basic quantitative criteria. We subject a stock to intensive review if:

        o its rate of price appreciation begins to trail that of its national stock index;

        o the financial analysts who follow the stock, both within Bankers Trust and outside, cut their estimates of the stock's future earnings; or

        o the stock's price approaches the downside target we set when we first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, we seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in our view, it merely reflects investor overreaction to temporary circumstances.

Political Risk

Some foreign governments have been more willing to limit the outflow of profits to investors abroad, to extend diplomatic disputes to include trade and financial relations, and to impose high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we employ exhaustive country and regional analysis to try to anticipate such eventualities.

Information Risk

Financial reporting standards for companies based in foreign markets differ from those in the United States. Not only do the "numbers" themselves sometimes mean different things, but the information conveyed may not be as complete or accurate as in the United States. The Investment Adviser thus devotes much of its research effort to on-site visits and independent assessment of a company's financial conditions and prospects.

Foreign Stock Market Risk

From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

o Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions can have a disproportionately large effect on the price and supply of shares. In extreme situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

o Settlement Risk. Some foreign exchanges may take longer to settle trades, and security prices can vary substantially in the interim.

o Regulatory Risk. Some foreign governments may tend to regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments. Just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy, the Fund seeks to spread its investments. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk

The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. Bankers Trust's currency management team seeks to minimize this risk by hedging currencies that are likely to decline.

[SIDEBAR: Hedging is a strategy designed to offset investment risks. Hedging activities include the use of forward contracts and may include the use of other instruments. The Fund uses hedging activities to reduce risk and in no case will it acquire securities for hedging that would increase risk above the level associated with conventional investments.]

Secondary Risks

Emerging Market Risk

To the extent that the Fund does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund has carefully limited and balanced its commitment to these markets.

Small Company Risk

Although the Fund generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by smaller companies. Such opportunities pose unique risks, which we take into account in considering an investment. Small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources to deal with setbacks. Small company managers typically have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Futures and Options

Although not one of its principal investment strategies, the Fund may invest in futures contracts and options on futures contracts. These investments, when made, are for hedging purposes. If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

[Sidebar: Futures contracts and options on futures contracts are used as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.]

Euro Conversion Risk

The planned conversion by several major European nations to a single, uniform monetary system, known by its new currency--the euro--and scheduled to begin January 1, 1999, could conceivably cause disruptions in the smooth functioning of the world's stock markets. With our service providers, we are jointly addressing these problems.

Year 2000 Risk

As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for services or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. We are working both internally and with our business partners and service providers to address this problem. If we -- or our business partners, service providers, government agencies or other market participants -- do not succeed, it could materially affect shareholder services or it could affect the value of the Fund's shares.

Temporary Defensive Position

We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in U.S. or foreign-government money-market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Michael Levy, Managing Director of Bankers Trust and Co-Lead Manager of the
Fund.

  o  Joined Bankers Trust and the Fund in 1993.

  o Bankers Trust's international equity strategist, overseeing the design and implementation of the firm's proprietary stock selection models.

  o 27 years of management experience, 17 of them as an investment professional.

  o Degrees in mathematics and geophysics from the University of Michigan.

Robert Reiner, Managing Director of Bankers Trust and Co-Lead Manager of the
Fund.

  o  Joined Bankers Trust and the Fund in 1994.

  o Specializes in Japanese and European stock and market analysis.

  o Served as a Senior Financial Analyst at Scudder, Stevens & Clark from 1993 to 1994.

  o  17 years of investment industry experience.

  o  Degrees from the University of Southern California and Harvard University.

Julie Wang, Principal of Bankers Trust and Co-Manager of the Fund.

  o  Joined Bankers Trust and the Fund in 1994.

  o Focuses on the Fund's Asia-Pacific investments and its emerging-markets exposure.

  o Served as Investment Manager for American International Group's Southeast Asia portfolio from 1991 to 1994.

  o  10 years of investment management experience.

  o Bachelors degree in economics from Yale University, MBA from The Wharton School, University of Pennsylvania.

Financial Highlights

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by [____________], whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.

-------------------------------------------------------------------------------
Per Share Operating      10/1/97-   10/1/96-   10/1/95-    1/1/95-   01/1/94-
Performance:              9/30/98    9/30/97    9/30/96   9/30/96*   12/31/94
-------------------------------------------------------------------------------
Net Asset Value,                     $16.77     $15.47     $13.37     $13.18
Beginning of Period
-------------------------------------------------------------------------------
Income from
Investment Operations
-------------------------------------------------------------------------------
  Net Investment                       0.09       0.18       0.14       0.10
  Income

-------------------------------------------------------------------------------
  Net Realized and                     5.63       1.80       1.97       0.44
  Unrealized Gain on                   ----       ----       ----       ----
  Investment,
  Options, Foreign
  Currencies and
  Forward Foreign
  Currency Contracts
-------------------------------------------------------------------------------
Total from Investment                  5.72       1.98       2.11       0.54
Operations                             ----       ----       ----       ----

-------------------------------------------------------------------------------
Distributions to
Shareholders
-------------------------------------------------------------------------------
  Net Investment                       0.16      (0.31)      0.00      (0.09)
  Income
-------------------------------------------------------------------------------
  Net Realized Gain                    0.20      (0.37)     (0.01)     (0.26)
  from Investment
  Transactions
-------------------------------------------------------------------------------
Total Distributions                    0.36      (0.68)     (0.01)     (0.35)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net Asset Value, End of              $22.13     $16.77     $15.47     $13.37
Period                               ------     ------     ------     ------
-------------------------------------------------------------------------------
Total Investment                      34.76%     13.42%     15.82%      4.12%
Return
-------------------------------------------------------------------------------
Supplemental Data and               $525,520   $161,692    $82,807    $56,020
Ratios:
  Net Assets, End of Period
  (000s omitted)
-------------------------------------------------------------------------------
Ratios to Average Net
Assets:
-------------------------------------------------------------------------------
  Net Investment                       0.53%      0.91%      1.55%**    0.84%
  Income
-------------------------------------------------------------------------------
  Expenses, Including                  1.50%      1.50%      1.50%      1.50%
  Expenses of the
  International Equity
  Portfolio
-------------------------------------------------------------------------------
  Decrease Reflected in                0.18%      0.26%      0.33%**    0.37%
  Above Expense Ratio
  Due to Absorption of
  Expenses by Bankers
  Trust
-------------------------------------------------------------------------------
  Portfolio Turnover                     30%        63%        68%**      21%
  Rate***
-------------------------------------------------------------------------------

*The Fund changed its fiscal year-end from December 31 to September 30 in 1995. **Annualized
***The portfolio turnover rate is the rate for the Master Portfolio, into which the Fund invests all of its assets.

TABLE OF CONTENTS

INTERNATIONAL SMALL COMPANY EQUITY FUND OVERVIEW

     Goal.................................................
     Core Strategy........................................
     Principal Risks of Investing in the Fund.............
     Who Should Consider Investing in the Fund............
     Total Returns, After Fees and Expenses...............
     Annual Fund Operating Expenses.......................

INTERNATIONAL SMALL COMPANY EQUITY FUND IN DETAIL

     Objective............................................
     Strategy.............................................
     Principal Investments................................
     Investment Process...................................
     Risks................................................
     Portfolio Manager....................................
     Financial Highlights.................................

INTERNATIONAL SMALL COMPANY EQUITY FUND OVERVIEW

Goal

The Fund invests for long-term capital appreciation.

Core Strategy

The Fund invests primarily in the stocks and other equity securities of small companies in developed countries outside the United States.

Principal Risks of Investing in the Fund

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example,

o Stocks that our Investment Sub-Adviser has selected could perform poorly; o The stock market could perform poorly in one or more of the countries in which the Fund has invested or could under perform other investments; or o Small company stock returns could trail stock market returns generally because of the liquidity risks specific to small company investing: greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.

An investment in the Fund could also lose money, or under perform alternative investments as a result of risks in the foreign countries in which the Fund invests:

o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
o Different accounting and financial reporting standards, or less stringent enforcement of these standards, could convey incomplete or inaccurate information about a Fund investment; or
o The currency of a country in which the Fund invests may fluctuate in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

Who Should Consider Investing in the Fund

You should consider investing in the International Small Company Equity Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in certain stocks, bonds or money market funds.

You should not consider investing in the International Small Company Equity Fund if you are pursuing a short-term financial goal, are investing funds intended to provide a regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to an investor in U.S. securities alone, or to investors in large-company or medium-sized company stocks.

An investment in the International Small Company Equity Fund is not a deposit of Bankers Trust Company or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Total Returns, After Fees and Expenses

The Fund first opened to investors on June 30, 1998. Therefore, it does not have a full calendar year of annual operating performance to report.

Annual Fund Operating Expenses (expenses paid from Fund assets)

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Small Company Equity Fund.

        --------------------------------------------- ---------------------
                                                          percentage of
                                                        average daily net
                                                             assets*
        --------------------------------------------- ---------------------
        Management Fees                                        1.10%
        --------------------------------------------- ---------------------
        Distribution and Service (12b-1) Fees                 none
        --------------------------------------------- ---------------------
        Other Expenses                                       210.97%
        --------------------------------------------- ---------------------
        Total Fund Operating Expenses                        212.07%+
        --------------------------------------------- ---------------------
        Less: Fee Waivers or Expense Reimbursements         (210.17%)
        --------------------------------------------- ---------------------
        Net Expenses                                           1.90%
        --------------------------------------------- ---------------------

* Information on the annual operating expenses reflects the expenses of both the Fund and the International Small Company Equity Portfolio, the master fund in which Institutional International Small Company Equity Fund invests. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus. ** Bankers Trust has agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees and reimburse expenses, so that total expenses will not exceed 1.90%.

+ This Fund has been in operation for three months. Generally, when a fund begins operations, its expenses are relatively high and its assets are relatively small, which makes its total fund operating expenses (expressed as a percentage of average daily net assets) relatively high compared to funds with longer operating histories and greater assets.

Expense Example
The example on this page illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

----------- ------------
   1 year     3 years
----------- ------------

    $193       $597
----------- ------------

You may use this hypothetical example to compare the Fund's expense ratio with other funds.* The example does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.


* Information on the annual operating expenses reflects the expenses of both the Fund and the International Small Company Equity Portfolio, the master fund in which the International Small Company Equity Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus)

INTERNATIONAL SMALL COMPANY EQUITY FUND IN DETAIL

Objective

The Fund seeks long-term capital appreciation. Under normal circumstances, it invests at least 65% of its total assets in stock and other securities with equity characteristics of small companies in developed countries outside the United States.

[SIDEBAR: We define a "small company" as, at the time of purchase, having publicly traded shares with a market capitalization within the market capitalization range of The Salomon Brothers Extended Market Index of the World ex-U.S. (Total).]

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

The Fund seeks first to identify global industries with strong prospects. The companies in the industry as a whole will be reporting improving cash flow or revenues. Or their stock prices, measured by factors such as earnings, cash flow or replacement value, may seem low compared to companies in other industries.

[Sidebar: Replacement value measures the cost per share of replacing all the physical assets of a business at current prices.]

Once we have identified the industry, the search begins for smaller enterprises that combine significant potential for earnings growth with reasonable investment value. Such companies have secured a solid competitive position. Their earnings per share and cash flow are increasing at rates comparable to the industry as a whole. But the local stock market may have overlooked these solid fundamentals because of misperception or, as is often the case with small companies, a simple lack of information. Investors in the local market may not have fully understood the impact of legislative, demographic, or technological change that should work in a company's favor, or they may have failed to take into account the impact of a restructuring on the company's profitability.

Principal Investments

When the Fund is fully invested, it intends to hold the shares of roughly 50 to 80 small companies. It focuses principally on companies with a market capitalization within the market capitalization range of The Salomon Brothers Extended Market Index of the World ex-U.S. (Total).

This niche offers a large opportunity. Small companies remain under-researched both in the United States and to an even greater extent abroad, so they may offer fertile ground for finding substantially undervalued stocks. Moreover, the Fund offers an opportunity to invest in companies that often slip beneath the screens of the "large-cap" mutual funds.

[Sidebar: The Salomon Brothers Extended Market Index of the World ex-U.S. (Total), one of the principal global small company stock benchmarks, includes 4,500 companies representing an estimated 20% of the total value of the world's stocks.]

While the Fund may invest throughout the world, it intends to invest primarily in Canada, Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Hong Kong, Italy, Norway, Denmark, Spain, Ireland, Singapore, Portugal, Sweden, Finland, and Austria.

Investment Process

Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several humdred companies to arrive at the 50 to 80 the Fund normally holds. This effort relies on the analytical and forecasting tools that Bankers Trust has applied and refined in international investing over the last quarter-century. Applying these tools to small company investing calls for face-to-face contact, visits to the company's plants and frequent contact with its management, suppliers, customers and competitors. It also requires the investment team to place their global industry findings in the context of national stock markets: a strong small company might well fail as an investment if its shares trade in a weak stock market.

Portfolio Turnover

The annual portfolio turnover rate measures the frequency that the Portfolio sells and replaces the value of its securities within one year. An annual portfolio turnover rate of 100% means that the Portfolio sold and purchased investments equal to the average value of the Portfolio for a given year. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability. The Fund does not have a target portfolio turnover rate. Its turnover will depend on the Investment Adviser's assessment of how often to trade, in light of market conditions and the Fund's investment objective.

Risks

Below we set forth some of the prominent risks associated with small company investing and investing outside the United States, along with those of investing in general. We also detail our methods for dealing with these risks. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk

A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. The Fund seeks to limit this risk with a strict evaluation process. Before it takes a position in a stock, the Fund's investment team typically establishes a target sell price--at which point they will reevaluate the company's situation to determine whether the deterioration in price mirrors a fundamental deterioration in the business, or whether the reversal is merely temporary.

Small Company Risk

Small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity in small company investing--can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources to deal with setbacks. Small company managers typically have less experience dealing with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Political Risk

Some foreign governments have been more willing to impose high taxes on corporate profits, to limit the outflow of profits to investor's abroad, and to extend diplomatic disputes to trade and financial relations. These political risks have not occurred recently in the major countries in which the Fund invests. We employ exhaustive country and regional analysis to try to anticipate such eventualities.

Information Risk

Financial reporting standards for companies based in foreign markets differ from those in the United States. Not only do the "numbers" themselves mean different things, but the information conveyed may not be as complete or accurate as in the United States. The Investment Adviser thus devotes much of its research effort to on-site visits and independent assessment of a company's financial conditions and prospects.

Foreign Stock Market Risk

From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

o Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions can have a disproportionately large effect on the price and supply of shares. In extreme situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

o Settlement Risk. Some foreign exchanges may take longer to settle trades, and security prices can vary substantially in the interim.

o Regulatory Risk. Some foreign governments may tend to regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock-market risks, the Fund diversifies its investments. Just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire strategy, the Fund seeks likewise to spread its investments. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk

The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. Bankers Trust's currency management team seeks to minimize this risk by hedging currencies that are likely to decline.

[SIDEBAR: Hedging is a strategy designed to offset investment risks. Hedging activities include the use of forward contracts and may include the use of other instruments. The Fund uses hedging activities to reduce risk and in no case will it acquire securities for hedging that would increase risk above the level associated with conventional investments.]

Secondary Risks

Emerging Markets Risk

To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher stock market, information and political risks. In addition, profound social change and business practices that depart from developed countries' economies norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.

Euro Conversion Risk

The planned conversion by several major European nations to a single, uniform monetary system, known by its new currency--the euro--and scheduled to begin January 1, 1999, could conceivably cause disruptions in the smooth functioning of the world's stock markets. With our service providers, we are jointly addressing these problems.

Year 2000 Risk

As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for services or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. We are working both internally and with our business partners and service providers to address this problem. If we - or our business partners, service providers, government agencies or other market participants - do not succeed, it could materially affect shareholder services or it could affect the value of the Fund's shares.

Temporary Defensive Position

We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.

Portfolio Manager

Monik Kotecha is responsible for the day-to-day management of the Fund's investments.

o Head Portfolio Manager; Vice President, BT Funds Management (International) Limited and Vice President, BT Australia Ltd.

o Joined Bankers Trust in 1994 as analyst for European small company investments.

o Head of Bankers Trust Fund Managers International's Global Small Company Investments, and head of Global Small Cap Equities since 1996.

o Eight years of investment management and research experience with Abu Dhabi Investment Authority in London, U.K.

o BSc. honors degree in law and accountancy from University College, Cardiff; MSc. from City University Business School, London, U.K.

Financial Highlights

The table below provides a picture of the Fund's financial performance since inception. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by _____________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.

------------------------------------- -------------
Per Share Operating                      6/30/98-
Performance:                             9/30/98

------------------------------------- -------------
Net Asset Value, Beginning of
Period
------------------------------------- -------------
Income from Investment
Operations
------------------------------------- -------------
  Net Investment Income

------------------------------------- -------------
  Net Realized and Unrealized Gain
  (Loss) on Investment, Foreign
  Currency, and Forward Foreign
  Currency Contracts
------------------------------------- -------------
Total Loss from Investment
Operations
------------------------------------- -------------
Net Asset Value, End of Period
------------------------------------- -------------
Total Investment Return
------------------------------------- -------------
Supplemental Data and Ratios:
  Net Assets, End of Period
  (000s omitted)
------------------------------------- -------------
  Ratios to Average Net Assets:
------------------------------------- -------------
  Net Investment Income*
------------------------------------- -------------
  Expenses, Including Expenses of
  the International Small Company
  Equity Portfolio*
------------------------------------- -------------
  Decrease Reflected in Above
  Expense Ratio Due to Absorption
  of Expenses by Bankers Trust*
------------------------------------- -------------
  Portfolio Turnover Rate**
------------------------------------- -------------

*  Annualized
** The portfolio turnover rate is the rate for the Master Portfolio, into which the Fund invests all of its assets.

TABLE OF CONTENTS

GLOBAL EMERGING MARKETS EQUITY FUND OVERVIEW

     Goal...................................................................
     Core Strategy..........................................................
     Principal Risks of Investing in the Fund...............................
     Who Should Consider Investing in the Fund..............................
     Annual Fund Operating Expenses.........................................

GLOBAL EMERGING MARKETS EQUITY FUND IN DETAIL

     Objective..............................................................
     The Case for Emerging Markets..........................................
     Strategy...............................................................
     Prior Performance of Composite Portfolio...............................
     Principal Investments..................................................
     Investment Process.....................................................
     Risks..................................................................
     Portfolio Manager......................................................
     Financial Highlights...................................................

GLOBAL EMERGING MARKETS EQUITY FUND OVERVIEW

Goal

The Fund invests for long-term capital growth.

Core Strategy

The Fund invests in stocks and other equity securities of companies in the world's emerging markets.

Principal Risks of Investing in the Fund

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example,

     o Stocks that the Investment Sub-Adviser has selected could perform poorly; or

     o The stock market could perform poorly or could under perform other investments in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or under perform alternative investments as a result of risks in the foreign countries in which the Fund invests:

     o Economies in emerging markets are more volatile than developed countries' and are subject to sudden reversals;

     o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

     o Different accounting and financial reporting standards, or less stringent enforcement of these standards, could convey incomplete or inaccurate information about a Fund investment; or

     o The currency of a country in which the Fund invests may decline in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

Who Should Consider Investing in the Fund

You should consider investing in the Global Emerging Markets Equity Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. The Fund is designed for investors who are willing to accept the extreme fluctuation in short-term investment values that have often accompanied this long-term growth.

You should not consider investing in the Global Emerging Markets Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not otherwise available to an investor in developed market securities.

An investment in the Global Emerging Markets Equity Fund is not a deposit of Bankers Trust Company or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Fund Operating Expenses (expenses paid from Fund assets)

This table describes the fees and expenses you may pay if you buy and hold shares of the Global Emerging Markets Equity Fund.

---------------------------------------------- ----------------------------
                                                  percentage of average
                                                    daily net assets*
---------------------------------------------- ----------------------------
Management Fees                                            1.10%
---------------------------------------------- ----------------------------
Distribution and Service (12b-1) Fees                      None
---------------------------------------------- ----------------------------
Other Expenses                                            11.44%
---------------------------------------------- ----------------------------
Total Fund Operating Expenses                             12.54%+
---------------------------------------------- ----------------------------
Less: Fee Waivers or Expense Reimbursements              (10.64%)**
---------------------------------------------- ----------------------------
Net Expenses                                               1.90%
---------------------------------------------- ----------------------------


* Information on the annual operating expenses reflects the expenses of both the Fund and the Global Emerging Markets Equity Portfolio, the master fund in which the Global Emerging Markets Equity Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus.)

** Bankers Trust has agreed for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees and reimburse expenses so that total expenses will not exceed 1.90%.

+ This Fund has been in operation for six months. Generally, when a fund begins operations, its expenses are relatively high and its assets are relatively small, which makes its total fund operating expenses (expressed as a percentage of average daily net assets) relatively high compared to funds with longer operating histories and greater assets.

Expense Example

The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

Expense Example
-------- ----------
1 year     3 years
-------- ----------
 $193       $597
-------- ----------

You may use this hypothetical example to compare the Fund's expense ratio with other funds.* It does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.

* Information on the annual operating expenses reflects the expenses of both the Fund and the Global Emerging Markets Equity Portfolio, the master fund in which the Global Emerging Markets Equity Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus.)

GLOBAL EMERGING MARKETS EQUITY FUND IN DETAIL

Objective

The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 65% of its total assets in the stock and other securities with equity characteristics of companies in the world's emerging markets.

[SIDEBAR: The emerging markets include Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.]

The Fund invests for growth, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to capital growth, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

The Case for Emerging Markets

Emerging markets offer the potential for long-term growth. An emerging market is commonly defined as one that has experienced comparatively little industrialization. The world's two most populous nations -- China and India -- are emerging markets, and they alone account for almost 40% of the world's people. As consumers in these markets rapidly improve their standards of living and as their governments promote capitalism through deregulation and privatization, companies serving these markets stand to gain substantially through increased sales and profits. Thus, while emerging markets are considerably more volatile than developed markets, the firm's experience should provide it with a critical advantage.

Strategy

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies in the emerging markets that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow. Yet their prices compare favorably to other stocks in a given market measured by factors such as earnings, cash flow and replacement value -- the cost per share of replacing their physical assets at current prices. Together, the indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Prior Performance of a Composite Portfolio Managed by the same Adviser or Sub-Adviser

The information below compares the performance of a composite of five funds (the "Related Funds") managed by the same investment team that manages the Fund. The investment objectives, policies and strategies of the Related Funds are substantially the same as the Fund, but are only offered to retirement and institutional investors in the United States and Australia. The Related Funds also differ from the Fund because:

o They are not subject to the restrictions, including diversification and investment limitations and restrictions, to which the Fund is subject.

o Their performance was not adjusted by the fees and expenses the Fund pays.

These factors may affect the performance of the Fund and cause it to differ from that of the composite of the Related Funds.

Returns of the composite of the Related Funds are compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Free Total Return Index. The Index is a passive model of combined national stock returns. It does not measure the costs of buying, holding and selling stock, which are reflected in the composite of the Related Funds.

[SIDEBAR: The MSCI Emerging Markets Free Total Return Index is a widely accepted benchmark of emerging market stock performance. It covers stock markets in 29 emerging market countries and tracks only those stocks within the markets that a non-resident national can buy and sell freely.]

        Average Annual Returns as of December 31, 1998
--------------------------- ----------- ----------- -----------
                              1 year      2 years     3 years
--------------------------- ----------- ----------- -----------
  Global Emerging Markets
     Equity Composite
--------------------------- ----------- ----------- -----------
   MSCI Emerging Markets
  Free Total Return Index
--------------------------- ----------- ----------- -----------

Performance information for the five funds shows the combined performance of the funds added over various time periods. The funds were added to the composite either at their inception, which ranges form 1994 through 1997, or at the time when their investment objectives became substantially similar to those of the Fund, also from 1994 through 1997.

The performance of two of the Related Funds was converted into U.S. dollars from Australian dollars as of the last day of each month using the London Close exchange rate. The other three Related Funds are U.S. dollar denominated. Performance figures of the Index and the Related Funds reflect the reinvestment of all investment income, including dividends and capital gains.

The performance data represents the prior performance of the composite of the Related Funds, not the prior performance of the Fund, and should not be considered an indication of future performance of the Fund.

Principal Investments

The Fund invests in companies across the full geographic spectrum of emerging markets: Asia, Latin America, Eastern Europe, the Mediterranean basin and Africa. It looks for businesses that meet critical "investable" criteria:

     o solid management and finances that, according to our research, show signs of being able to withstand any turmoil affecting the emerging markets; and

     o exporters able to take advantage of a favorable cost structure compared to developed-world competition; and

     o domestic providers of goods and services positioned to benefit from the emerging markets' opportunity for long-term growth.

The Fund may also invest up to 35% of its assets in emerging market bonds and other debt securities.


[SIDEBAR: Bonds may generate capital appreciation through decreases in interest rates resulting from economic and market conditions or improvements in the bond issuer's finances. There is corresponding risk in investing in bonds to seek capital appreciation. If interest rates increase or if the bond issuer's finances deteriorate, the price of the bond may go down.]

Bonds and other debt securities must have earned a rating of C or better from Standard & Poor's Corporation or Moody's Investors Service. If they have no rating, they must be at least comparable to a C-rated security in the opinion of Bankers Trust. As an operating policy (which may be changed by the Fund's Board of Trustees), the Fund will not invest more than 5% of its assets in bonds or other debt securities rated BBB or lower by S&P or Baa or lower by Moody's.

Investment Process

Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several hundred companies to arrive at the approximately 50 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.

Portfolio Turnover

The annual portfolio turnover rate measures the frequency that the Portfolio sells and replaces the value of its securities within one year. An annual portfolio turnover rate of 100% means that the Portfolio sold and purchased investments equal to the average value of the Portfolio for a given year. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability. The Fund does not have a target portfolio turnover rate. Its turnover will depend on the Investment Adviser's assessment of how often to trade, in light of market conditions and the Fund's investment objective.

Risks

Below we set forth some of the prominent risks associated with emerging markets investing, as well as investing in general, and we detail our approaches to containing them. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk

A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. The Fund seeks to limit this risk with a strict evaluation process. Before it takes a position in a stock, the Fund's investment team typically establishes a target sell price at which point they will reevaluate the company's situation to determine whether the deterioration in performance mirrors a fundamental deterioration in the business, or whether, in our view, the reversal is merely temporary.

Emerging Market Risk

Emerging market investing entails heightened risks compared to those posed in developed market investing. We outline those heightened risks below. While the Fund relies on the specific strategies to deal with each of the risks, it employs one general approach in an attempt to reduce risk across the board: diversification. Just as individual investors should spread their investments among a range of securities so that a setback in one need not overwhelm their entire strategy, the Fund seeks likewise to spread its investments. In this way, a reversal in one market need not undermine the pursuit of long-term capital growth.

Political Risk

Profound social changes and business practices that depart from developed stock market norms have hindered the growth of national stock markets in the past. High levels of debt have tended to make them overly reliant on foreign capital investment and vulnerable to capital flight. Governments have limited foreign investors' access to capital markets and restricted the flow of profits overseas. They have resorted to high taxes, expropriation and nationalization. In many countries, particularly in Eastern Europe and Asia, stock exchanges have operated largely without regulation and in the absence of laws or precedents protecting the rights of private ownership and foreign investors. All these threats remain a part of emerging-market investing today. The Fund intends to avoid them in large part through intensive, ongoing economic and political research.

Information Risk

Emerging-market accounting, auditing, and financial reporting and disclosure standards tend to be far less stringent than those of developed markets. And the risks of investors acting on incomplete, inaccurate or deliberately misleading information are correspondingly greater. Compounding the problem, local investment research often lacks the sophistication to spot potential pitfalls. Thus, a linchpin in the Fund's investment process is acquiring first-hand, independently verified knowledge of prospective investments.

Foreign Stock Market Risk

Buying and selling shares on emerging-market stock exchanges is more difficult and costly than on U.S. and developed-market exchanges because of low daily trading volume. The low volume also leads to greater price fluctuation, and in times of stress may make it difficult or impossible to sell shares. The Fund addresses these risks by limiting its investments in a particular market to the market's capacity to absorb them. In cases where appreciation in a Fund's investment may strain a market's capacity, the Fund may trim the investment to keep the risks in line.

Currency Risk

The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. Bankers Trust's currency management team seeks to minimize this risk by hedging currencies that are likely to decline.

[SIDEBAR: Hedging is a strategy designed to offset investment risks. Hedging activities include the use of forward contracts and may include the use of other instruments. The Fund uses hedging activities to reduce risk and in no case will it acquire securities for hedging that would increase risk above the level associated with conventional investments.]

Secondary Risks

Small Company Risk

To the extent that the Global Emerging Market Equity Fund invests in the stocks of smaller companies, it will encounter the risks associated with such investing. Small company stocks tend to experience steeper price fluctuations, down as well as up, than the stocks of larger companies. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Small company managers typically have less experience coping with adversity and capitalizing on opportunity than their counterpoints at larger companies. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it may be even harder to find a buyer for a small company's shares.

Risks Associated with Debt Securities

To the extent that the Fund invests in bonds and other debt securities, it faces the risk of rising interest rates, which tend to reduce the value of these investments. The high levels of debt carried by many Latin American countries and the concentration of their economies on a few global industries also makes the investments particularly vulnerable to local and worldwide economic slowdowns. Such slowdowns may affect the ability of bond issuers to meet their repayment obligation and could even result in a default that would render their bonds worthless.

Risks Associated with Lower Quality Debt Securities ("Junk Bonds")

The Fund can invest up to 5% of its net assets in bonds or other debt securities rated BBB or lower by S&P or Baa or lower by Moody's. These securities are riskier than higher rated securities because their issuers are less creditworthy, and there is an increased risk that the issuers will default on their repayments. Junk bonds are also more sensitive to increases in interest rates, economic downturns or adverse market conditions.

Euro Conversion Risk

The planned conversion by several major European nations to a single, uniform monetary system, known by its new currency -- the euro -- and scheduled to begin January 1, 1999, could conceivably cause disruptions in the smooth functioning of the world's stock markets. With our service providers, we are jointly addressing these problems.

Year 2000 Risk

As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for services or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. We have long recognized this problem and are working both internally and with our business partners and service providers to address it. If we - or our business partners, service providers, government agencies or other market participants - do not succeed, it could materially affect shareholder services or it could affect the value of the Fund's shares.

Temporary Defensive Position

We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may have to forego its goal of long-term capital growth.

Portfolio Manager

Paul Durham is responsible for the day-to-day management of the Fund's investments:

     o Managing Director of BT Funds Management (International) Limited and Lead Portfolio Manager.

     o Head of global emerging markets investing since 1996.

     o Joined Bankers Trust in 1988 and served as a stock analyst in Australia and the U.S.

     o  11 years of investment management experience.

     o First-class honors degree in accounting and finance from University of Sydney, Australia.

Financial Highlights

The table below provides a picture of the Fund's financial performance since inception. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all interest income and distributions). This information has been audited by __________________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling BT Service Center at 1-800-730-1313.


---------------------------------------------- -------------------
Per Share Operating Performance:                 6/30/98-9/30/98
---------------------------------------------- -------------------
Net Asset Value, Beginning of Period
---------------------------------------------- -------------------
Income from Investment Operations
---------------------------------------------- -------------------
  Net Investment Income
---------------------------------------------- -------------------
  Net Realized and Unrealized Gain
  (Loss) on Investment, Foreign Currency
  and Forward Foreign Currency
  Contracts
---------------------------------------------- -------------------
Total Income (Loss) from Investment
Operations
---------------------------------------------- -------------------
Distributions to Shareholders
---------------------------------------------- -------------------
  Net Investment Income
---------------------------------------------- -------------------
  Net Realized Gain (Loss) from
  Investment Transactions
---------------------------------------------- -------------------
Total Distributions
---------------------------------------------- -------------------
Net Asset Value, End of Period
---------------------------------------------- -------------------
Total Investment Return
---------------------------------------------- -------------------
Supplemental Data and Ratios:
---------------------------------------------- -------------------
  Net assets, End of Period (000s omitted)
---------------------------------------------- -------------------
Ratios to Average Net Assets:
---------------------------------------------- -------------------
  Net Investment Income*
---------------------------------------------- -------------------
  Expenses, Including Expenses of the
  Global Emerging Markets Equity
  Portfolio*
---------------------------------------------- -------------------
  Decrease Reflected in Above Expense
  Ratio Due to Absorption of Expenses by
  Bankers Trust*
---------------------------------------------- -------------------
  Portfolio Turnover Rate**
---------------------------------------------- -------------------

* Annualized.
** The portfolio turnover rate is the rate for the Master Portfolio, into which the Fund invests all of its assets.

TABLE OF CONTENTS

LATIN AMERICAN EQUITY FUND OVERVIEW

     Goal...................................................................
     Core Strategy..........................................................
     Principal Risks of Investing in the Fund...............................
     Who Should Consider Investing in the Fund..............................
     Total Returns, After Fees and Expenses.................................
     Annual Fund Operating Expenses.........................................

LATIN AMERICAN EQUITY FUND IN DETAIL

     Objective..............................................................
     The Case for Latin America.............................................
     Strategy...............................................................
     Principal Investments..................................................
     Investment Process.....................................................
     Risks..................................................................
     Portfolio Managers.....................................................
     Financial Highlights...................................................

LATIN AMERICAN EQUITY FUND OVERVIEW

Goal

The Fund invests for long-term capital appreciation.

Core Strategy

The Fund invests primarily in the stocks and equity securities of companies based in Latin America.

Principal Risks of Investing in the Fund

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example,

     o  Stocks that our Investment Adviser has selected could perform poorly; or

     o The stock market could perform poorly or could under perform other investments in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or under perform alternative investments as a result of risks in the emerging markets in which the Fund invests:

     o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

     o Different accounting and financial reporting standards, or less stringent enforcement of these standards, could convey incomplete or inaccurate information about a Fund investment; or

     o The currency of a country in which the Fund invests may fluctuate in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

Who Should Consider Investing in the Fund

You should consider investing in the Latin American Equity Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. You should be aware that extreme fluctuations in short-term investment values have often accompanied this long-term capital appreciation.

You should not consider investing in the Latin American Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not otherwise available to an investor in developed market securities.

An investment in the Latin American Equity Fund is not a deposit of Bankers Trust Company or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since it began selling shares to the public on October 25, 1993 (its inception date). The table compares the Fund's average annual return with the IFCI (International Finance Corporation Investable) Latin American Index over the last one and five years, and since inception. The Index is a passive measure of combined stock market returns. It does not factor in the costs of buying, selling and holding securities, costs which are reflected in the Fund's results.

[Sidebar: The IFCI Latin American Index is a widely used benchmark of Latin American stocks. It is a model, not an actual portfolio, developed by the IFC, a member of the World Bank Group. It includes the returns of companies traded on stock markets from Mexico south to Argentina and Chile.]

          Year-by-Year Returns Each Full Calendar Year Since Inception
                                  [bar chart]

                  -------- -------- -------- -------- --------

                  -------- -------- -------- -------- --------
                    1994     1995     1996     1997     1998
                  -------- -------- -------- -------- --------

Since inception, the Fund's highest return in any calendar quarter was ____% and its lowest quarterly return was ____%. Past performance offers no indication of how the Fund will perform in the future.

                 Average Annual Returns as of December 31, 1998
         ----------------- ---------- ----------- -------------------
                             1 year     5 years     Since Inception
                                                     (10/23/93)*
         ----------------- ---------- ----------- -------------------
         Latin American
         Equity Fund
         ----------------- ---------- ----------- -------------------
         IFCI Latin
         American Index
         ----------------- ---------- ----------- -------------------
         Lipper Latin
         American
         Average**
         ----------------- ---------- ----------- -------------------

* IFCI Latin American index and Lipper Latin American Average calculated from 10/31/93 through end of period. ** The Lipper Latin American Average represents the average return of mutual funds that invest in the stocks of Latin American companies.

Annual Fund Operating Expenses (expenses paid from Fund assets)

This table describes the fees and expenses you may pay if you buy and hold shares of the Latin American Equity Fund.

         ----------------------------------- ------------------------
                                               percentage of average
                                                daily net assets*
         ----------------------------------- ------------------------
         Management Fees                             1.00%
         ----------------------------------- ------------------------
         Distribution and Service (12b-1)            None
         Fees
         ----------------------------------- ------------------------
         Other Expenses                              1.66%
         ----------------------------------- ------------------------
         Total Fund Operating Expenses               2.66%
         ----------------------------------- ------------------------
         Less: Fee Waiver or Expense                (0.66%)**
         Reimbursements
         ----------------------------------- ------------------------
         Net Expenses                                2.00%
         ----------------------------------- ------------------------

Expense Example

This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

* Information on the annual operating expenses reflects the expenses of both the Fund and the Latin American Equity Portfolio, the master fund into which the Latin American Equity Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus). **Bankers Trust has agreed, for the 16 month period from the Fund's fiscal year end of September 30, 1998, to waive its fees or reimburse expenses so that total expense will not exceed 2.00%.

Expense Example
-------- --------- --------- ----------
 1 year   3 years   5 years   10 years
-------- --------- --------- ----------
  $193     $597     $1,026     $2,222
-------- --------- --------- ----------

You may use this hypothetical example to compare the fund's expense history with other funds.* The example does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.


* Information on the annual operating expenses reflects the expenses of both the Fund and the Latin American Equity Portfolio, the master fund into which the Latin American Equity Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus).

LATIN AMERICAN EQUITY FUND IN DETAIL

Objective

Under normal circumstances, the Latin American Equity Fund seeks long-term capital appreciation by investing at least 65% of its total assets in the stock and other securities with equity characteristics of companies based in Latin America.

The Fund invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of its objective. While we give priority to capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

[Sidebar: We define "Latin America" as Mexico and all countries in Central America and South America, including Argentina, Brazil, Chile, Columbia, Peru and Venezuela.]

The Case for Latin America

Perhaps more than any other developing region, Latin America has adopted the U.S. economic model. Deregulation and reduced rates of inflation have promoted an environment conducive to investing. A large proportion of the populations of Argentina, Brazil, Chile and Mexico have benefited from national economic growth and entered the middle class. Their new affluence and aspirations have generated a strong demand for consumer goods. Vast, formerly government-owned enterprises in oil and gas, telecommunications, and electric power are privatizing and selling shares to the public.

Strategy

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies in Latin America that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow. Yet their prices compare favorably to other stocks in a given market measured by factors such as earnings, cash flow and replacement value -- the cost per share of replacing their physical assets at current prices. Together, the indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Principal Investments

Under normal circumstances, the Fund invests primarily in the stock and other equity securities of companies based in Latin America. We consider a company to be based in Latin America if it meets one of four criteria:

     o It has its headquarters in the region or is organized under the laws of a Latin American country;

     o It derives more than half its revenue from goods or services produced or sales made in the region;

     o  Its stock trades on a Latin American exchange; or

     o It is issued or guaranteed by the government of a country (or its agencies) in Latin America.

The Fund may also invest up to 35% of its assets in Latin American bonds and other debt securities.

[SIDEBAR: Bonds may generate capital appreciation through decreases in interest rates resulting from economic and market conditions or improvements in the bond issuer's finances. There is corresponding risk in investing in bonds to seek capital appreciation. If interest rates increase or if the bond issuer's finances deteriorate, the price of the bond may go down.]

Bonds and other debt securities must have earned a rating of C or better from Standard & Poor's Corporation or Moody's Investors Service. If they have no rating, they must be at least comparable to a C-rated security in the opinion of Bankers Trust. As an operating policy (which may be changed by the Fund's Board of Trustees), the Fund will not invest more than 10% of its assets in bonds or other debt securities rated BBB or lower by S&P or Baa or lower by Moody's.

Investment Process

Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several hundred companies to arrive at the approximately 30 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.


Portfolio Turnover

The annual portfolio turnover rate measures the frequency that the Portfolio sells and replaces the value of its securities within one year. An annual portfolio turnover rate of 100% means that the Portfolio sold and purchased investments equal to the average value of the Portfolio for a given year. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability. The Fund does not have a target portfolio turnover rate. Its turnover will depend on the Investment Adviser's assessment of how often to trade, in light of market conditions and the Fund's investment objective.

Risks

Below we set forth some of the prominent risks associated with investing in Latin America, as well as investing in general, and we detail our approaches to containing them. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk

A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. The Fund seeks to limit this risk with a strict evaluation process. Before it invests in a stock, the Fund's investment team typically establishes a target sell price, the point at which they will reevaluate the company's situation to determine whether the deterioration in performance mirrors a fundamental deterioration in the business, or whether, in our view, the reversal is merely temporary.

Risks Associated with Investing in Latin America

The stock markets of Latin America have exhibited much greater volatility than those of the United States, Western Europe and Japan. The Fund aims to reduce the risk in this volatility while still capturing the region's inherent potential by diversifying its investments. Just as individual investors should spread their investments so that a setback in one need not overwhelm their entire strategy, the Fund seeks to spread its investments among Latin America's stock markets and industries. In this way, a reversal in one stock need not undermine the pursuit of long-term capital appreciation.

Political Risk

Profound social change and business practices that depart from developed-market norms have hindered the growth of Latin American stock markets in the past. High levels of debt have tended to make Latin American countries overly reliant on foreign capital investment and vulnerable to capital flight. Governments have declared moratoriums on the repayment of foreign debts, which has had a negative impact on stocks as well as bonds. They have limited foreign investors' access to capital markets and restricted the flow of profits overseas. And they have resorted to high taxes, expropriation and nationalization. All these threats remain a part of Latin American investing today. The Fund intends to avoid them, in large part, through intensive, ongoing economic and political research.

Information Risk

Emerging-market accounting, auditing, and financial reporting and disclosure standards generally tend to be far less stringent than those of developed markets. And the risks of investors acting on incomplete, inaccurate or deliberately misleading information are correspondingly greater. Compounding the problem, local investment research often lacks the sophistication to spot potential pitfalls. Thus, a linchpin in the Fund's investment process is acquiring first-hand, independently verified knowledge of prospective investments.

Foreign Stock Market Risk

Buying and selling shares on Latin American stock exchanges is more difficult and costly than on U.S. and other developed-market exchanges because of low daily trading volume. The low volume also leads to greater price fluctuation and, in times of stress, may make it difficult or impossible to sell shares. The Fund addresses these risks by limiting its investments in a particular market to the market's capacity to absorb them. In cases where appreciation in the Fund's investment may strain a market's capacity, the Fund may trim the investment to keep the risks in line.

Currency Risk

The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. Bankers Trust's currency management team seeks to minimize this risk by hedging currencies that are likely to decline.

[SIDEBAR: Hedging is a strategy designed to offset investment risks. Hedging activities include the use of forward contracts and may include the use of other instruments. The Fund uses hedging activities to reduce risk and in no case will it acquire securities for hedging that would increase risk above the level associated with conventional investments.]

Secondary Risks

Small Company Risk

To the extent that the Latin American Equity Fund invests in the stocks of smaller companies, it will encounter the risks associated with such investing. Small company stocks tend to experience steeper price fluctuations, down as well as up, than the stocks of larger companies. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Small company managers typically have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Risks Associated with Debt Securities

To the extent that the Fund invests in bonds and other debt securities, it faces the risk of rising interest rates, which tend to reduce the value of these investments. The high levels of debt carried by many Latin American countries and the concentration of their economies on a few global industries also makes the investments particularly vulnerable to local and worldwide economic slowdowns. Such slowdowns may affect the ability of bond issuers to meet their repayment obligation and could even result in a default that would render their bonds worthless.

Risks Associated with Lower Quality Debt Securities ("Junk Bonds")

The Fund can invest up to 10% of its net assets in bonds or other debt securities rated BBB or lower by S&P or Baa or lower by Moody's. These securities are riskier than higher rated securities because their issuers are less creditworthy, and there is an increased risk that the issuers will default on their repayments. Junk bonds are also more sensitive to increases in interest rates, economic downturns or adverse market conditions.

Year 2000 Risk

As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for services or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the Year 2000. We are working both internally and with our business partners and service providers to address this problem. If we - or our business partners, service providers, government agencies or other market participants - do not succeed, it could materially affect shareholder services or it could affect the value of the Fund's shares.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Paul Durham, Managing Director of BT Funds Management (International) Limited and Co-Lead Portfolio Manager.

o Head of global emerging markets since 1996.

o Joined Bankers Trust in 1988 and served as a stock analyst in Australia and the U.S.

o  11 years of investment management experience.

o First-class honors degree in accounting and finance from University of Sydney, Australia.


Warren Howe, Co-Lead Portfolio Manager.

o Lead Latin American equities portfolio manager.

o Joined Bankers Trust in 1992 and the Fund in 1998.

o Six years of investment management and analyst experience.

o  Bachelor's degree in communications from UNSW.


Julie Wang, Principal of Bankers Trust and Co-Manager.

o Joined Bankers Trust in 1994 and the Fund in 1998.

o  Specializes in emerging markets.

o  Ten years of investment management experience.

o  Served as Investment Manager at American International Group from 1991 to
   1994.

o Bachelor's degree in economics from Yale University; MBA from The Wharton School, University of Pennsylvania.

Financial Highlights

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by __________________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.

----------------------------------------------------------------------------------------------------
                                          10/1/97-   10/1/96-    10/1/95-    10/1/94-     10/25/93-
                                           9/30/98    9/30/97     9/30/96     9/30/95       9/30/94
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period                   $10.71      $8.50       $14.59     $10.00
----------------------------------------------------------------------------------------------------
Income from Investment Operations
----------------------------------------------------------------------------------------------------
Net Investment Income                                    0.00**     0.02         0.03         --
----------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain
(Loss) on Investment and Foreign                         5.03       2.19        (5.92)      4.59
Currency Transactions
----------------------------------------------------------------------------------------------------
Total Income (Loss) from Investment
Operations                                               5.03       2.21        (5.89)      4.59
----------------------------------------------------------------------------------------------------
Distributions to Shareholders
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                          10/1/97-   10/1/96-    10/1/95-    10/1/94-     10/25/93-
                                           9/30/98    9/30/97     9/30/96     9/30/95       9/30/94
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Net Investment Income                                    0.00**       --           --         --
----------------------------------------------------------------------------------------------------
Net Realized Gain from Investment                          --         --        (0.20)        --
Transactions
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $15.74     $10.71        $8.50     $14.59
----------------------------------------------------------------------------------------------------
Total Investment Return                                 47.00%     26.00%      (40.68)%    50.01%*
----------------------------------------------------------------------------------------------------
Supplemental Data and Ratios:
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s                        $37,413    $16,997       $13,624   $27,489
omitted)
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
----------------------------------------------------------------------------------------------------
Net Investment Income                                    0.16%      0.16%         0.29%     0.03%*
----------------------------------------------------------------------------------------------------
Expenses, Including Expenses of the                      2.00%      2.00%         2.00%     2.00%*
Latin American Equity Portfolio

----------------------------------------------------------------------------------------------------
Decrease Reflected in Above Expense
Ratio Due to Absorption of Expenses                      0.44%      0.66%         1.17%     1.27%*
by Bankers Trust
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate***                                 30%        63%           68%*      21%
----------------------------------------------------------------------------------------------------

 * Annualized
** Less than $0.01
***The Portfolio Turnover Rate is the rate for the Master Portfolio, into which the Fund invests all its assets.

TABLE OF CONTENTS

PACIFIC BASIN EQUITY FUND OVERVIEW

     Goal...................................................................
     Core Strategy..........................................................
     Principal Risks of Investing in the Fund...............................
     Who Should Consider Investing in the Fund..............................
     Total Returns, After Fees and Expenses.................................
     Annual Fund Operating Expenses.........................................

PACIFIC BASIN EQUITY FUND IN DETAIL

     Objective..............................................................
     The Case for the Pacific Basin.........................................
     Strategy...............................................................
     Principal Investments..................................................
     Investment Process.....................................................
     Risks..................................................................
     Portfolio Manager......................................................
     Financial Highlights...................................................

PACIFIC BASIN EQUITY FUND OVERVIEW

Goal

The Fund invests for long-term capital appreciation.

Core Strategy

The Fund invests primarily in the stocks and other equity securities of companies in the Pacific Basin region, excluding Japan.

Principal Risks of Investing in the Fund

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example,

o  Stocks that our Investment Sub-Adviser has selected could poorly perform; or

o The stock market could poorly perform or could under perform other investments in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or under perform alternative investments as a result of risks in the foreign countries in which the Fund invests:

o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

o Different accounting and financial reporting standards, or less stringent enforcement of these standards, could convey incomplete or inaccurate information about a Fund investment.

o The currency of a country in which the Fund invests may fluctuate in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

Who Should Consider Investing in the Fund

You should consider investing in the Pacific Basin Equity Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. You should be aware that extreme fluctuations in short-term investment values have often accompanied this long-term capital appreciation.

You should not consider investing in the Pacific Basin Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not otherwise available to an investor in developed-market securities.

An investment in the Pacific Basin Equity Fund is not a deposit of Bankers Trust Company or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Pacific Basin Equity Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since it began selling shares to the public on November 1, 1993 (its inception date). The table compares the Fund's average annual return with the Morgan Stanley Capital International (MSCI) Combined Asia (ex-Japan) Index over the last one and five years, and since inception. The Index is a passive measure of combined stock market returns. It does not factor in the costs of buying, selling and holding securities - costs which are reflected in the Fund's results.

[Sidebar: The MSCI Combined Asia (ex-Japan) Index is a broad benchmark of Asia/Pacific stock performance, excluding Japan. The Index is a model, not an actual portfolio, that includes the returns of companies traded on the stock markets in China, Hong Kong, India, Indonesia, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand.]

          Year-by-Year Returns Each Full Calendar Year Since Inception
                                  [bar chart]


                  -------- -------- -------- -------- --------

                  -------- -------- -------- -------- --------
                    1994     1995     1996     1997     1998
                  -------- -------- -------- -------- --------

Since inception, the Fund's highest return in any calendar quarter was ______% and its lowest quarterly return was ______%. Past performance offers no indication of how the Fund will perform in the future.

                 Average Annual Returns as of December 31, 1998

     ------------------------- ---------- ----------- -------------------
                                 1 year     5 years     Since Inception
                                                          (11/1/93)*
     ------------------------- ---------- ----------- -------------------
     Pacific Basin Equity
     Fund
     ------------------------- ---------- ----------- -------------------
     MCSI Combined Asia
     (ex-Japan) Index
     ------------------------- ---------- ----------- -------------------
     Lipper Pacific ex-Japan
     Average**
     ------------------------- ---------- ----------- -------------------

 * MSCI Combined Asia (ex-Japan) Index and Lipper Pacific Basin ex-Japan Average calculated from 10/31/93 through end of period.

** The Lipper Pacific Basin ex-Japan Average represents the average return of mutual funds with the objective of investing in the common stocks of Asia and the Far East (excluding Japan), during the periods shown.

Annual Fund Operating Expenses (expenses paid from Fund assets)

This table describes the fees and expenses you may pay if you buy and hold shares of the Pacific Basin Equity Fund.

--------------------------------------------------------------------------------------------------------
                                                                    percentage of average
                                                                      daily net assets*
--------------------------------------------------------------------------------------------------------
Management Fees                                                             0.75%
--------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                        None
--------------------------------------------------------------------------------------------------------
Other Expenses                                                              1.70%
--------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses                                               2.45%
--------------------------------------------------------------------------------------------------------
Less: Fee Waivers or Expense Reimbursement                                 (0.70%)**
--------------------------------------------------------------------------------------------------------
Net Expenses                                                                1.75%
--------------------------------------------------------------------------------------------------------

 * Information on the annual operating expenses reflects the expenses of both the Fund and the Pacific Basin Equity Portfolio, the master fund in which the Pacific Basin Equity Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus.)

** Bankers Trust has agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees or reimburse expenses so that total expenses will not exceed 1.75%.

Expense Example

The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same, and you sold your shares at the end of the period.

Expense Example

---------- ----------- ----------- ------------
  1 year     3 years     5 years     10 years
---------- ----------- ----------- ------------
   $178       $551        $949        $2,062
---------- ----------- ----------- ------------

You may use this hypothetical example to compare the Fund's expense history with other funds.* The example does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.

*Information on the annual operating expenses reflects the expenses of both the Fund and the Pacific Basin Equity Portfolio, the master fund in which the Pacific Basin Equity Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus).

PACIFIC BASIN EQUITY FUND IN DETAIL

Objective

The seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stock and other securities with equity characteristics of companies in the Pacific Basin, excluding Japan.

The Fund invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of its objective. While we give priority to capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before was change it, but we do not require their approval to do so.

[SIDEBAR: The Pacific Basin markets in which the Fund may invest include India, Indonesia, Malaysia, New Zealand, Pakistan, the Philippines, the People's Republic of China and Hong Kong, Singapore, Sri Lanka, South Korea, Thailand, Taiwan and Vietnam.]

The Case for the Pacific Basin

Until recently, the developing economies of the Pacific Basin ranked among the world's fastest growing. And despite the turmoil that has swept the region, enormous potential remains.

o China and India alone account for 40% of the world's population. China, though still classified as an emerging nation, ranks as the world's third largest economy;

o Two decades of heavy infrastructure spending have provided the region with the physical capital necessary to resume its development; and

o The region's nations have made education a top priority. Universal primary education is widespread. This trend has enabled the region's businesses to tap vast pools of skilled labor at a fraction of their cost in developed markets.

Strategy

The Fund invests for the long-term. We employ a strategy of growth at a reasonable price. We seek to identify companies in the Pacific Rim that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow. Yet their prices compare favorably to other stocks in a given market measured by factors such as earnings, cash flow and replacement value--the cost per share of replacing their physical assets at current prices. Together, the indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Principal Investments

Under normal circumstances, the Fund invests primarily in the stock and other equity securities of companies based in the Pacific Basin. We consider a company to be based in the Pacific Basin if it meets one of four criteria:

o  It is organized under the laws of one of the countries in the region;

o It derives at least half its revenues or profits from goods or services produced or sold or investments made in the region;

o  It derives at least half its revenues or profits from assets in the region:
   or

o Its stock trades on a Pacific Basin exchange.

The Fund may also invest up to 35% of its assets in pacific basin bonds and other debt securities.

[SIDEBAR: Bonds may generate capital appreciation through decreases in interest rates resulting from economic and market conditions or improvements in the bond issuer's finances. There is corresponding risk in investing in bonds to seek capital appreciation. If interest rates increase or if the bond issuer's finances deteriorate, the price of the bond may go down.]

Bonds and other debt securities must have earned a rating of C or better from Standard & Poor's Corporation or Moody's Investors Service. If they have no rating, they must be at least comparable to a C-rated security in the opinion of Bankers Trust. As an operating policy (which may be changed by the Fund's Board of Trustees), the Fund will not invest more than 5% of its assets in bonds or other debt securities rated BBB or lower by S&P or Baa or lower by Moody's.

Investment Process

Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several hundred companies to arrive at the approximately 60 to 80 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each otheris ideas. Their close collaboration is a critical element of our investment process.

Portfolio Turnover

The annual portfolio turnover rate measures the frequency that the Portfolio sells and replaces the value of its securities within one year. An annual portfolio turnover rate of 100% means that the Portfolio sold and purchased investments equal to the average value of the Portfolio for a given year. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability. The Fund does not have a target portfolio turnover rate. Its turnover will depend on the Investment Adviser's assessment of how often to trade, in light of market conditions and the Fund's investment objective.

Risks

Below we set forth some of the prominent risks associated with investing in the Pacific Basin, as well as investing in general, and we detail our approaches to containing them. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

     Primary Risks

Market Risk

A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. The Fund seeks to limit this risk with a strict evaluation process. Before it invests in a stock, the Fund's investment team typically establishes a target sell price at which point they will reevaluate the company's situation to determine whether the deterioration in performance mirrors a fundamental deterioration in the company's business, or if, in our view, the reversal is merely temporary.

Political Risk

Profound social change, ethnic tensions and business practices that depart from developed-market norms have hindered the growth of Pacific Basin stock markets in the past. Authoritarian rule and the participation of the military in daily business life have exacerbated normal economic uncertainties. High levels of debt have tended to make Pacific Basin countries overly reliant on foreign capital investment and vulnerable to capital flight. Governments have limited foreign investors' access to capital markets and restricted the flow of profits overseas. And they have resorted to high taxes, expropriation and nationalization. All these threats remain a part of Pacific Basin investing today. The Fund attempts to avoid them in large part through intensive, ongoing economic and political research.

Information Risk

Emerging-market accounting, auditing, and financial reporting and disclosure standards generally tend to be far less stringent than those of developed markets. And the risks of investors acting on incomplete, inaccurate or deliberately misleading information are correspondingly greater. Compounding the problem, local investment research often lacks the sophistication to spot potential pitfalls. Thus, a linchpin in the Fund's investment process is acquiring first-hand, independently verified knowledge of prospective investments.

Foreign Stock Market Risk

Buying and selling shares on Pacific Basin stock exchanges is more difficult and costly than on U.S. and other developed-market exchanges. Shares of a relatively few companies trade on the exchanges, a relatively small number of individuals and institutions hold a high proportion of shares, and daily trading volume is low. This situation can lead to great price fluctuation, and in times of stress may make it difficult or impossible to sell shares. The Fund addresses these risks by limiting its investments in a particular market to the market's capacity to absorb them. In cases where appreciation in a Fund's investment may strain a market's capacity, the Fund may trim the investment to keep the risks in line.

Risks Affecting Malaysian Securities

As part of its investment strategy of holding securities of companies in a number of Pacific Basin countries, the Pacific Basin Equity Fund has a significant holding of Malaysian securities.

On September 1, 1998, the Government of Malaysia imposed a series of restrictions affecting investments in Malaysian securities. Because of these restrictions, the Fund must wait 12 months before it can convert its Malaysian holdings into U.S. dollars. For this reason, we consider these securities illiquid. The Fund has no immediate prospect of reducing its Malaysian holdings.

The percentage of Malaysian securities held by the Fund as of November 23 was 10 percent. The Fund does not presently intend to purchase additional Malaysian securities. There is no assurance, however, that the percentage of Malaysian or other illiquid securities will not increase as the value of Malaysian securities or the rest of the Fund change. On at least one day since imposition of exchange controls, the Fund's illiquid holdings have been above 15 percent, due primarily to its holdings of Malaysian securities.

Currency Risk

The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. Bankers Trust's currency management team seeks to minimize this risk by hedging currencies that are likely to decline.

[SIDEBAR: Hedging is a strategy designed to offset investment risks. Hedging activities include the use of forward contracts and may include the use of other instruments. The Fund uses hedging activities to reduce risk and in no case will it acquire securities for hedging that would increase risk above the level associated with conventional investments.]

Secondary Risks

Small Company Risk

To the extent that the Pacific Basin Equity Fund invests in the stocks of smaller companies, it will encounter the risks associated with such investing. Small company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Small company managers typically have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies.

Risks Associated with Debt Securities

To the extent that the Fund invests in bonds and other debt securities, it faces the risk of rising interest rates, which tend to reduce the value of these investments. The high levels of debt carried by many Latin American countries and the concentration of their economies on a few global industries also makes the investments particularly vulnerable to local and worldwide economic slowdowns. Such slowdowns may affect the ability of bond issuers to meet their repayment obligation and could even result in a default that would render their bonds worthless.


Risks Associated with Lower Quality Debt Securities ("Junk Bonds")

The Fund can invest up to 5% of its net assets in bonds or other debt securities rated BBB or lower by S&P or Baa or lower by Moody's. These securities are riskier than higher rated securities because their issuers are less creditworthy, and there is an increased risk that the issuers will default on their repayments. Junk bonds are also more sensitive to increases in interest rates, economic downturns or adverse market conditions.

Futures and Options

Although not one of its principal investment strategies, the Fund may invest in futures contracts and options on futures contracts. These investments, when made, are for hedging purposes. If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

[Sidebar: Futures contracts and options on futures contracts are used as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.]

Euro Conversion Risk

The planned conversion by several major European nations to a single, uniform monetary system, known by its new currency--the euro--and scheduled to begin January 1, 1999, could conceivably cause disruptions in the smooth functioning of all the world's stock markets. With our service providers, we are jointly addressing these problems.

Year 2000 Risk

As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for services or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. We are working both internally and with our business partners and service providers to address this problem. If we - or our business partners, service providers, government agencies or other market participants - do not succeed, it could materially affect shareholder services or it could affect the value of the Fund's shares.

Temporary Defensive Position

We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.

Portfolio Manager

Paul Durham is responsible for the day-to-day management of the Fund's investments:

o Managing Director of BT Funds Management (International) Limited and Lead Portfolio Manager of the Fund since inception.

o Head of BTFMI global emerging-markets group since 1996.

o Joined Bankers Trust in 1988 and served as a stock analyst in Australia and the U.S.

o  11 years investment management experience.

o First-class honors degree in accounting and finance from University of Sydney, Australia.

Financial Highlights
The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by __________________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.

---------------------------------------------------------------------------------------------------------------
                                                    10/1/97-    10/1/96-    10/1/95-    10/1/94-    11/1/93*-
                                                     9/30/98     9/30/97     9/30/96     9/30/95    9/30/94
---------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net Asset Value, Beginning of                                    $11.80      $10.96      $11.82     $10.00
Period
---------------------------------------------------------------------------------------------------------------
Income from Investment
Operations
---------------------------------------------------------------------------------------------------------------
Net Investment Income/(Expenses in                                (0.05)      (0.03)       0.01      (0.04)
Excess of Income)
---------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain                                  (1.07)      (0.87)      (0.49)      1.86
(Loss) on Investment and Foreign
Currency Contracts
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) from Investment                               (1.12)      (0.84)      (0.48)      1.82
Operations
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Distributions To Shareholders                                     (0.52)         --       (0.38)        --
Net Realized Gain from Investment
Transactions
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $10.16      $11.80      $10.96     $11.82
---------------------------------------------------------------------------------------------------------------
Total Investment Return                                           (9.97)%      7.66%      (3.87%)    20.11%**
---------------------------------------------------------------------------------------------------------------
Supplemental Data and Ratios
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s                                   $26,501    $29,389     $24,504    $25,362
omitted)
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------
Net Investment Income/(Expenses in                                (0.42)%     (0.24)%      0.12%     (0.59)%**
Excess of Pacific Income)
---------------------------------------------------------------------------------------------------------------
Expenses, Including Expenses of the                                1.75%       1.75%       1.75%      1.75%**
Pacific Basin Equity Portfolio
---------------------------------------------------------------------------------------------------------------
Decrease Reflected in Above
Expense Ratio Due to Absorption of                                 0.29%       0.31%       0.52%      0.60%**
Expenses by Bankers Trust
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate***                                          172%        118%         --         --
---------------------------------------------------------------------------------------------------------------

 * Inception date
** Annualized
*** The portfolio turnover rate is the rate for the Master Portfolio, into which the Fund invests all its assets.

Information Concerning All Funds

Board of Trustees

Each Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

Investment Adviser

Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as each Fund's investment adviser. As investment adviser, Bankers Trust makes the Fund's investment decisions and assumes responsibility for the securities the Fund owns. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions.

For the International Small Company Equity Fund, Global Emerging Markets Equity Fund, Latin American Equity Fund and the Pacific Basin Equity Fund, Bankers Trust has vested day-to-day investment decision-making and implementation in a sub-adviser, the wholly owned entity BT Funds Management (International) Limited. The sub-advisory arrangement for the Latin American Equity Fund began on [date].

The Funds paid the following fees for investment advisory and sub-advisory services in the last fiscal year:

--------------------------- ------------------------- -----------------------
                            Companies to which Fees    Percentage of Average
Fund                        Were Paid                  Daily Net Assets
--------------------------- ------------------------- -----------------------
International Equity Fund   Bankers Trust
--------------------------- ------------------------- -----------------------
Latin American Equity       Bankers Trust
Fund
--------------------------- ------------------------- -----------------------
Pacific Basin Equity Fund   Bankers Trust and BTFMI
--------------------------- ------------------------- -----------------------

International Small Company Equity Fund and Global Emerging Markets Fund have not been in operation for a full fiscal year. Bankers Trust and BTFMI's fees for investment advisory and sub-advisory services for each of these Funds is ____% of the Fund's average daily net assets. Under the new sub-advisory arrangement for the Latin American Equity Fund, Bankers Trust and BTFMI's fee for investment advisory and sub-advisory services will be ____% of the Fund's average daily net assets.

As of September 30, 1998, Bankers Trust was the seventh largest bank holding company in the United States with total assets of approximately $150 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries.

Bankers Trust's officers bring wide experience to managing both the Funds and their Portfolios. The firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. Today, the assets under its global management exceed $350 billion. The scope of the firm's capability is broad: It is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide. BTFMI, a subsidiary of Bankers Trust with headquarters at Level 15, The Chifley Tower, 2 Chifley Square, Sydney, N.S.W. 2000 Australia, offers a decade of research and investing experience in small companies worldwide to a number of private clients. It has developed a team dedicated exclusively to the small company and emerging market disciplines.

Other Services

Bankers Trust provides administrative services--such as portfolio accounting, legal services and others--for the Funds. In addition, Bankers Trust--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

  o  keeping accurate, up-to-date records for your individual Fund account;

  o  implementing any changes you wish to make in your account information;

  o processing your requests for cash dividends and distributions from the Fund;

  o answering your questions on the Fund's investment performance or administration;

  o  sending proxy reports and updated prospectus information to you; and

  o  collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust or retirement-investment reporting.

Organizational Structure

The Funds are "feeder funds" that invest all of their assets in a "master portfolio." The Funds and their corresponding Master Portfolio are listed below:

----------------------------------------- ------------------------------------------
Fund                                      Master Portfolio
----------------------------------------- ------------------------------------------
International Equity Fund                 International Equity Portfolio
----------------------------------------- ------------------------------------------
International Small Company Equity Fund   International Small Company Equity
                                          Portfolio
----------------------------------------- ------------------------------------------
Global Emerging Markets Equity Fund       Global Emerging Markets Equity Portfolio
----------------------------------------- ------------------------------------------
Latin American Equity Fund                Latin American Equity Portfolio
----------------------------------------- ------------------------------------------
Pacific Basin Equity Fund                 Pacific Basin Equity Portfolio
----------------------------------------- ------------------------------------------

Each Fund and its Master Portfolio have the same investment objective. Each Master Portfolio is advised by Bankers Trust.

A Master Portfolio may accept investments from other feeder funds. A feeder bears the Master Portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows a Fund's Trustees to withdraw the Fund's assets from the Master Portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw a Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

Calculating a Fund's Share Price

We calculate the daily price of each Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

[SIDEBAR: The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.]

The formula calls for deducting all of a Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities a Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.)

We value the securities in a Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Dividends and Distributions

If a Fund earns investment income or recognizes taxable net capital gains, it is its policy to distribute to shareholders substantially all of that taxable income or capital gain on an annual basis. You may elect to receive your distributions in cash or to reinvest them in additional shares of your Fund.

Tax Considerations

A Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

-------------------------------------------- --------------------------
Transaction                                  Tax Status
-------------------------------------------- --------------------------
Income dividends                             Ordinary income
-------------------------------------------- --------------------------
Short-term capital gains distributions       Ordinary income
-------------------------------------------- --------------------------
Long-term capital gains distributions        Capital gains
-------------------------------------------- --------------------------

Every year your Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

-------------------------------------------- --------------------------
Transaction                                  Tax Status
-------------------------------------------- --------------------------
Your sale of shares owned more than one      Capital gains or losses
year
-------------------------------------------- --------------------------
Your sale of shares owned for one year or    Gains treated as ordinary
less                                         income; losses subject to
                                             special rules.

-------------------------------------------- --------------------------

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

Buying and Selling Fund Shares

You can purchase or redeem shares in a Fund by mail, phone, wire or through an authorized broker or financial advisor. Contact your broker or financial advisor for details. You may also call the BT Service Center at 1-800-730-1313.

We may close your Fund account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value. In addition, if your sell order exceeds $250,000, we reserve the right to redeem it "in kind" with a pro-rata distribution of stocks actually held by a Fund, rather than in cash.

Exchange Privileges

You can exchange all or part of your shares in another BT Mutual Fund up to four times a year without paying a sales charge. Before buying shares through an exchange you should be sure to get a copy of that fund's prospectus and read it carefully. Please note also that you may have to pay taxes on the shares you sell in the exchange.

Account minimums

A fund requires a minimum investment of $2,500 to open accounts, $250 for subsequent investments, and a minimum balance of $1,000 to maintain them. It requires a $500 minimum investment to open a retirement account, $100 for subsequent investments, but imposes no minimum balance. Automatic investment accounts, which credit money from your checking account to the purchase of fund shares monthly, bi-monthly, quarterly, or every six months, call for a minimum $1,000 opening investment and at least $100 for each succeeding purchase of shares.

Each Fund's Shareholder Guide and the Statement of Additional Information contain complete information on buying and selling Fund shares and maintaining a Fund account. If you have not already received a copy of the Shareholder Guide or wish to obtain a free copy of the Statement of Additional Information, please call the BT Service Center at 1-800-730-1313.

BACK COVER

Additional information about each Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated [DATE], which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                               BT Service Center
                               P.O. Box 419210
                               Kansas City, MO 64141-6210
or call our toll-free number:  1-800-730-1313.

You can find reports and other information about each Fund on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.

You can find information about buying and selling shares in a Fund in the Shareholder Guide. If you have not already received a copy of the Guide, call the BT Service Center to obtain one free of charge.

Global Funds Combined
BT Investment Funds


[Investment Company Act file number]

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.


                 Subject to Completion, Dated November __, 1998

                                             STATEMENT OF ADDITIONAL INFORMATION

                                January __, 1999



BT Investment Funds


o     International Equity Fund
o     International Small Company Equity Fund
o     Global Emerging Markets Equity Fund
o     Pacific Basin Equity  Fund

o     Latin American Equity Fund


BT Investment Funds (the "Trust") is an open-end management investment company (mutual fund) which consists of a number of separate investment funds. The shares of the following funds - International Equity Fund, International Small Company Equity Fund, Global Emerging Markets Equity Fund, Pacific Basin Equity Fund and Latin American Equity Fund (each, a "Fund" and together the "Funds") are described herein. Each of the Funds is a separate series of the Trust.

Unlike other mutual funds, the Trust seeks to achieve the investment objective of each Fund by investing all the investable assets ("Assets") of the Fund in a diversified open-end management investment company having the same investment objectives as the Fund. These investment companies (or a series thereof) are, respectively, International Equity Portfolio, International Small Company Equity Portfolio, Global Emerging Markets Equity Portfolio, Pacific Basin Equity Portfolio, and Latin American Equity Portfolio (collectively, the "Portfolios"). The International Small Company Equity Portfolio, Global Emerging Markets Portfolio, Pacific Basin Equity Portfolio and Latin American Equity Portfolio are each a series of BT Investment Portfolios.

Shares of each Fund are sold by ICC Distributors, Inc. ("ICC Distributors"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolios' investment adviser ("Adviser"), and to clients and customers of other organizations.

The Trust's Prospectuses for each Fund are each dated January, 1999. The Prospectuses provide the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with that Fund's Prospectus. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Bankers Trust service agent ("Service Agent"). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Trust's Prospectuses. The financial statements for each Fund and the corresponding Portfolio for the fiscal year ended September 30, 1998, are incorporated herein by reference to the Annual Report to shareholders for each Fund and each Portfolio dated September 30, 1998. A copy of each Fund's and the corresponding Portfolio's Annual Report may be obtained without charge by calling each Fund at the telephone number listed below.


                             BANKERS TRUST COMPANY


            Investment Adviser of  the Portfolios and Administrator

                             ICC DISTRIBUTORS, INC.


                                  Distributor


 Two Portland Square          Portland, Maine 04101             (800) 730-1313
 -----------------------------------------------------------------------------

                               Table of Contents

                                                                     Page


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS......................1

   Investment Objectives..............................................1
   Investment Policies................................................1
   Additional Risk Factors...........................................13
   Investment Restrictions...........................................20
   Portfolio Transactions and Brokerage Commissions..................23

PERFORMANCE INFORMATION..............................................24

   Standard Performance Information..................................24
   Comparison of Fund Performance....................................26
   Prior Performance of BT Fund Managers (International)
         Limited and BT Funds
     Management Limited (Global Emerging Markets Equity Fund)........27
   Economic and Market Information...................................28

VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND...........28

   Valuation of Securities...........................................28
   Purchases of Shares...............................................29
      Minimum Investments............................................30
      Additional Information About Buying Shares.....................31
   Redemption of Shares..............................................31
      Additional Information About Selling Shares....................32
      Investor Services..............................................33
      Information Services...........................................33
      Exchange Privilege.............................................33
      Systematic Programs............................................33
      Tax-Saving Retirement Plans....................................34
   Redemptions and Purchases in Kind.................................34
   Trading in Foreign Securities.....................................35

MANAGEMENT OF THE TRUST AND THE PORTFOLIOS...........................35

   Trustees of the Trust.............................................35
   Trustees of the Portfolios........................................36
   Officers of the Trust and Portfolios..............................36
   Investment Adviser................................................38
   Sub-Investment Adviser............................................39
   Administrator.....................................................39
   Custodian and Transfer Agent......................................40
   Use of Name.......................................................41
   Banking Regulatory Matters........................................41
   Counsel and Independent Accountants...............................41

ORGANIZATION OF THE TRUST............................................41


TAXATION..............................................................42

   Dividends and Distributions........................................42
   Taxation of the Funds..............................................43
   Taxation of the Portfolios.........................................44
   Other Taxation.....................................................44

FINANCIAL STATEMENTS..................................................44


APPENDIX..............................................................45

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


                             Investment Objectives

The following is a description of each Fund's investment objective. There can, of course, be no assurance that any Fund will achieve its investment objective(s).

International Equity Fund's investment objective is long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stocks and other securities with equity characteristics of companies based primarily in developed countries outside the United States.

International Small Company Equity Fund's investment objective is long-term capital appreciation. The Fund will pursue this objective by investing primarily in stocks and other securities with equity characteristics of small companies in developed countries outside the United States. The Fund focuses on countries domiciled in, or doing business in Canada, Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Hong Kong, Italy, Norway, Denmark and Spain. Bankers Trust will seek to identify and invest in low capitalization equities that will grow substantially over 3 to 5 years and to provide returns in excess of the Salomon Brothers Extended Market Index of the World ex-U.S. (Total). It is expected under normal conditions that at least 65% of the International Small Company Equity Portfolio's assets will be invested in the equity securities of smaller companies in at least three countries other than the United States.

Global Emerging Markets Equity Fund's investment objective is long-term capital growth. The Fund will pursue this objective through investment in stocks and other equity securities of companies in the world's emerging markets. The Fund will attempt to outperform the return of the Morgan Stanley Capital International Emerging Markets Free Total Return Index before expenses, although there is no assurance it will be able to do so.

Pacific Basin Equity Fund's investment objective is long-term capital appreciation. The Fund will pursue this objective through investment primarily in stocks and other equity securities of companies based in the Pacific Basin region, other than Japan. It is expected under normal conditions that at least 65% of the Pacific Basin Equity Portfolio's assets will be invested in the equity securities of issuers based in at least three countries in the Pacific Basin.

Latin American Equity Fund's investment objective is long-term capital appreciation. The Fund will pursue this objective through investment primarily in stocks and other equity securities of companies based in Latin America.


                              Investment Policies

Each Fund seeks to achieve its investment objective(s) by investing all of its Assets in the corresponding Portfolio, which has the same investment objective as the Fund. The Trust may withdraw a Fund's investment from the corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it
is in the best interests of the Fund to do so.      Since the investment
characteristics of each Fund will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various
investments of and techniques employed by each Portfolio.     Equity Securities.
As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
                                                                              1

Lower-quality foreign government securities are often considered to be speculative and involve greater risk of default or price changes, or they may already be in default. These risks are in addition to the general risks associated with foreign securities. The Portfolios (except Latin American Equity Portfolio) expect to invest in debt securities in one of the top four rating categories by Standard & Poor's Ratings Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if not rated by a NRSRO, of comparable quality as determined by the Adviser at its sole discretion.

Fixed Income Investments (Except for International Equity Portfolio). For purposes of seeking capital appreciation, the Portfolios may invest up to 35% of its total assets in debt securities of Latin American issuers which are rated at least C by S&P or Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust. As an operating policy, which may be changed by the Board of Trustees of BT Investment Portfolios, the Portfolio will not invest more than 10% of its total assets in debt securities rated BBB or lower by S&P or Baa or lower by Moody's. Securities which are rated BBB by S&P or Baa by Moody's possess speculative characteristics. Bonds rated C by S&P are of the lowest quality and may be used when the issuer has filed a bankruptcy petition, but debt payments are still being paid. Moody's lowest rating is C, which is applied to bonds which have extremely poor prospects of ever attaining any real investment standing. Certain debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

** 1 Lower-Rated Debt Securities ("Junk Bonds") (Latin American Equity Portfolio). The Latin American Equity Portfolio may invest in lower-rated debt securities. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

** 2 The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower- rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the Portfolios' ability to dispose of these securities.

** 3 Since the risk of default is higher for lower-rated debt securities, Bankers Trust's research and credit analysis are an especially important part of managing securities of this type held by the Portfolio. In considering investments for the Portfolio, Bankers Trust will attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. Bankers Trust's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream--generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security--a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, for example common stock, at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody's although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for a Portfolio. The Adviser expects, however, that generally the preferred stocks in which a Portfolio invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

ADRs, GDRs and EDRs. ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate.

Short-Term Instruments. Each Portfolio intends to stay invested in the securities described herein to the extent practical in light of its objective and long-term investment perspective. However, each Portfolio may invest up to 35% of its total assets in high quality short-term investments with remaining maturities of 397 days or less, or in money market mutual funds, to meet anticipated redemptions and expenses for day-to-day operating purposes and up to 100% of its total assets when, in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the respective markets. When a Portfolio experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Portfolio's investment objective, which are unavailable in sufficient quantities or at attractive prices, each Portfolio may invest in short-term instruments for a limited time pending availability of such portfolio securities. Short-term instruments consist of foreign or domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time a Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars
or in foreign currencies.      Certificates of Deposit and Bankers' Acceptances.
Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.


Sovereign and Supranational Debt Obligations. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational organizations ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

** 4 Brady Bonds. The Global Emerging Markets Equity Portfolio and The Latin American Equity Portfolio may invest in "Brady bonds," which have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, Philippines, Uruguay and Venezuela. Most Brady bonds are currently rated below BBB by S&P or Baa by Moody's.

** 5 The Brady Plan was conceived by the U.S. Treasury in the 1980's in an attempt to produce a debt restructuring program which would enable a debt country to (i) reduce the absolute level of debt of its creditor banks, and (ii) reschedule its external debt repayments, based upon its ability to service such debts by persuading its creditor banks to accept a debt write-off by offering them a selection of options, each of which represented an attractive substitute for the nonperforming debt. Although it was envisaged that each debtor country would agree to a unique package of options with its creditor banks, the plan was that these options would be based upon the following:(i) a discount bond carrying a market rate of interest (whether fixed or floating), with principal collateralized by the debtor country with cash or securities in an amount equal to at least one year of rolling interest; (ii) a par bond carrying a low rate of interest (whether fixed or floating), collateralized in the same way as in (i) above; and (iii) retention of existing debt (thereby avoiding a debt write-off) coupled with an advance of new money or subscription of new bonds.

** 6 The Global Emerging Markets Equity Portfolio and The Latin American Equity Portfolio may invest in either collateralized or uncollateralized Brady bonds. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Derivatives. Each Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Portfolio and when consistent with the Portfolio's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission the (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.


Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolios, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolios could be adversely affected.

In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


When-Issued and Delayed Delivery Securities. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuations during this period and no income accrues to the Portfolio until settlement takes place. Each Portfolio maintains with the Custodian a segregated account containing cash or liquid securities in an amount at least equal to these commitments.

** 7 Lending of Portfolio Securities. Each Portfolio has the authority to lend up to 30% of the total value of its portfolio securities to brokers, dealers and other financial organizations. The Portfolios will not lend securities to Bankers Trust, ICC Distributors or their affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower;
(ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral;
(iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

Repurchase Agreements. In a repurchase agreement, a Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Portfolio temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the Fund's yield or in the market value of its assets. A reverse repurchase agreement is a form of borrowing and will be counted toward a Portfolio's borrowing restrictions.

Investment Companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by a Portfolio may be made through investment in other registered investment companies that in turn are authorized to invest in the securities of such countries. Investments in other investment companies may also be made for other purposes, such as noted above under "Short-Term Instruments," are limited in amount by the Investment Company Act of 1940, as amended ("1940 Act") (except each Portfolio may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC), and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

Leverage. The Latin American Equity Portfolio may borrow up to one-third of the value of its total assets, from banks or through the use of reverse repurchase agreements, to increase its holdings of portfolio securities. Under the 1940 Act, a Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Portfolio's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase of decrease in the value of a Portfolio's securities and the Fund's net asset value and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Warrants. Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

* 17 moved from here; text not shown * 18 moved from here; text not shown * 19 moved from here; text not shown * 20 moved from here; text not shown * 21 moved from here; text not shown * 22 moved from here; text not shown * 23 moved from here; text not shown * 24 moved from here; text not shown * 25 moved from here; text not shown * 8 moved from here; text not shown * 9 moved from here; text not shown

* 10 moved from here; text not shown * 11 moved from here; text not shown * 12 moved from here; text not shown * 13 moved from here; text not shown * 26 moved from here; text not shown * 27 moved from here; text not shown * 28 moved from here; text not shown * 29 moved from here; text not shown * 30 moved from here; text not shown

Options on Securities. A Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

A Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

Each Portfolio has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


A Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Portfolio enters into such options transactions under the general supervision of the Portfolios' Trustees.

Options on Securities Indices. In addition to options on securities, each Portfolio may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

The International Equity Portfolio and the Pacific Basin Equity Portfolio may, to the extent allowed by Federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.


Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Portfolio's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.


Currency Exchange Transactions. Because each Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, a Portfolio from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.


Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Each Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of a Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Portfolio may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, a Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, Bankers Trust believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

** 8 Options on Foreign Currencies. Each Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

** 9 Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.


** 10 Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

** 11 Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

** 12 Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or securities acceptable to the broker in a segregated account with its custodian.

** 13 Each Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or securities acceptable to the broker in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

 Futures Contracts and Options on Futures Contracts.


* 7 moved from here; text not shown * 1 moved from here; text not shown * 2 moved from here; text not shown * 3 moved from here; text not shown


** 14 General. The successful use of such instruments draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

** 15 Futures Contracts. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

** 16 At the same time a futures contract is entered into, a Portfolio must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin deposit would be approximately 1 1/2% to 10% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

** 17 Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position on a commodities exchange in an identical futures contract . Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

** 18 The purpose of entering into a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities . For example, if interest rates were expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. A Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

** 19 Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

** 20 The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

** 21 In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolios, if the Adviser's investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.


Options on Futures Contracts. Each Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

** 22 The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

** 23 The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

** 24 The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

** 25 The Board of Trustees of each Portfolio has adopted a further restriction that the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

Futures Contracts on Domestic and Foreign Securities Indices. Each Portfolio may enter into contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities ("Futures Contracts"). This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio. A Futures Contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in Futures Contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although Futures Contracts would be entered into for hedging purposes only, such transactions do involve certain risks. These risks include a lack of correlation between the Futures Contract and the foreign equity market being hedged, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written for a Portfolio. A Portfolio may not purchase or sell a Futures Contract if immediately thereafter its margin deposits on its outstanding Futures Contracts, other than Futures Contracts used for hedging purposes, would exceed 5% of the market value of the Portfolio's total assets.

Asset Coverage. To assure that a Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, a Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Portfolio's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.


                            Additional Risk Factors

In addition to the risks discussed above, each Portfolio's investments may be subject to the following risk factors:

Foreign Securities. Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Investors should realize that the value of a Portfolio's foreign investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition or (or change in) exchange control or tax regulations in foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations, Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency or balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the Untied States. Any foreign investments made by a Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of a Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. In order to protect against uncertainty in the level of future foreign currency exchange rates, a Portfolio is also authorized to enter into certain foreign exchange transactions. Furthermore, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Finally, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Emerging Markets. The risks involved when investing in emerging markets are of a nature generally not encountered when investing in securities traded on major international markets.

The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) accounting, auditing and financial reporting standards applicable can be less demanding than the levels acceptable in the United States which can result in incomplete company information; and (v) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

Although external debt in most emerging markets is generally falling, it remains at high levels. This acts as a depressant on economic growth and limits access to global savings. As a result, many emerging markets are reliant on foreign capital inflows for fund development. During periods of uncertainty, foreign capital may be withdrawn from these economies, causing financial market weakness.

Investments in certain countries may require government approval which may restrict the size and nature of investments. These restrictions may limit a Portfolio's access to certain emerging markets. Additionally, the Adviser may be required to obtain government consent to redeem a Portfolio's capital and profits. Therefore, a Portfolio could encounter delays or refusals to grant permission for money to be removed from the country. This could impact the amount of cash available to meet shareholder redemptions.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

It should be noted that developments affecting investments cannot always be foreseen. Therefore, a shareholder may find it difficult to protect their investments against risk.

Foreign Securities: Special Considerations Concerning Eastern Europe. The Portfolios may invest in foreign securities issued by Eastern European countries. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict a Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States (consisting of the Republics of the former Union of Soviet Socialist Republics).

The economic situation remains difficult for Eastern European countries in transition from central planning, following what has already been a sizable decline in output. The contraction now appears to be bottoming out in parts of Eastern Europe. Following three successive years of output declines, there are preliminary indications of a turnaround in the former Czech and Slovak Federal Republic, Hungary and Poland; growth in private sector activity and strong exports now appear to have contained the fall in output. A number of their governments, including those of Hungary and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and a move toward free-market economies. But key aspects of the reform and stabilization efforts have not yet been fully implemented, and there remain risks of policy slippage. At present, no Eastern European country has a developed stock market, but Poland, Hungary and the Czech Republic have small securities markets in operation.

In many other countries of the region, output losses have been even larger. These declines reflect the adjustment difficulties during the early stages of the transition, high rates of inflation, the compression of imports, disruption in trade among the countries of the former Soviet Union, and uncertainties about the reform process itself. Large-scale subsidies are delaying industrial restructuring and are exacerbating the fiscal situation. A reversal of these adverse factors is not anticipated in the near term, and output is expected to decline further in most of these countries. In the Russian Federation and most other countries of the former Soviet Union, economic conditions are of particular concern because of economic instability due to political unrest and armed conflicts in many regions. Further, no accounting standards exist in Eastern European countries. Although certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to each Fund's shareholders.

Foreign Securities: Special Considerations Concerning Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The economies of Latin American countries may be predominantly based in only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Securities of issuers located in Latin America may have limited marketability and may be subject to more abrupt or erratic price movements.

The Portfolio invests in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Portfolio's securities are denominated may have a detrimental impact on the Fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Portfolio at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt, including the Portfolio, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Foreign Securities: Special Considerations Concerning the Pacific Basin. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.


The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid Asian securities markets, a Portfolio's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, a Portfolio's inability to dispose fully and promptly of positions in declining markets will cause the Portfolio's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.


Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

The Portfolio invests in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies.

Foreign Securities: Special Considerations Concerning China and China Region. China's economic reform plan was designed to bring in foreign investment capital and technological skills. The result has been a move towards a more mixed economy away from the previous centrally planned economy. The process of devolving responsibility for all aspects of enterprise to local management and authorities continues, even though the system of socialism with Chinese characteristics involves considerable influence by the central government on production and marketing.

In order to attract foreign investment, China has since 1978 designated certain areas of the country where overseas investors can receive special investment incentives and tax concessions. There are five Special Economic Zones (Shenzhen, Shantou and Zhuhai in Guangdong Province, Xiamen in Fujian Province and Hainan Island, which itself is a province). Fourteen coastal cities have been designated as "open cities" and certain Open Economic Zones have been established in coastal areas. Shanghai has established the Pudong New Area. Twenty-seven High and New Technology Industrial Development Zones have been approved where preferential treatment is given to enterprises which are confirmed as technology intensive.

China has had for many centuries a well deserved reputation for being closed to foreigners, with trade with the outside world being carried on under terms of extreme restriction and under central control. Such conditions were maintained in the first thirty years of the Communist regime which began in 1949; however, there have been several stages of evolution, from the institution of an industrialization program in the 1950s to a modernization policy commencing in 1978 which combined economic development with the beginnings of opening the country.


China governmental actions can have a significant effect on the economic conditions in China, which could adversely affect the value and liquidity of a Portfolio's investments. Although the Chinese government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.


The securities industry in China is not well developed. China has no securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which a Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Portfolio in particular securities.

China does not have a comprehensive system of laws, although substantial changes have occurred in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations, Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of any litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Portfolio, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the Chinese legal system develops, the promulgation of new laws, changes to existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Portfolio. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally.


There are currently two officially recognized securities exchanges in China -- The Shanghai Securities Exchange which opened in December 1990 and The Shenzhen Stock Exchange which opened in July 1991. Shares traded on these Exchanges are two types -- "A" shares which can be traded only by Chinese investors and "B" shares which can be traded only by individuals and corporations not resident in China.

In Shanghai, all "B" shares are denominated in Chinese renminbi ("RMB"), but all transactions in "B" shares must be settled in U.S. dollars, and all distributions made on "B" shares are payable in U.S. dollars, the exchange rate being the weighted average exchange rate for the U.S. dollar as published by the Shanghai Foreign Exchange Adjustment Centre.

In Shenzhen, the purchase and sale prices for "B" shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" shares are calculated in RMB but payable in Hong Kong dollars, the rate of exchange being the average rate published by Shenzhen Foreign Exchange Adjustment Centre.

There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" shares, subject to the payment of taxes imposed by China thereon.

Company law relating to companies limited by shares and regulations regarding the issuing of shares by equity joint ventures have not yet been developed on a national basis. The Shenzhen municipality issued regulations in 1992 relating to joint stock companies, and the Shanghai municipality has a draft joint stock company law under review. Regulations governing the trading of securities on both the Shenzhen and the Shanghai stock exchanges have been issued by each municipality; there is no national securities legislation as yet.


Economies of countries in the China region may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As an export-driven economy, the economy of China is affected by developments in the economies of its principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the U.S. President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

** 26 Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

** 27 Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

** 28 The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

** 29 As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

** 30 In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

High Yield Securities ("Junk Bonds"). Lower-rated long-term securities, including securities rated from BB to D by S&P or Baa to C by Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust, will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of the reduced creditworthiness and increased risk of default that these securities carry. Lower-rated long-term securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated long-term securities also involve greater sensitivity to significant increases in interest rates. Short-term corporate and market developments affecting the prices and liquidity of lower-rated long-term securities could include adverse news impacting major issues or underwriters or dealers in lower-rated long-term or unrated securities. In addition, since there are fewer investors in lower-rated long-term securities, it may be harder to sell securities at an optimum time.

An economic downturn may adversely affect the value of some lower-rated long-term bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated long-term bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated long-term securities may receive less principal and interest than originally expected at the time such bonds were purchased. In the event of a restructuring, the Portfolio may bear additional legal or administrative expenses in order to maximize recovery from an issuer. The secondary trading market for lower-rated long-term bonds is generally less liquid than the secondary trading market for higher-rated bonds.

The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other Portfolio securities will adversely affect the corresponding Fund's net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. As a matter of operating policy, the Latin American Equity Portfolio will not invest more than 10% of its total assets (at the time of purchase) in defaulted debt securities, which may be illiquid.

Risks of Investing in Medium- and Small-Capitalization Stocks. Historically, medium- and small-capitalization stocks have been more volatile in price than the larger-capitalization stocks included in the S&P 500. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as large company stocks rise, or rise in prices as large company stocks decline.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, each Fund seeks to achieve its investment objective by investing all of its Assets in the corresponding Portfolio, a separate registered investment company with the same investment objective as the corresponding Fund. Therefore, an investor's interest in the corresponding Portfolio's securities is indirect. In addition to selling a beneficial interest to the corresponding Fund, each Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of a Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in each Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in each Portfolio is available from Bankers Trust at 1-800-730-1313.

Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to a Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in a Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from a Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the corresponding Portfolio.

Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of each Portfolio is also not a fundamental policy. Shareholders of the Funds will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the corresponding Portfolio.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether a Portfolio should continue to hold the obligation. A description of the ratings is included in the Appendix herein.


                             Investment Restrictions


Fundamental Policies. The following investment restrictions are "fundamental policies" of each Fund and each Portfolio and may not be changed with respect to each Fund or Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectuses, means, with respect to each Fund (or Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the corresponding Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by that Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, no Portfolio (or Fund) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):


      (1)borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money (but only as a temporary measure for extraordinary or emergency purposes in the case of the International Equity Portfolio (Fund)), and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below (as an operating policy, the Portfolios may not engage in dollar-roll transactions);


      (2)underwrite securities issued by other persons except insofar as the Portfolios (Trust or the Funds) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

      (3)make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

      (4)purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

      (5)concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of a Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry; and

      (6)issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.


      (7)with respect to 75% of each Fund's (Portfolio's) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash-equivalents, U.S. government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.

Additional Restrictions. In order to comply with certain statutes and policies, each Portfolio (or the Trust, on behalf of each Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):


      (i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio
            (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

      (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

      (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;


       (iv) invest for the purpose of exercising control or management of another company;

       (v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio
            (Fund)  if  such  purchase  at the  time  thereof  would  cause:
            (a) more
            than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund), unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless
            (1) the Portfolio's investment adviser waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Portfolio incurs no sales charge in connection with the investment;


      (vi) invest more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

      (vii) invest more than 15% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in (a) securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. government securities), provided, however, that no more than 5% of the Portfolio's (Fund's) total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

      (viii)invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid);

      (ix) invest in securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio (Trust), or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Portfolio (Fund) one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

       (x) invest in warrants (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's (Fund's) net assets or if, as a result, more than 2% of the Portfolio's (Fund's) net assets (with the exception of the Pacific Basin Equity Portfolio
            (Fund) which may invest up to 10% of its net assets in warrants) would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws;

      (xi) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or securities acceptable to the broker equal in value to the amount the Portfolio
            (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

      (xii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.


Each Fund will comply with the state securities laws and regulations of all states in which it is registered. Each Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the corresponding Fund, or any other registered investment company investing in the Portfolio, is registered.


                 Portfolio Transactions and Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for a Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.


The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of Bankers Trust as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing each Portfolio's assets, as well as the assets of other clients.


Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to a Portfolio and to the Adviser, it is the opinion of the management of the Portfolios that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolios, and not all such information is used by the Adviser in connection with the Portfolios. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolios.

In certain instances there may be securities which are suitable for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for a Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned. However, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for the Portfolio.


For the fiscal years ended September 30, 1998, 1997 and 1996, International Equity Portfolio paid brokerage commissions in the amount of $_______, $1,733,727 and $603,995, respectively.

For the period June 30, 1998 (commencement of operations) to September 30, 1998, International Small Company Equity Portfolio paid brokerage commissions in the amount of $_______.

For the fiscal years ended September 30, 1998, 1997 and 1996, the Global Emerging Markets Equity Portfolio paid brokerage commissions in the amount of $_____, $_____ and $_____, respectively.

For the fiscal years ended September 30, 1998, 1997 and 1996, Pacific Basin Equity Portfolio paid brokerage commissions in the amount of $_____, $398,743 and $323,957, respectively.

For the fiscal years ended September 30, 1998, 1997 and 1996, Latin American Equity Portfolio paid brokerage commissions in the amount of $______, $69,625 and $164,049, respectively.


                            PERFORMANCE INFORMATION


                        Standard Performance Information


From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. Mutual fund performance is commonly measured as total return and/or yield. Each Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

      Yield: Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

      Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements. This difference may be significant for a Fund investing in the Portfolio whose investments are denominated in foreign currencies.

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return (see "Total Return" below) of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the expenses of the Fund or Portfolio.

      Total return: Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.



                                                              Cumulative Total Return     Annualized Total Return
              Total Return for the    Total Return for the    For the Period From         For the Period From
                One Year Ended        Five Years Ended        Commencement of Operations  Commencement of Operations
               September 30,  1998    September 30,  1998     Through September 30, 1998  Through September 30, 1998
International
Equity  Fund(1)        _____%            _____%                  ______%                        _____%
International
Small Company
Equity Fund(2)         _____%            _____%                  ______%                        _____%
Global Emerging
Markets Equity
Fund(3)                _____%            _____%                  ______%                        _____%
Pacific Basin
Equity  Fund(4)        _____%              N/A                   ______%                        _____%
Latin American
Equity  Fund(5)        _____%              N/A                   ______%                        _____%

(1)Fund commenced operations on August 4, 1992.
(2)Fund commenced operations June 30, 1998.
(3)Fund commenced operations June 30, 1998.
(4)Fund commenced operations on November 1, 1993.
(5)Fund commenced operations on October 25, 1993.

      Performance Results: Total returns and yields are based on past results and are not an indication of future performance. Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                         Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

Investor's Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morningstar Inc., a publisher of financial information and mutual fund research.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

ValueLine, a biweekly publication that reports on the largest 15,000 mutual funds.

     Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.


   Prior Performance of BT Fund Managers (International) Limited and BT Funds
            Management Limited (Global Emerging Markets Equity Fund)

Set forth below is certain composite information regarding the performance for certain periods through ______ __, 1998, of five funds each of which is advised or sub-advised by either BT Fund Managers (International) Limited ("BT Fund Managers International") or BT Funds Management Limited ("BT Funds Management"). Although the investment objectives, policies and strategies of these funds are substantially the same as those of the Fund, it should be noted that none of these funds are registered as investment companies under the 1940 Act or subject to the provisions of the Code governing "regulated investment companies," nor are any of them subject to investment restrictions that are identical to those that apply to the Fund. The funds are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite funds set forth herein. Therefore, the performance of the funds set forth herein may be better or worse than it would have been had all of the funds been subject to such requirements.

The composite table below reflects the performance of the following types of funds: two bank commingled funds which are primarily available to U.S. retirement plans that are subject to ERISA ("BT Pyramid Global Emerging Markets Fund" and "BT Pyramid Emerging Markets Equity Fund"); one offshore fund which is available to non-U.S. and non-Australian institutions ("BT Global Series Emerging Markets Equity Fund"); one offshore fund which is available to Australian institutions ("BT Emerging Markets Fund"); and the emerging markets portfolio of an investment vehicle established for Australian pension money ("BT Retirement Fund-Emerging Markets Portfolio"). Although (1) the two bank commingled funds are managed by the Adviser and are sub-advised by BT Fund Managers International, (2) the offshore fund that is available to non-U.S. and non-Australian institutions is advised by BT Fund Managers International and (3) the other two funds are managed by BT Funds Management, all five funds are managed by the same investment personnel that will manage the Fund, and they will have the same degree of discretion in managing the Fund as they did with the composite funds (subject to limitations imposed by applicable U.S. regulations, including the 1940 Act).

Performance information for the five funds described above is provided below on a composite basis, showing the combined performance of the funds over various periods of time up to three years (the first full calendar year of operations for the oldest of the funds included in the composite was 1995). Of the funds that comprise the composite, only one fund has been operational for the three year period indicated. The other funds were added to the composite at their inception or at the time when their investment objectives became substantially similar to those of the Fund. BT Pyramid Global Emerging Markets Fund commenced operations on October 31, 1996, but took until January 31, 1997 to be in a structure that was substantially similar to the other funds in the composite. As such, its performance is included in the composite as of January 31, 1997. For the same reason, performance of the following funds has been included as of a date after their inception. BT Global Series Emerging Markets Equity Fund commenced operations on March 31, 1995 and its performance is included as of April 31, 1995. BT Emerging Markets Fund commenced operations on June 13, 1997 and its performance is included as of July 31, 1997.

BT Pyramid Emerging Markets Equity Fund commenced operations as at March 31, 1996. Its performance is included in the composite as of July 31, 1997 due to the fact that prior to that date, the portfolio structure of the fund was not substantially similar to those of the other four funds in the composite. In addition, prior to March 31, 1997 the fund was not managed by BT Fund Managers International and BT Funds Management personnel but rather by different personnel within the Bankers Trust Group. The fund underwent portfolio reconstruction during the period from March 31 to July 31, 1997.

The prior performance information below is presented net of (or after payment of) fees and expenses by the relevant funds. These fees and expenses averaged approximately 0.88% per year of the average assets under management. It is anticipated that the Fund, during its initial period of operation, will incur expenses at an annualized rate of 1.70% of its average daily net assets (which the Adviser has undertaken to reduce to 1.45% through fee waivers and/or expense reimbursements). Had the funds reflected in the table below been subject to fees and expenses at the higher level expected to be incurred by the Fund, the performance shown below would be reduced by an amount approximately equal to the difference between the Fund's anticipated expenses and the approximate expenses incurred by the funds included in the table.

The performance below is compared to the Morgan Stanley Capital International ("MSCI") Emerging Markets Free Total Return Index which is an index of securities of companies domiciled in countries determined by MSCI to be emerging markets. Since the index reflects the performance of unmanaged portfolio of securities, the performance of the index is not subject to any fees or expenses, nor is it subject to any brokerage fees or other transaction costs.

The prior performance shown below should not be considered a representation of future performance of the Fund.

Performance (net of fees and expenses) through ______ __, 1998 (% in US dollars)

-------------------------------------------------------------------------------
                                                     Annualized
-------------------------------------------------------------------------------
                                         1 year        2 years       3 years
                                         ------        -------       -------
-------------------------------------------------------------------------------
BT Emerging Market Equities Composite    _____%          ____%         ____%
MSCI Emerging Markets Free Total Return
   Index                                 _____%          ____%         ____%
-------------------------------------------------------------------------------

Performance figures above represent the asset-weighted composite of five global emerging markets portfolios with investment objectives substantially similar to those of the Fund. The performance presented herein for two of the portfolios has been converted into U.S. dollars from Australian dollars as of the last day of each month using the London Close exchange rate. The other three portfolios are U.S. dollar denominated. Performance figures are net of fees and reflect the reinvestment of all investment income, including dividends and capital gains.

                        Economic and Market Information

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICE, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as business and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.

           VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND


                            Valuation of Securities

The net asset value ("NAV") per Share is calculated once on each Valuation Day as of the close of regular trading on the NYSE (the "Valuation Time"), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV per Share is computed by dividing the value of each Fund's assets (i.e., the value of its investment in the corresponding Portfolio and other assets), less all liabilities attributable to the Shares, by the total number of Shares outstanding as of the Valuation Time. Each Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities major trading exchange or may be determined through use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by each Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

            type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that a Portfolio purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.


                              Purchases of Shares

The Trust accepts purchase orders for Shares of each Fund at the NAV per Share next determined after the order is received on each Valuation Day. Shares may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for Shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trust and Bankers Trust have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Certificates for Shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy Shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for Shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.


Minimum Investments
To open an account                          $2,500
For retirement accounts                        500
Through automatic investment plans           1,000

To add to an account                          $250
For retirement accounts                        100
Through automatic investment plans             100

Minimum Balance                             $1,000
For retirement accounts                       None

If you are new to BT Investment Funds, complete and sign an account application and mail it along with your check to the address listed below. For an account application, call the BT Service Center at 1-800-730-1313.

      BT Service Center
      P.O. Box 419210
      Kansas City, MO 64141-6210

Overnight mailings:

      BT Service Center
      210 West 10th Street, 8th Floor
      Kansas City, MO 64105-1716

If you have money invested in a fund in the BT Family of Funds, you can:

o     Mail an account application with a check,

o     Wire money into your account,

o Open an account by exchanging from another fund in the BT Family of Funds, or

o     Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Investment Professional or BT Retirement Services Center at 1-800-677-7596 for more information and a retirement account application.

Additional Information About Buying Shares

            To Open an Account            To Add to an Account
By Wire     Call the BT Service Center at    Call your Investment Professional or wire
            1-800-730-1313 to receive wire   additional investment to:
            instructions for account
            establishment.                   Routing No.:  021001033
                                             Attn:  Bankers Trust/IFTC Deposit
                                             DDA No.:  00-226-296
                                             FBO:  (Account name)
                                                   (Account Number)
                                             Credit:  Fund Number (see below)
                                                      Investment International
                                                      Equity Fund - 463
                                                      International Small
                                                      Company Equity Fund - 808
                                                      Global Emerging Markets
                                                      Equity Fund - 809
                                                      Investment Pacific Basin
                                                      Equity Fund - 496
                                                      Investment Latin American
                                                      Equity Fund - 497

                                             Specify the complete name of the
                                             Fund of your choice, and include
                                             your account number and your name.

By Phone    Contact your Service Agent,      Contact your Service Agent,
            Investment Professional, or      Investment Professional, or
            call BT's Service Center at      call BT's Service Center at
            1-800-730-1313.  If you are an   1-800-730-1313.  If you are an
            existing Shareholder, you may    existing Shareholder, you may
            exchange from another BT         exchange from another BT
            account with the same            account with the same
            registration, including name,    registration, including name,
            address, and taxpayer ID number. address, and taxpayer ID
                                             number.

By Mail Complete and sign the account Make your check payable to the application. Make your check complete name of the Fund of payable to the complete name of your choice. Indicate your the Fund of your choice. Mail Fund account number on your to the appropriate address check and mail to the address indicated on the application. printed on your account statement.


                              Redemption of Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your Shares. Your Shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for Shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value.

To sell Shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.

If you are selling some but not all of your non-retirement account Shares, leave at least $1,000 worth of shares in the account to keep it open.

To sell Shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o     Your account registration has changed within the last 30 days,

o The check is being mailed to a different address than the one on your account (record address),

o     The check is being made payable to someone other than the account owner,

o The redemption proceeds are being transferred to a BT account with a different registration, or

o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.


Additional Information About Selling Shares
By Wire - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

In Writing - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:

      BT Service Center
      P.O. Box 419210
      Kansas City, MO 64141-6210

Overnight mailings:

      BT Service Center
      210 West 10th Street, 8th Floor
      Kansas City, MO 64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.


Investor Services
BT Investment Funds provide a variety of services to help you manage your account.


Information Services
Statements and reports that your Investment Professional or the Transfer Agent may send to you include the following:

o Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration)

o     Account statements (monthly)

o     Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the Fund. Call your Investment Professional or the BT Service Center at 1-800-730-1313 if you need additional copies of financial reports.


Exchange Privilege
Shareholders may exchange their Shares for shares of certain other funds in the BT Family of Funds registered in their state. To make an exchange, follow the procedures indicated in "Purchase of Shares" and "Redemption of Shares" herein. Before making an exchange, please note the following:

o Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

o Your new account will have the identical account registration including the same name, address and taxpayer identification number as your existing account(s).

o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

Note that exchanges out of the Fund may be limited to four per calendar year and any exchange may have tax consequences for you.


Systematic Programs
To move money from your bank account to BT Investment Funds

  Minimum      Minimum
  Initial    Subsequent      Frequency       Setting up or changing
  -------    ----------      ---------       ----------------------
$1,000       $100        Monthly,          For a new account,
                         bimonthly,        complete the appropriate
                         quarterly or      section of the
                         semi-annually     application.

                                           For existing accounts, call your
                                           Investment Professional for an
                                           application. To change the amount or
                                           frequency of your investment, contact
                                           your Investment Professional directly
                                           or call 1-800-730-1313. Call at least
                                           10 business days prior to your next
                                           scheduled investment
                                           date.


Systematic Withdrawal Program lets you set up periodic redemptions from your account.

Minimum          Frequency       Setting up or changing
-------          ---------       ----------------------
$1,000       Monthly,          To establish, call your
             quarterly or      Investment Professional
             semi-annually or  or call 1-800-730-1313.
             annually          The accounts from which
                               the withdrawals will be processed must have a minimum balance of $10,000, other than retirement accounts subject to required minimum distributions.

Tax-Saving Retirement Plans
Retirement plans offer significant tax savings and are available to individuals, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact Bankers Trust for further information. Bankers Trust can set up your new account in the Fund under a number of several tax-savings or tax-deferred plans. Minimums may differ from those listed elsewhere in this SAI.

o Individual Retirement Accounts (IRAs): personal savings plans that offer tax advantages for individuals to set aside money for retirement and allow new contributions of $2, 000 per tax year.

o Rollover IRAs: tax-deferred retirement accounts that retain the special tax advantages of lump sum distributions from qualified retirement plans and transferred IRA accounts.


                        Redemptions and Purchases in Kind

The Trust, on behalf of each Fund, and each Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund, and each Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund and each Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund or Portfolio, as the case may be, at the beginning of the period.

Each Portfolio has agreed to make a redemption in kind to the corresponding Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the corresponding Portfolio and in no case will they receive a security issued by the Portfolio. Each Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.


Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Valuation of Securities" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax adviser for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.


                          Trading in Foreign Securities

Trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange ("NYSE"). In computing the net asset values, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.


                    MANAGEMENT OF THE TRUST AND THE PORTFOLIOS     The Trust and
each Portfolio are governed by a Board of Trustees which is responsible for protecting the interests of investors. A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that some of the same individuals are Trustees of the Trust and the Portfolios, up to and including creating separate boards of trustees.

Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds or Portfolios they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Funds/Portfolios and review the Funds' performance.

The Trustees and officers of the Trust and Portfolios, their birthdate and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 05230-0897.


                              Trustees of the Trust

S. LELAND DILL (birthdate: March 28, 1930 ) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

KELVIN J. LANCASTER  (birthdate:  December  10,  1924)  --  Trustee;  Professor,
Department  of  Economics,   Columbia  University.  His  address  is  35
Claremont Avenue, New York, New York 10027.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

                            Trustees of the Portfolios

CHARLES P. BIGGAR (birthdate: October 14, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.


                       Officers of the Trust and Portfolios

Unless otherwise specified, each officer listed below holds the same position with the Trust and each Portfolio.

RONALD M. PETNUCH (birthdate: February 27, 1960) -- President and Treasurer; Senior Vice President, Federated Services Company ("FSC"); formerly, Director of Proprietary Client Services, Federated Administrative Services ("FAS"), and Associate Corporate Counsel, Federated Investors ("FI").

CHARLES L. DAVIS, JR. (birthdate: March 23, 1960) -- Vice President and Assistant Treasurer; Vice President, FAS.

JAY S. NEUMAN (birthdate: April 22, 1950) -- Secretary; Corporate Counsel, FI.


No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust or the Portfolios. No director, officer or employee of ICC Distributors or any of its affiliates will receive any compensation from the Trust or the Portfolios for serving as an officer or Trustee of the Trust or a Portfolio.

                            Trustee Compensation Table

                       Aggregate         Aggregate        Total Compensation
Name of Person,      Compensation       Compensation     from Fund Complex***
Position              from Trust*     from Portfolios**    Paid to Trustees+
--------              -----------     -----------------    -----------------
S. Leland Dill,         $13,125           $13,750                $27,500
Trustee of Trust
and Portfolios

Kelvin J. Lancaster,    $13,125           N/A                    $27,500
Trustee of Trust

Philip Saunders, Jr.,   $13,125           $13,750                $27,500
Trustee of Trust
and Portfolios

Charles P. Biggar,       N/A              $13,750                $27,500
Trustee of Portfolios
--------------------------------------------------------------------------------


*The aggregate compensation is provided for the BT Investment Funds which is comprised of 17 funds. Information is furnished for the Trust's most recent fiscal year ended September 30, 1998.

**The aggregate compensation is provided for International Equity Portfolio and BT Investment Portfolios. Information is furnished for the Trust's most recent fiscal year ended September 30, 1998.


***Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Short

Intermediate US Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio and Capital Appreciation Portfolio.


+ The compensation is provided for the calendar year ended December 31, 1998.


Bankers Trust reimbursed the Funds and Portfolios for a portion of their
Trustees fees for the period above.   See "Investment Adviser" and
"Administrator" below.


As of December 31, 1998, the Trustees and Officers of the Trust and the Portfolios owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).

As of December 31,  1998, the following  shareholders  of record owned 5% or
more of  the  outstanding  voting  shares  of   International  Equity  Fund: [TO
BE PROVIDED].

As of December 31, 1998, the following shareholders of record owned 5% or more of the outstanding voting shares of International Small Company Equity Fund:
[TO BE PROVIDED].

[Update] As of December 31, 1998, the following shareholders of record owned 5% or more of the outstanding voting shares of Global Emerging Markets Equity Fund: [TO BE PROVIDED].

As of December 31, 1998, the following shareholders of record owned 5% or more of the outstanding voting shares of Pacific Basin Equity Fund:
[TO BE PROVIDED].

As of December 31, 1998, the following shareholders of record owned 5% or more of the outstanding voting shares of Latin American Equity Fund:
[TO  BE PROVIDED].



                               Investment Adviser

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each of its Funds by investing all the Assets of the Fund in the corresponding Portfolio. Each Portfolio has retained the services of Bankers Trust as Adviser.

Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic
institutional market.      Under the terms of each Portfolio's investment
advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with each Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage each Portfolio in accordance with the Portfolio's investment objectives, restrictions and policies; (iii) make investment decisions for each Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of each Portfolio.


Bankers Trust bears all expenses in connection with the performance of services under each Advisory Agreement. The Trust and each Portfolio bears certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or the Portfolio who are not officers, directors or employees of Bankers Trust, ICC Distributors or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

The Investment Advisory Agreement provides for each Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, equal on an annual basis to the following percentages of the average daily net assets of the Portfolio for its then-current fiscal year: International Equity Portfolio, 0.65%; International Small Company Equity Portfolio, 1.10%; Global Emerging Markets Equity Portfolio, 1.10%; Pacific Basin Equity Portfolio, 0.75%; and Latin American Equity Portfolio, 1.00%. Under certain circumstances Bankers Trust has agreed to pay fees to certain securities brokers, dealers and other entities that facilitate the sale of Fund shares, and in connection therewith provide administrative, shareholder, or distribution related services to the Fund or its shareholders. Fees paid to entities that administer mutual fund "supermarkets" may be higher than fees paid for other types of services.

For the fiscal years ended September 30, 1998, 1997 and 1996, Bankers Trust accrued $_______, $2,060,310 and $759,552, respectively, in compensation for investment advisory services provided to International Equity Portfolio. During the same periods, Bankers Trust reimbursed $_________, $529,390 and $229,297, respectively, to the Portfolio to cover expenses.

For the period June 30, 1998 (commencement of operations) through September 30, 1998, Bankers Trust accrued $________ in compensation for investment advisory services provided to International Small Company Equity Portfolio. During the same period, Bankers Trust reimbursed $_______ to the Portfolio to cover expenses.

For the period June 30, 1998 (commencement of operations) through September 30, 1998, Bankers Trust accrued $________ in compensation for investment advisory services provided to Global Emerging Markets Equity Portfolio. During the same period, Bankers Trust reimbursed $_______ to the Portfolio to cover expenses.

For the fiscal years ended September 30, 1998, 1997 and 1996, Bankers Trust accrued $_______, $240,868 and $211,122, respectively, in compensation for investment advisory services provided to Pacific Basin Equity Portfolio. During the same periods, Bankers Trust reimbursed $_______, $45,345 and $30,450, respectively, to the Portfolio to cover expenses.

For the fiscal years ended September 30, 1998, 1997 and 1996, Bankers Trust accrued $______, $275,540 and $151,004, respectively, in compensation for investment advisory services provided to Latin American Equity Portfolio. During the same periods, Bankers Trust reimbursed $_______, $88,310 and $46,928, respectively, to the Portfolio to cover expenses.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolios, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolios that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolios, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

Each Fund's prospectus contains disclosure as to the amount of Bankers Trust's investment advisory and administration and services fees, including waivers thereof. Bankers Trust may not recoup any of its waived investment advisory or administration and services fees. Such waivers by Bankers Trust shall stay in effect for at least 12 months.


                              Sub-Investment Adviser


Bankers Trust has entered into sub-investment advisory agreements (the "Sub-Advisory Agreements") with respect to each Portfolio (except for the International Equity Portfolio) with BT Funds Management (International) Limited ("BT Funds Management International") a wholly owned subsidiary of Bankers Trust Australia Limited ("BTAL") in Sydney. BTAL is a wholly owned subsidiary of Bankers Trust New York Corporation. BT Funds Management, adviser of two of the funds in the composite performance table for Global Emerging Markets Equity Portfolio, is a wholly owned subsidiary of BTAL. Identical investment personnel at BT Funds Management International and BT Funds Management currently manage each of the five funds included in the performance composite for the Global Emerging Markets Equity Portfolio. Under the Sub-Advisory Agreements, Bankers Trust may receive investment advice and research services with respect to companies based in the Pacific Basin and Latin America and may grant BT Funds Management International investment management authority as well as the authority to buy and sell securities . Under the Sub-Advisory Agreements for the Global Emerging Markets Equity Portfolio and International Small Company Equity Portfolio, BT Funds Management International receives a fee from Bankers Trust for providing investment advice and research services, accrued daily and paid monthly, equal to 100% of the advisory fee earned by Bankers Trust with respect to that portion of each Portfolio that the Sub-Adviser manages. Notwithstanding the foregoing, all fees paid by Bankers Trust to the Sub-Adviser for the Global Emerging Markets Equity Portfolio and the International Small Company Equity Portfolio shall be paid after the application of waivers and/or reimbursements, if any. Under the Sub-Advisory Agreements for the the Pacific Basin Equity Portfolio and Latin American Equity Portfolio, BT Funds Management International receives a fee from Bankers Trust for providing investment advice and research services, accrued daily and paid monthly, at the annual rate of 0.60% of the average daily assets of each Portfolio.

BTAL, which was granted a banking license in 1986, is the parent of Bankers Trust Australia Group which has offices is Sydney, Melbourne, Perth, Brisbane, Adelaide, London and Hong Kong. A representative office of Bankers Trust Company was opened in Australia in 1966 and Australian merchant banking operations commences in 1969. A related organization, Bankers Trust New Zealand Limited, was established in 1986. Although BTAL has not previously served as investment adviser for a registered investment company, BTAL provides investment services for a range of clients.


                                  Administrator

Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and each Portfolio reasonably deem necessary for the proper administration of the Trust or a Portfolio. Bankers Trust will generally assist in all aspects of the Funds' and Portfolios' operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), FSC performs such sub-administration duties for the Trust and the Portfolios as from time to time may be agreed upon by Bankers Trust and FSC. The Sub-Administration Agreement provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and Bankers Trust. All such compensation will be paid by Bankers Trust.


For the fiscal years ended September 30, 1998, 1997 and 1996, Bankers Trust accrued $__________, $2,601,064 and $982,662, respectively, in compensation for administrative and other services provided to the International Equity Fund. During the same periods, Bankers Trust reimbursed $_______, $49,137 and $74,494, respectively, to cover expenses. For the same periods, Bankers Trust received $________, $475,456 and $175,281, respectively, in compensation for administrative and other services provided to International Equity Portfolio.

For the period June 30, 1998 (commencement of operations) through September 30, 1998, Bankers Trust accrued $_______ in compensation for administrative and other services provided to the International Small Company Equity Fund. During the same period, Bankers Trust reimbursed $_______ to cover expenses. For the same period, Bankers Trust received $_______ in compensation for administrative and other services provided to International Small Company Equity Portfolio. For the period June 30, 1998 (commencement of operations) through September 30, 1998, Bankers Trust accrued $_______ in compensation for administrative and other services provided to Global Emerging Markets Equity Fund. During the same period, Bankers Trust reimbursed $_______ to cover expenses. For the same period, Bankers Trust received $_______ in compensation for administrative and other services provided to Global Emerging Markets Equity Portfolio.

For the fiscal years ended September 30, 1998, 1997 and 1996, Bankers Trust accrued $_______, $240,390 and $210,057, respectively, in compensation for administrative and other services provided to Pacific Basin Equity Fund. During the same periods, Bankers Trust reimbursed $_______, $47,069 and $56,703, respectively, to cover expenses. For the same periods, Bankers Trust received $_______, $80,289 and $70,374, respectively, in compensation for administrative and other services provided to Pacific Basin Equity Portfolio.

For the fiscal years ended September 30, 1998, 1997 and 1996, Bankers Trust accrued $______, $261,394 and $143,318, respectively, in compensation for administrative and other services provided to Latin American Equity Fund. During the same periods, Bankers Trust reimbursed $_______, $32,222 and $53,312, respectively, to cover expenses. For the same periods, Bankers Trust received $________, $55,108 and $30,201, respectively, in compensation for administrative and other services provided to Latin American Equity Portfolio.

Bankers Trust has agreed that if in any fiscal year the aggregate expenses of any Fund and its respective Portfolio (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over a Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law.


                           Custodian and Transfer Agent

Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza), New York, New York, 10006, serves as Custodian for the Trust and for each Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Funds' and each Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of each Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Funds or the Portfolios for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                   Use of Name

The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment adviser to the Portfolios. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.


                            Banking Regulatory Matters

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolios contemplated by the Advisory Agreements and other activities for the Funds and the Portfolios described in the Prospectuses and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolios. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.


                       Counsel and Independent Accountants


Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as Counsel to the Trust and each Portfolio. PricewaterhouseCoopers LLP, 1100 Main Street, Suite 900, Kansas City, Missouri 64105 acts as Independent Accountants of the Trust and each Portfolio.



                            ORGANIZATION OF THE TRUST

The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. The Trust is an entity commonly known as a "Massachusetts business trust." Each Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. Each Fund is a separate series of the Trust. Each of the International Small Company Equity Portfolio, Global Emerging Markets Equity Portfolio, Pacific Basin Equity Portfolio and Latin American Equity Portfolio is a separate subtrust of BT Investment Portfolios, a New York master trust fund. The International Equity Portfolio is a New York trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series. The Trust and BT Investment Portfolios reserve the right to add additional series in the future. The Trust also reserves the right to issue more than one class of Shares of each Fund.

The Trust or a Portfolio may hold special meetings and mail proxy materials. These meetings may be called to elect or remove trustees, change fundamental policies, approve the Portfolio's investment advisory agreement, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Trust's Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of each Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of each Fund are not entitled to vote on trust matters that do not affect the Fund. All series of the Trust will vote together on certain matters, such as electing trustees or approving independent public accountants. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office, will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

The Portfolio, in which all the Assets of each Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that each Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes. As of December 31, 1998, the following shareholders of record owned 25% or more of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders: [To be provided].

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.


Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust was organized under the name BT Tax-Free Investment Trust and assumed its current name of BT Investment Funds on May 16, 1988.

Except as described below, whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders. However, subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

                                     TAXATION


                           Dividends and Distributions

Each Fund distributes substantially all of its net income and capital gains to shareholders each year. Each Fund distributes capital gains annually. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

Each Fund intends to qualify as a regulated investment company, as defined in the Code. Provided each Fund meets the requirements imposed by the Code and distributes all of its income and gains, a Fund will not pay any federal income or excise taxes.

Distributions from each Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. Each Fund's capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional Shares. Distributions declared to shareholders of record in October, November or December and paid as if paid in January are taxable on December 31. Each Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received on the part year.

On the ex-date for a distribution from capital gains, each Fund's Share value is reduced by the amount of the distribution. If you buy Shares just before the ex-date ("buying a dividend"), you will pay the full price for the Shares and then receive a portion of the price back as a taxable distribution.

                              Taxation of the Funds

As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains, and therefore do not anticipate incurring Federal income tax liability.


If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.


Each Fund shareholder will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions.


Pacific Basin Equity Portfolio, International Equity Portfolio and Latin American Equity Portfolio

Foreign Securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries will vary.

If the Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, such as the corresponding Fund, which have invested in the Portfolio. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the corresponding Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Portfolio's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country.


The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as U.S. source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

                            Taxation of the Portfolios

The Portfolios are not subject to Federal income taxation. Instead, the Fund and other investors investing in a Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.


Distributions received by a Fund from the corresponding Portfolio generally will not result in the Fund recognizing any gain or loss for Federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; and
(3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and consists solely of cash and/or unrealized receivables. A Fund's basis in its interest in the corresponding Portfolio generally will equal the amount of cash and the basis of any property which the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.



                                  Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The investment by each Fund in the corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

Each Portfolio is organized as a New York trust. Each Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


                               FINANCIAL STATEMENTS


The financial statements for each Fund or Portfolio for the fiscal period ended September 30, 1998, are incorporated herein by reference to the Annual Report to shareholders for each Fund dated September 30, 1998. A copy of a Fund's and corresponding Portfolio's Annual Report may be obtained without charge by contacting the respective Fund.

                                     APPENDIX

Description of Moody's Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Corporate Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Description of S&P commercial paper ratings:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody's commercial paper ratings:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of S&P Municipal Bond Ratings:

AAA - Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA - High Grade - The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A - Good Grade - Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody's Municipal Bond Ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P Municipal Note Ratings:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or -2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rates SP-2 have a satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Note Ratings:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG2 are of high quality, with ample margins of protection, although not as large as the preceding group.

S&P's Commercial Paper Ratings:

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

             Investment Adviser and Administrator of each Portfolio
                             BANKERS TRUST COMPANY

                                  Distributor

                             ICC DISTRIBUTORS, INC.


                          Custodian and Transfer Agent
                             BANKERS TRUST COMPANY

                            Independent Accountants

                           PRICEWATERHOUSECOOPERS LLP


                                    Counsel
                            WILLKIE FARR & GALLAGHER


                               --------------------

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
                              --------------------






CUSIP# 055922801
CUSIP# 055922777
CUSIP# 055922819
CUSIP# 055922769
CUSIP# 055922868
CUSIP# 055922736
CUSIP# 055922785
COMBINV400 (1/98)
[UPDATE CUSIP NUMBERS]







PART C        OTHER INFORMATION

ITEM 23.

      (a) (i) Conformed Copy of Declaration of Trust of the Trust; 9 (ii) Supplement to Declaration of Trust; 9 (iii) Second Supplement to Declaration of Trust; 9
      (b)     Copy of By-Laws of the Trust; 9
      (c) Copy of Specimen stock certificates for shares of beneficial interest of the Trust; 1
      (d)     Not applicable.
      (e)     Conformed Copy of Distributor's Contract; +
      (f)     Not applicable.
      (g) Conformed Copy of Custodian Agreement between the Registrant and Bankers Trust Company; 12
              (i) Conformed Copy of Amendment #2 to Exhibit A of the Custodian
                  Agreement; 14
              (ii)Conformed copy of Cash Services Addendum to Custodian
                  Agreement; 16
      (h)     (i) Administration and Services Agreement; 6
              (ii)  Schedule of Fees under Administration and Services
                    Agreement; 7
              (iii)      Exhibit D to the Administration and Services
                         Agreement; +
              (iv) Conformed Copy of Agreement to Provide Shareholder Services for BT PreservationPlus Income Fund; +
              (v) Conformed Copy of Shareholder Services Plan with respect to BT PreservationPlus Income Fund; +
      (i)     Not applicable.
      (j)     Not applicable.
-----------------------------------
+ All exhibits have been filed electronically.

1. Incorporated by reference to the Registrant's registration statement on Form N-1A ("Registration Statement") as filed with the Securities and Exchange Commission ("Commission") on October 24, 1986.

6. Incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement as filed with the Commission on April 30, 1993.

7. Incorporated by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement as filed with the Commission on November 8, 1993.

9. Incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement as filed with the Commission on July 31, 1995.

12. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement as filed with the Commission on July 1, 1997.

14. Incorporated by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement as filed with the Commission on January 28, 1998.

16. Incorporated by reference to Post-Effective Amendment No. 50 to Registrant's Registration Statement as filed with the Commission on June 30, 1998

      (k)     Not applicable.
      (l)     Not applicable.
      (m)     Not Applicable.
      (n)     Not applicable.
      (o)     Not applicable.
      (p)     Conformed Copy of Power of Attorney; 13

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

         Not applicable.


ITEM 25.   INDEMNIFICATION; 11





11. Incorporated by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement as filed with the Commission on April 29, 1996.

13. Incorporated by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement as filed with the Commission on September 10, 1997.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

Bankers Trust serves as investment adviser to the Fund's Portfolio. Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market. To the knowledge of the Trust, none of the directors or officers of Bankers Trust, except those set forth below, is or has been at anytime during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Bankers Trust Corporation. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature. These persons may be contacted c/o Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

George B. Beitzel, International Business Machines Corporation, Old Orchard Road, Armonk, NY 10504. Director, Bankers Trust Company; Retired Senior Vice President and Director, International Business Machines Corporation; Director, Computer Task Group; Director, Phillips Petroleum Company; Director, Caliber Systems, Inc. (formerly, Roadway Services Inc.); Director, Rohm and Haas Company; Director, TIG Holdings; Chairman Emeritus of Amherst College; and Chairman of the Colonial Williamsburg Foundation.

Richard H. Daniel, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Vice Chairman and Chief Financial Officer, Bankers Trust Company and Bankers Trust Corporation; Beneficial owner, General Partner, Daniel Brothers, Daniel Lingo & Assoc., Daniel Pelt & Assoc.; Beneficial owner, Rhea C. Daniel Trust.

Philip A. Griffiths, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Institute for Advanced Study; Director, Bankers Trust Company; Chairman, Committee on Science, Engineering and Public Policy of the National Academies of Sciences and Engineering & the Institute of Medicine; Chairman and member, Nominations Committee and Committee on Science and Engineering Indicators, National Science Board; and Trustee, North Carolina School of Science and Mathematics and the Woodward Academy.

William R. Howell, J.C. Penney Company, Inc., P.O. Box 10001, Plano, TX 75301-0001. Chairman Emeritus, J.C. Penney Company, Inc.; Director, Bankers Trust Company; Director, Exxon Corporation; Director, Halliburton Company; Director, Warner-Lambert Corporation; Director, The Williams Companies, Inc.; and Director, National Retail Federation.

Vernon E. Jordan, Jr., Akin, Gump, Strauss, Hauer & Feld, LLP, 1333 New Hampshire Ave., N.W., Washington, DC 20036. Senior Partner, Akin, Gump, Strauss, Hauer & Feld, LLP; Director, Bankers Trust Company; Director, American Express Company; Director, Dow-Jones, Inc.; Director, J.C. Penney Company, Inc.; Director, Revlon Group Incorporated; Director, Ryder System, Inc.; Director, Sara Lee Corporation; Director, Union Carbide Corporation; Director, Xerox Corporation; Trustee, Brookings Institution; Trustee, The Ford Foundation; and Trustee, Howard University.

David Marshall, 130 Liberty Street, New York, New York 10006. Chief Information Officer and Executive Vice President, Bankers Trust Corporation; Senior Managing Director, Bankers Trust Company.

Hamish Maxwell, Philip Morris Companies Inc., 120 Park Avenue, New York, NY 10006. Retired Chairman and Chief Executive Officer, Philip Morris Companies Inc.; Director, Bankers Trust Company; Director, The News Corporation Limited; Director, Sola International Inc.; and Chairman, WWP Group plc.


Frank N. Newman, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board, Chief Executive Officer and President, Bankers Trust Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director, Dow-Jones, Inc.; and Director, Carnegie Hall.

N.J. Nicholas Jr., 745 Fifth Avenue, New York, NY 10020. Director, Bankers Trust Company; Director, Boston Scientific Corporation; and Director, Xerox Corporation.

Russell E. Palmer, The Palmer Group, 3600 Market Street, Suite 530, Philadelphia, PA 19104. Chairman and Chief Executive Officer of The Palmer Group; Director, Bankers Trust Company; Director, Allied-Signal Inc.; Director, Federal Home Loan Mortgage Corporation; Director, GTE Corporation; Director, The May Department Stores Company; Director, Safeguard Scientifics, Inc.; and Trustee, University of Pennsylvania.

Donald L. Staheli, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board and Chief Executive Officer, Continental Grain Company; Director, Bankers Trust Company; Director, ContiFinancial Corporation; Director, Prudential Life Insurance Company of America; Director, Fresenius Medical Care, A.g.; Director, America-China Society; Director, National Committee on United States-China Relations; Director, New York City Partnership; Chairman, U.S.-China Business Council; Chairman, Council on Foreign Relations; Chairman, National Advisor Council of Brigham Young University's Marriott School of Management; Vice Chairman, The Points of Light Foundation; and Trustee, American Graduate School of International Management.

Patricia Carry Stewart, c/o Office of the Secretary, 130 Liberty Street, New York, NY 10006. Director, Bankers Trust Company; Director, CVS Corporation; Director, Community Foundation for Palm Beach and Martin Counties; Trustee Emeritus, Cornell University.

George J. Vojta, Bankers Trust Company, 130 Liberty Street, New York, NY 10006. Vice Chairman, Bankers Trust Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director; Alicorp S.A.; Director; Northwest Airlines; Director, Private Export Funding Corp.; Director, New York State Banking Board; Director, St. Lukes-Roosevelt Hospital Center; Partner, New York City Partnership; and Chairman, Wharton Financial Services Center.

Paul A. Volcker, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Bankers Trust Company; Director, American Stock Exchange; Director, Nestle S.A.; Director, Prudential Insurance Company; Director, UAL Corporation; Chairman, Group of 30; North American Chairman, Trilateral Commission; Co-Chairman, Bretton Woods Committee; Co-Chairman, U.S./Hong Kong Economic Cooperation Committee; Director, American Council on Germany; Director, Aspen Institute; Director, Council on Foreign Relations; Director, The Japan Society; and Trustee, The American Assembly.

Melvin A. Yellin, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Senior Managing Director and General Counsel of Bankers Trust Corporation and Bankers Trust Company; Director, 1136 Tenants Corporation; and Director, ABA Securities Association.

Item 27.    PRINCIPAL UNDERWRITERS:

      (a)ICC Distributors, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Institutional Funds, and BT Investment Funds.

            (b)

         (1)                           (2)                        (3)
Name and Principal            Positions and Offices      Positions and Offices
 BUSINESS ADDRESS                WITH DISTRIBUTOR             WITH REGISTRANT

John Y. Keffer                ......President
Two Portland Square
Portland, ME 04101

Sara M. Morris                ......Treasurer
Two Portland Square
Portland, ME 04101

David I. Goldstein            ......Secretary
Two Portland Square
Portland, ME 04101

Benjamin L. Niles             ......Vice President
Two Portland Square
Portland, ME 04101

Margaret J. Fenderson         ......Assistant Treasurer
Two Portland Square
Portland, ME 04101

Dana L. Lukens                ......Assistant Secretary
Two Portland Square
Portland, ME 04101

Nanette K. Chern              ......Chief Compliance Officer
Two Portland Square
Portland, ME 04101

 (c)  None


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:

BT INVESTMENT FUNDS:          5800 Corporate Drive
(Registrant)                  Pittsburgh, PA 15237-7010

BANKERS TRUST COMPANY:        130 Liberty Street
(Investment Adviser,          New York, NY 10006
Administrator,
Custodian  and Transfer Agent)

ICC Distributors, Inc.        Two Portland Square
(Distributor)                 Portland, Maine 04101

ITEM 29.    MANAGEMENT SERVICES:

            Not applicable.

ITEM 30.    UNDERTAKINGS:

The Registrant undertakes to comply with Section 16c of the 1940 Act as though such provisions of the Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value or values of shares held by such requesting shareholders.


Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, BT INVESTMENT FUNDS, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 25th day of November, 1998.

                               BT INVESTMENT FUNDS

                              By:  /s/ Jay S. Neuman
                              Jay S. Neuman, Secretary
                              November 25, 1998

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                          TITLE                   DATE

By:   /s/ Jay S. Neuman       Attorney in Fact        November 25, 1998
      Jay S. Neuman           For the Persons
      SECRETARY               Listed Below

/s/ RONALD M. PETNUCH*        President and Treasurer
Ronald M. Petnuch             (Chief Executive Officer,
                              Principal Financial and
                              Accounting Officer)

/s/ S. LELAND DILL*           Trustee
S. Leland Dill

/s/ KELVIN J. LANCASTER*      Trustee
Kelvin J. Lancaster

/s/ PHILIP SAUNDERS, JR.*     Trustee
Philip Saunders, Jr.



*By Power of Attorney

                                   SIGNATURES

      BT INVESTMENT PORTFOLIOS has duly caused this Post Effective Amendment No. 55 to the Registration Statement on Form N-1A of BT Investment Funds to be signed on their behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 25th day of November, 1998.

                            BT INVESTMENT PORTFOLIOS

                              By:   /s/ Jay S. Neuman
                                    Jay S. Neuman, Secretary
                                    November 25, 1998

      This Post Effective Amendment No. 55 to the Registration Statement of BT Investment Funds has been signed below by the following persons in the capacities indicated with respect to Pacific Basin Equity Portfolio, Latin American Equity Portfolio, Global High Yield Securities Portfolio, Small Cap Portfolio, International Small Company Equity Portfolio and Global Emerging Markets Equity Portfolio, each a series of BT INVESTMENT PORTFOLIOS.

NAME                          TITLE                   DATE

By:   /s/ Jay S. Neuman       Attorney in Fact        November 25, 1998
      Jay S. Neuman           For the Persons
      SECRETARY               Listed Below

/s/ RONALD M. PETNUCH*        President and Treasurer
Ronald M. Petnuch             (Chief Executive Officer,
                              Principal Financial and
                              Accounting Officer)

/s/ CHARLES P. BIGGAR*        Trustee
Charles P. Biggar

/s/ S. LELAND DILL*           Trustee
S. Leland Dill

/s/ PHILIP SAUNDERS, JR.*     Trustee
Philip Saunders, Jr.



*By Power of Attorney

                                   SIGNATURES

      INTERMEDIATE TAX FREE PORTFOLIO has duly caused this Post Effective Amendment No. 55 to the Registration Statement on Form N-1A of BT Investment Funds to be signed on their behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 25th day of November, 1998.

                         INTERMEDIATE TAX FREE PORTFOLIO

                              By:   /s/ Jay S. Neuman
                                    Jay S. Neuman, Secretary
                                    November 25, 1998

      This Post Effective Amendment No. 55 to the Registration Statement of BT Investment Funds has been signed below by the following persons in the capacities indicated with respect to INTERMEDIATE TAX FREE PORTFOLIO.

NAME                          TITLE                   DATE

By:   /s/ Jay S. Neuman       Attorney in Fact        November 25, 1998
      Jay S. Neuman           For the Persons
      SECRETARY               Listed Below

/s/ RONALD M. PETNUCH*        President and Treasurer
Ronald M. Petnuch             (Chief Executive Officer,
                              Principal Financial and
                              Accounting Officer)

/s/ CHARLES P. BIGGAR*        Trustee
Charles P. Biggar

/s/ S. LELAND DILL*           Trustee
S. Leland Dill

/s/ PHILIP SAUNDERS, JR.*     Trustee
Philip Saunders, Jr.



*By Power of Attorney

                                   SIGNATURES

      INTERNATIONAL EQUITY PORTFOLIO has duly caused this Post Effective Amendment No. 55 to the Registration Statement on Form N-1A of BT Investment Funds to be signed on their behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 25th day of November, 1998.

                         INTERNATIONAL EQUITY PORTFOLIO

                              By:   /s/ Jay S. Neuman
                                    Jay S. Neuman, Secretary
                                    November 25, 1998

     This Post Effective Amendment No. 55 to the Registration Statement of BT Investment Funds has been signed below by the following persons in the capacities indicated with respect to INTERNATIONAL EQUITY PORTFOLIO.

NAME                          TITLE                   DATE

By:   /s/ Jay S. Neuman       Attorney in Fact        November 25, 1998
      Jay S. Neuman           For the Persons
      SECRETARY               Listed Below

/s/ RONALD M. PETNUCH*        President and Treasurer
Ronald M. Petnuch             (Chief Executive Officer,
                              Principal Financial and
                              Accounting Officer)

/s/ CHARLES P. BIGGAR*        Trustee
Charles P. Biggar

/s/ S. LELAND DILL*           Trustee
S. Leland Dill

/s/ PHILIP SAUNDERS, JR.*     Trustee
Philip Saunders, Jr.



*By Power of Attorney

                                   SIGNATURES

      CAPITAL APPRECIATION PORTFOLIO has duly caused this Post Effective Amendment No. 55 to the Registration Statement on Form N-1A of BT Investment Funds to be signed on their behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 25th day of November, 1998.

                         CAPITAL APPRECIATION PORTFOLIO

                              By:   /s/ Jay S. Neuman
                                    Jay S. Neuman, Secretary
                                    November 25, 1998

     This Post Effective Amendment No. 55 to the Registration Statement of BT Investment Funds has been signed below by the following persons in the capacities indicated with respect to CAPITAL APPRECIATION PORTFOLIO.

NAME                          TITLE                   DATE

By:   /s/ Jay S. Neuman       Attorney in Fact        November 25, 1998
      Jay S. Neuman           For the Persons
      SECRETARY               Listed Below

/s/ RONALD M. PETNUCH*        President and Treasurer
Ronald M. Petnuch             (Chief Executive Officer,
                              Principal Financial and
                              Accounting Officer)

/s/ CHARLES P. BIGGAR*        Trustee
Charles P. Biggar

/s/ S. LELAND DILL*           Trustee
S. Leland Dill

/s/ PHILIP SAUNDERS, JR.*     Trustee
Philip Saunders, Jr.



*By Power of Attorney